SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

      Filed by the registrant |X|
      Filed by a party other than the registrant  |_|
      Check the appropriate box:
      | | Preliminary proxy statement

                            |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      |X| Definitive proxy statement
      |_| Definitive additional materials
      |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     Windsor Real Estate Investment Trust 8
                (Name of Registrant as Specified in Its Charter)

                     Windsor Real Estate Investment Trust 8
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
      |X| No Fee Required.
      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
      (1) Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transactions applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

      |_|  Fee paid previously with preliminary materials:

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

      (2)  Form, schedule or registration statement no.:

      (3)  Filing party:

      (4)  Date filed:

--------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.




                     WINDSOR REAL ESTATE INVESTMENT TRUST 8

                            6430 South Quebec Street
                               Englewood, CO 80111

                            NOTICE OF ANNUAL MEETING



                                                           September 21, 1998



Dear Shareholder:


         It is a pleasure to invite you to attend the 1998 Annual Meeting of Shareholders of Windsor Real Estate Investment Trust 8, a California business trust (the "Trust"), to be held on October 23, 1998, at 6430 South Quebec Street, Englewood, Colorado 80111.



         At the Annual Meeting you will be asked to approve:


                  (i)       the conversion of the Trust  from a finite-life
                           entity to an infinite-life entity ("Proposal
                           1" or the "Conversion");

                  (ii)     the  amendment  and  restatement  of  the   Trust's
                           Declaration of Trust, and  the adoption of By-laws
                           for  the  Trust   ("Proposal  2"  or  the  "Related
                           Amendments,"   and  together  with Proposal  1,  the
                           "Organizational Amendments");

                  (iii) the approval of a stock option plan for the Trust, through the approval and adoption of
                           the   proposed  form of  the  1998  Equity
                           Compensation   Plan  ("Proposal  3"  or  the
                           "Equity Compensation Plan Approval"); and


                  (iv)    the annual election of trustees of the Trust
                           (the "Election of Trustees" or "Proposal  4").



         Proposals 1 and 2 are conditioned upon shareholder approval of both Proposals 1 and 2, meaning that if only one of such proposals is approved by the shareholders, both proposals will be deemed to be not approved by the shareholders. Proposals 1 and 2, if approved by the shareholders, will be effected through the adoption of an Amended and Restated Declaration for the Trust, and the adoption of By-laws for the Trust.

         At the Annual Meeting you will also be asked to vote on such other matters as may properly come before the meeting.


         The  accompanying   Proxy  Statement   provides  detailed   information
concerning the proposals as well as transactions that are likely to be engaged in and changes that are likely to be effected upon the approval of the Organizational Amendments which you are urged to read carefully and consider, as well as other information regarding other items on the Agenda at the Annual Meeting. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. Therefore, you are urged to date, sign and return your proxy card as soon as possible, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting and wish to revoke your proxy and vote your shares personally, you are entitled to do so at the meeting.


         YOUR BOARD OF TRUSTEES BELIEVES THAT THE ORGANIZATIONAL AMENDMENTS ARE IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD HAS UNANIMOUSLY APPROVED THE ORGANIZATIONAL AMENDMENTS AND RECOMMENDS THAT YOU VOTE TO APPROVE THEM. THE BOARD ALSO UNANIMOUSLY RECOMMENDS THAT YOU APPROVE EACH OF THE OTHER ITEMS TO BE VOTED ON AT THE ANNUAL MEETING AND URGES THAT YOU COMPLETE THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE AT YOUR FIRST OPPORTUNITY.

                                        Sincerely,

                                        WINDSOR REAL ESTATE INVESTMENT TRUST 8


                                        GARY P. McDANIEL, Trustee


                                        KENNETH G. PINDER, Trustee


                                        RICHARD B. RAY, Trustee

                                 --------------
                     WINDSOR REAL ESTATE INVESTMENT TRUST 8
                                 --------------
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON  OCTOBER 23, 1998

                                 --------------


         Notice is hereby given that the Annual Meeting of Shareholders of Windsor Real Estate Investment Trust 8, a California business trust (the "Trust"), will be held at 10:00 a.m., Denver time, on October 23, 1998, at 6430 South Quebec Street, Englewood, Colorado 80111 (the "Annual Meeting"), for the following purposes:

                  1. The conversion of the Trust from a finite-life entity to an infinite-life entity ("Proposal 1" or the "Conversion");

                  2. The amendment and restatement of the Trust's Declaration of Trust, and the adoption of By-laws for the Trust ("Proposal 2" or the
"Related   Amendments,"  and  together  with  Proposal  1,  the  "Organizational
Amendments");

                  3. The approval of an equity compensation plan for the Trust, through the approval and adoption of the proposed form of the 1998 Equity Compensation Plan ("Proposal 3" or the "Equity Compensation Plan Approval");

                   4. To approve the annual election of trustees of the Trust (the "Election of Trustees"); and

                   5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


         Proposals 1 and 2, if approved by the shareholders, will be effected through the adoption of an amended and restated declaration of trust for the Trust (the "Amended Declaration"), and the adoption of By-laws for the Trust. Proposals 1 and 2 are conditioned upon shareholder approval of both Proposals 1 and 2, meaning that if only one of such proposals is approved by the shareholders, both proposals will be deemed to be not approved by the shareholders.


         Holders of the Trust's Common Shares and Preferred Shares of record at the close of business on September 11, 1998, shall be entitled to notice of, and to vote at, the Annual Meeting. The Organizational Amendments, the Equity Compensation Plan Approval and the Election of Trustees and other items on the agenda at the Annual Meeting are more fully described in the accompanying Proxy Statement, and the Appendices thereto, which form a part of this Notice.


         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT SHAREHOLDER HAS RETURNED A PROXY.

                                           By Order of the Board of Trustees



                                           __________________________________
                                           Secretary

 September 21, 1998

                     WINDSOR REAL ESTATE INVESTMENT TRUST 8

                                 PROXY STATEMENT



         This Proxy Statement is being furnished to the holders (the "Shareholders") of (i) common shares of beneficial interest, $.01 per share ("Common Shares"); and (ii) preferred shares of beneficial interest, $.01 per share ("Preferred Shares" and together with the Common Shares, the "Shares"), of the Trust, in connection with the solicitation of proxies by the Trustees of the Trust for use at the Annual Meeting of Shareholders of the Trust to be held at 6430 South Quebec Street, Englewood, Colorado 80111, on October 23, 1998, at 10:00 a.m., Denver time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

         This  Proxy  Statement  is  being  furnished  in  connection  with  the
following  proposals:  (i) the   conversion  of the Trust  from a  finite-life
entity to an infinite-life entity ("Proposal 1" or the "Conversion"); (ii) the amendment and restatement of the Trust's Declaration of Trust (the "Existing Declaration of Trust"), and the adoption of By-laws (the "By-laws") for the Trust ("Proposal 2" or the "Related Amendments," and together with Proposal 1, the "Organizational Amendments"); (iii) the approval of a stock option plan for the Trust, through the approval and adoption of the 1998 Equity Compensation Plan ("Proposal 3" or the "Equity Compensation Plan Approval"); and (iv) the annual election of trustees of the Trust (the "Election of Trustees" or "Proposal 4").



         Proposals 1 and 2 are conditioned upon Shareholder approval of both Proposals 1 and 2, meaning that if only one of such proposals is approved by the Shareholders, both proposals will be deemed to be not approved by the Shareholders. Proposals 1 and 2, if approved by the Shareholders, will be effected through the adoption of an Amended and Restated Declaration for the Trust (the "Amended Declaration"), and the adoption of By-laws for the Trust.

         The proposals contained in this Proxy Statement, and the transactions and changes to be effected by the Trust following shareholder approval of the proposals may be subject to certain risk factors described herein, including the following:



         o The fundamental change in the nature of the shareholders' investment in the Trust and changes in shareholders' rights;
         o        The possible mandatory redemption of Preferred Shares by
                  the Trust under the Amended Declaration;
         o        The current and potential conflicts of interest arising out of
                  the  Trust's   relationship  with  Chateau,  and  the  Trust's
                  Advisor, which is also owned by Chateau;
         o Chateau's future control of the Trust and its affairs following the adoption of the Amended Declaration and By-laws, and the additional Chateau investment;
         o Constraints on growth opportunities and the implementation of the Business Plan, and no assurance of capital or other financing;
         o The risk that the properties that the Trust acquires and develops may fail to perform in accordance with the Trust's expectations; and
         o        The risks associated with increased indebtedness and leverage.


         For additional information concerning these and other risk factors, please see "Risk Factors" herein.



         This Proxy Statement and the accompanying form of proxy are first being mailed to the Shareholders of the Trust on or about September 21, 1998. A Shareholder who has given a proxy may revoke it at any time prior to its exercise.

         The close of  business  on   September  11, 1998 has been fixed as the
record date for determining Shareholders entitled to vote at the Annual Meeting.

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, TO BE RECEIVED NO LATER THAN OCTOBER 22, 1998.

         This Proxy Statement is dated  September 21, 1998.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION.

         NEITHER THE PROPOSALS NOR THIS PROXY STATEMENT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSALS OR THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE TRUSTEES.


                              AVAILABLE INFORMATION

         The Trust is subject to certain informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission at 7 World Trade Center, New York, New York 10048, and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and other information statements and other information regarding registrants that file electronically with the Commission.

         Statements contained herein concerning the provisions of documents are summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document if attached as an appendix hereto.

                                     SUMMARY

         The following summarizes certain information contained elsewhere in this Proxy Statement. While the purpose of this summary is to discuss and disclose the material aspects of the proposals, this summary is not intended to be complete, and is qualified in its entirety by reference to the more detailed information contained elsewhere herein. Capitalized terms not defined in this Summary have the meanings ascribed to them elsewhere in this Proxy Statement.


             PROPOSALS 1 AND 2 -- PROPOSED ORGANIZATIONAL AMENDMENTS


Introduction


         Proposal 1 is the conversion of the Trust from a finite-life entity to an infinite-life entity ("Proposal 1" or the "Conversion"). Proposal 2 is the amendment and restatement of the Existing Declaration of Trust, and the adoption of By-laws for the Trust ("Proposal 2" or the "Related Amendments," and together with Proposal 1, the "Organizational Amendments").

         The principal purposes of Proposals 1 and 2 are to convert the Trust from a finite-life to an infinite-life entity, and to remove various restrictions and limitations and other requirements contained in the Existing Declaration of Trust which are not typically found in the more modern organizational documents of leading real estate investment trusts ("REITs"). These include provisions that (i) restrict the types and amounts of equity and debt securities that the Trust may issue; (ii) limit the nature and types of investments that the Trust may make; and (iii) mandate that proceeds from sales or refinancings of properties be distributed to Shareholders, and not reinvested in assets (the "Capital, Investment and Other Restrictions"). The Organizational Amendments also provide for changing the name of the Trust to "N' Tandem Trust," a name that the Trustees believe is better suited to the Trust given its future proposed activities. See "Comparison of Principal Terms of Existing Declaration of Trust and Amended Declaration and By-laws," for additional information concerning the Organizational Amendments.

         If Proposals 1 and 2 are approved by the Shareholders, it is expected that the Trust will engage in the following transactions and effect the following changes: (i) Chateau Communities, Inc. ("Chateau"), a publicly held REIT which is the largest owner/operator of manufactured home communities in the United States, and which is the owner and sole shareholder of The Windsor Corporation, which serves as the Trust's advisor (the "Advisor"), is expected to purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof (which would give Chateau an approximate 45% ownership interest in the Trust), for a purchase price (but not below $25 per share) equal to the aggregate fair market value of such Shares, as determined by the independent trustees of the Trust (the "Independent Trustees") (see "Additional Chateau Investment"); (ii) the Trust will form an operating partnership subsidiary (the "Operating Partnership") in order to facilitate tax-free and/or tax-deferred acquisitions of additional properties (see "Organization of UPREIT; Contribution Transaction"); (iii) the Trust will begin implementing a growth-oriented business plan (the "Business Plan") intended to cause the Trust to attain greater size and asset diversity (see "Implementation of Business Plan; Growth Strategy"); and (iv) if successful in the implementation of the Business Plan, the Trust anticipates that it will, within two to four years after the adoption of the Organizational Amendments, seek to list the Common Shares on a national securities exchange or NASDAQ, and if deemed appropriate, raise additional capital through an underwritten public offering of the Common Shares, or other securities of the Trust (see "Future Listing of Common Shares on Exchange; Redemption of Preferred Shares"). There can be no assurance, however, that the Trust will be successful in listing the Common Shares, or effecting such public offering.

         The Amended Declaration also provides for the exchange of each Common Share and Preferred Share of the Trust for a share of a new class of common shares and preferred shares, respectively, which will have substantially the same rights as the existing classes of Shares, except that (i) in keeping with the conversion of the Trust from a finite-life to an infinite-life entity, the Trust will no longer be required to make distributions to Shareholders of all proceeds from sales or refinancings of properties; (ii) effective upon the listing of the Common

Shares on any national securities exchange or NASDAQ, the Trust will have the right to redeem outstanding Preferred Shares upon 60 days' written notice to Preferred Shareholders, at a redemption price per Preferred Share equal to the Preferred Share Liquidation Preference, which as of March 31, 1998 was $26.89; and (iii) each holder of Preferred Shares shall have the right, which becomes exercisable if the Preferred Shares are called for redemption, to convert each Preferred Share held by such holder into one Common Share, at any time prior to the Redemption Date, by the delivery of notice of such exercise to the Trust (the "Conversion Rights").

         The aspects of Proposal 2 that allow for the redemption of Preferred Shares upon the listing of Common Shares are intended to allow the Trust the option of eliminating the Preferred Shares from its capital structure if the Trust moves ahead and pursues an underwritten public offering of its Common Shares. The Trustees believe that the value of the Trust is likely to be enhanced if the Preferred Shares (which rank senior to the Common Shares with regard to dividends and distributions) are retired at the time of the offering. At the same time, by also granting Conversion Rights to the Preferred Shareholders if the Preferred Shares are in fact called for redemption, the holders of such Shares will have the option of either (i) being cashed out through the redemption; or (ii) continuing their investment in the Trust, as Common Shareholders, through the exercise of their Conversion Rights. See "Comparison of Principal Terms of Existing Declaration of Trust and Amended Declaration and By-laws" for additional information.

         The Trust's current portfolio of properties is comprised of a 100% ownership interest in three manufactured home community properties and a 40%, 11% and 11% interest, respectively, in three other manufactured home community properties. The Trust believes that significant opportunities exist to acquire additional properties that fit the investment objectives and guidelines set forth in its Business Plan. The Trust anticipates that it will focus on acquisitions where the Trust believes there is substantial opportunity to improve operational and financial results, or where for some reason, because of poor management or otherwise, a property is operating substantially below its potential.

         If Proposals 1 and 2 are approved, Chateau has advised the Trust that it intends to announce that the Trust will be a primary vehicle through which Chateau will make investments in manufactured home communities that do not fit the core asset type typical of the existing Chateau portfolio, which is characterized by large, stable, institutional-quality, fully amenitized properties. The Trust will employ higher levels of leverage than Chateau and will focus primarily on "lower profile assets" meaning properties (i) that are typically not part of a portfolio of manufactured housing community properties;
(ii) that are located in tertiary demographic and geographic markets; (iii) that are not managed by a nationally known manufactured home community operator; (iv) that may be managed by an on-site owner who lives at the property; and (v) that may be smaller and are likely to have fewer amenities, and a greater proportion of single-wide homes than the typical Chateau community. The Trust believes that its affiliation with Chateau will benefit the Trust by providing it with access to Chateau's national organization, management team and investment and management philosophies. Through its affiliation with Chateau, the Trust believes that it will be exposed to a wider range of acquisition opportunities as a result of Chateau's national organization and knowledge of the manufactured housing community industry, and will benefit from Chateau's expertise in effectively and efficiently managing properties. Chateau is widely considered as a leading property management company in the manufactured housing community industry, and in 1998, the National Manufactured Housing Congress presented the Chateau with the "National Operator of the Year" award for an unprecedented sixth consecutive year, confirming Chateau's outstanding reputation for excellence in property management and operations.


Summary Risk Factors


         Fundamental Change in Nature of Investment. Proposals 1 and 2 involve a fundamental change in the nature of the investment of the Common Shareholders and Preferred Shareholders in the Trust in that it will transform the Trust from a finite-life entity with a plan to liquidate its investments by no later than December 31, 2006, and to distribute the proceeds from such liquidation to Shareholders, to an infinite-life, growth-oriented entity which will not be required to distribute sales or refinancings proceeds to Shareholders but will instead be able to reinvest such proceeds in new investments. As a result, Shareholders can expect to have an effective avenue to liquidate their investments only after the Trust succeeds in listing the Common Shares on a national securities exchange or on NASDAQ, and such listing is not expected to occur until at least two to four years after the approval of the Organizational Amendments. In addition, there can be no assurance that the Trust will be successful in its efforts to effect such listing. For additional details and information relating to the change in the nature of the Shareholders' investments, see "Risk Factors" and "Comparison of Principal Terms of Existing Declaration of Trust and Amended Declaration and By-laws."


         Changes  in  Shareholders'  Rights.  The  Amended  Declaration  effects
various changes in   Shareholders'  rights  including the following:  under the
Amended Declaration, Shareholders no longer have (i) the right to receive distributions from sales or refinancing of properties (which will be reinvested); (ii) the right to vote Shares cumulatively in the election of Trustees; (iii) certain appraisal and other rights in the event of a roll-up of the Trust that are provided in the Existing Declaration of Trust; or (iv) the right to remove Trustees with or without cause, upon a vote of the holders of a majority of the Shares (under the Amended Declaration the Trustees may be removed only for cause, and only upon a vote of the holders of at least 80% of the Shares).

         Removal of Investment Restrictions. Under the Existing Declaration of Trust, the Trust is subject to various investment restrictions and generally is prohibited from investing in securities of other entities. The Amended Declaration does not contain such restrictions. The Trust will remain subject to various investment restrictions which relate to maintaining its status as a REIT, and the Trust does not anticipate investing in securities of other entities other than entities whose principal business is owning manufactured home communities. To the extent that the Trust makes investments in such entities, but does not control them, the Trust will be subject to all the risks associated with being a minority shareholder, including not having control over the affairs of any such entity.

         Possible Mandatory Redemption of Preferred Shares. Under the Amended Declaration, effective upon the listing of the Common Shares on any national securities exchange or NASDAQ (and subject to each Preferred Shareholder's right to convert each Preferred Share into one Common Share), the Trust will have the right to redeem outstanding Preferred Shares at a redemption price per Preferred Share equal to the Preferred Share Liquidation Preference, which as of March 31, 1998, was $26.89. Thus, holders of Preferred Shares may be forced to liquidate their investments in the Trust or to convert their investment into Common Shares.

         Conflicts of Interest.   Proposals 1 and 2 and the  recommendation  of
Gary P. McDaniel, a Trustee of the Trust, set forth herein could be deemed to involve certain conflicts of interest between Mr. McDaniel, on the one hand, and the Shareholders on the other hand, including the following:


                  Relationship of The Windsor Corporation to the Trust. The Advisor is a wholly-owned subsidiary of Chateau. Chateau and the
         Advisor currently collectively own 19,339 Common Shares and 984 Preferred Shares, representing a combined 9.8% equity interest in the Trust. Gary P. McDaniel, a Trustee of the Trust, is also the Chief Executive Officer and a shareholder of Chateau. The Trustees expect that the implementation of the Business Plan, by increasing the size of the Trust's portfolio of properties, will operate to substantially increase the total aggregate compensation payable to the Advisor under the Advisory Agreement.

                  Removal of Certain Advisory Agreement Restrictions Under the Existing Declaration of Trust. Under the Existing Declaration of Trust, the Advisory Agreement cannot be renewed for periods longer than one year, and must be terminable by the Trust without cause, on 60 days' notice. No similar restrictions are contained in the Amended Declaration. Accordingly, subject to the approval of the Independent Trustees, the Trust may extend the Advisory Agreement for periods beyond one year, and may modify the Advisory Agreement's termination and other provisions.

                  Potential Future Conflicts of Interest. Following the adoption of the Organizational Amendments, Chateau will continue to aggressively pursue acquisition and development opportunities on its own behalf to add to its portfolio. It is possible that the Advisor will find investment opportunities in the future that may be attractive to both the Trust and Chateau thereby creating potential conflicts of interest. This could result in the Trust not taking advantage of acquisition opportunities identified by the Advisor and could result in the Trust's engaging in activities which disproportionately benefit the Advisor or Chateau.


         Control  by  Chateau.  If   Proposals  1  and 2 are  approved  by  the
Shareholders, it is expected that Chateau will purchase at least an additional 130,000 Common Shares or Preferred Shares, or a combination thereof, and will therefore (i) own approximately 45% of the outstanding capital stock of the Trust; (ii) have substantial influence over the affairs of the Trust; and (iii) have the power, with limited support from other Shareholders, to approve or block most actions requiring the approval of the Shareholders of the Trust, including the sale of all assets of the Trust and other extraordinary actions. Chateau's control of the Trust and the Advisor and the potential conflicts of interest identified above could result in the Trust not taking advantage of acquisition opportunities identified by the Advisor and could result in the Trust's engaging in activities which disproportionately benefit the Advisor or Chateau.


         No Fairness Opinion Sought with Respect to Organizational Amendments. The Trustees have not in connection with the proposed Organizational Amendments sought to obtain an opinion relating to the fairness of the proposed Organizational Amendments to the Shareholders. The Existing Declaration does not require that any such fairness opinion be obtained and the proposed
Organizational Amendments were approved by all of the Trustees of the Trust, including the Independent Trustees. Had such opinion relating to fairness been obtained, the terms of the proposed Organizational Amendments might have been different, and possibly more favorable to the Shareholders.


         Constraints  on  Growth  Opportunities.  If   Proposals  1  and  2 are
approved by Shareholders, the Trust intends to pursue a full range of growth opportunities, including acquisitions of additional properties, community expansions and, to a lesser extent, new community development and redevelopment of existing communities. The ability of the Trust to accomplish such growth will be subject to a number of constraints, including the following:


         Competition for Available Properties. The Trust will compete for growth opportunities with national and regional manufactured home community owners, most of which have greater name recognition and financial resources than the Trust. The Trust's failure to compete successfully for acquisitions would adversely affect the Trust's ability to expand its portfolio of properties.

         The Trust Has Not Identified a Portfolio of Properties. The Trust has not, at the present time, identified a portfolio of properties that it would seek to invest in if the Organizational Amendments were approved, and if sufficient capital were available to it. There is no assurance that suitable communities for acquisition or development will be available or, if available, will be on terms acceptable to the Trust.

         No Assurance of Available Capital or Financing. The Trust currently lacks commitments for any of the additional capital it needs to implement its Business Plan and there can be no assurance that capital or other financing will be available to the Trust, or if available, available on favorable terms. If the Trust is not able to raise additional capital, or obtain other financing or funding, on favorable or acceptable terms, it will need to substantially curtail or abandon its Business Plan.

Background of the Transaction

         The Trust was organized to invest in existing, substantially developed and occupied manufactured home communities and to provide to its shareholders
(i) preservation, protection, and eventual return of the shareholder's investment; (ii) quarterly dividends of cash from operations, some of which may be a return of capital for tax purposes rather than taxable income; (iii) realization of long-term appreciation in value of the properties acquired by the Trust; and (iv) a hedge against inflation.

         The Trust was funded through a public offering of Common Shares and Preferred Shares, commencing in April 1992 and terminating in April 1993. An aggregate of 98,169 Common Shares and 98,323 Preferred Shares were sold at a
price of $25 per share for  gross  proceeds  aggregating    approximately  $2.5
million and $2.4 million, respectively.


         In September 1997, Chateau in purchased all of the outstanding capital stock of The Windsor Corporation, the Advisor to the Trust, for 101,239 common shares of Chateau, and $750,000 in cash. Following Chateau's acquisition of The Windsor Corporation shares, the Trustees of the Trust voluntarily resigned, and in connection with such resignation, appointed the three existing Trustees of the Trust, including the two Independent Trustees.


         The Trustees believe that the Trust has been successful in achieving certain of its objectives, especially in paying regular quarterly dividends out of cash from operations. See "Historical and Comparative Distributions" for a history of the Trust's payment of dividends. Based on the Estimated Liquidation
Payment  of   $26.89  payable  to  Preferred  Shareholders  if the  Trust  were liquidated as of March 31, 1998 (versus an original investment of $25.00) (see "Certain Alternatives--Liquidation of the Trust" below), it appears that the Trust has been somewhat successful in preserving the capital invested by Preferred Shareholders but based upon an Estimated Liquidation Payment of $22.61 payable to Common Shareholders if the Trust were liquidated as of March 31, 1998 (versus an original investment of $25.00), the Trust has been less successful in preserving the capital invested by Common Shareholders. Based upon the Estimated Liquidation Payments, the Trust has not been successful in providing long-term capital appreciation to the Common Shareholders or the Preferred Shareholders and has not provided the Shareholders with a hedge against inflation.

         In an effort to enhance Shareholder value, the Trustees in the first quarter of 1998 authorized the Advisor to attempt to identify additional acquisition opportunities for the Trust. The Advisor located a number of potential acquisitions and in March of 1998 the Trust entered into an agreement to acquire a 627-site manufactured home community in Montgomery, Alabama, for $5.5 million (the "Montgomery Acquisition"). In order to enable the Trust to complete the acquisition, Chateau offered to make an investment in the Trust. The Trustees accepted such offer and, on March 30, 1998, entered into an agreement with Chateau, pursuant to which Chateau invested $5.5 million in the Trust (the "Original Chateau Investment") in exchange for the issuance within 90 days of such investment of (i) such number of Common Shares (at a price of $25 per share) as the Trustees may determine; and (ii) promissory notes in a principal amount of the balance of the investment (the "Promissory Notes"). In connection with the Original Chateau Investment, on May 11, 1998, the Trust issued to Chateau (i) 19,139 Common Shares (at a price of $25 per share); and
(ii) two Promissory Notes with an aggregate principal amount of approximately $5.0 million.


         After completing the acquisition of the Montgomery, Alabama property, the Trustees authorized the Advisor to identify additional acquisition opportunities for the Trust. The Trustees determined at this time that the Trust was effectively prevented from taking advantage of such acquisition prospects as a result of the Capital, Investment and Other Restrictions contained in the Existing Declaration of Trust and lack of available capital.

         Following further discussion by the Trustees in April of 1998, the Trustees determined that it would substantially enhance the Trust's capital raising opportunities if it could restructure the Trust so that would be organized in a manner that is more typical of the structure employed by leading REITs. This determination eventually led in May, 1998, to the approval by the Trustees of the Organizational Amendments and a decision to present such amendments to the Shareholders of the Trust for their consideration and approval.

Recommendation of the Trustees


         The Trustees believe that adopting the Organizational Amendments is in the best interests of the Trust and its Shareholders and recommend that
Shareholders  vote FOR the  approval of   Proposals  1 and 2. In reaching  this
determination, the Trustees considered, among other things, the following factors:


       (i) the Trustees' belief that attractive acquisition and development opportunities exist, and that the Trust's lack of available capital and the Capital, Investment and Other Restrictions effectively prevent the Trust from taking advantage of such opportunities;

      (ii) that if the Organizational Amendments are approved, the Trust's more flexible organizational and capital structure should position the Trust for additional growth;

     (iii) that if the Organizational Amendments are approved, the Trust's portfolio will become more diversified as it acquires additional properties over time;

      (iv) that if the Organizational Amendments are approved and the Trust is successful in implementing the Business Plan, the Trust anticipates that it may be able to list the Common Shares on a national securities exchange or include them for quotation on NASDAQ, within two to four years following the adoption of the Organizational Amendments, thereby greatly enhancing Shareholders' liquidity;

       (v) the Trustees' belief that the implementation of the Trust's Business Plan, which is expected to increase the size and operating cash flow of the Trust, will provide opportunities for the Trust to increase distributions to Shareholders over time; and

      (vi) that the approval of the Organizational Amendments and the changes anticipated to be effected following the adoption of the Organization Amendments will provide the Trust with a capital and operating structure that will allow it to respond more efficiently to, and anticipate the occurrence of, changing conditions in the United States equity markets.


         In  reaching  their   determination,   the  Trustees  also   considered
potentially negative aspects of the Proposals, including the various factors and information set forth under "Risk Factors" and elsewhere in this Proxy Statement, including the following:


       (i) the fundamental change in the nature of the Shareholders' investment in the Trust and changes in Shareholders' rights;

      (ii) the possible mandatory redemption of Preferred Shares by the Trust under the Amended Declaration;

     (iii)        the current and potential conflicts of interest arising out of
                  the  Trust's   relationship  with  Chateau,  and  the  Trust's
                  Advisor, which is also owned by Chateau;

      (iv)        Chateau's   future  control  of  the  Trust  and  its  affairs
                  following the adoption of the Amended Declaration and By-laws, and the Additional Chateau Investment;

       (v) constraints on growth opportunities and the implementation of the Business Plan, and no assurance of capital or other financing;

      (vi) the risk that the properties that the Trust acquires and develops may fail to perform in accordance with the Trust's expectations; and

     (vii) the risks associated with increased indebtedness and leverage.

         The  foregoing   discussion   of  the  positive,   negative  and  other
information and factors considered by the Trustees is not intended to be exhaustive. The Trustees did not assign relative weights to the above factors or determine that any factor was of particular importance. A determination of various weightings would, in the view of the Trustees, be impractical. Rather, the Trustees viewed their position and recommendations as being based on the totality of the information presented to, and considered by, them. The Trustees recommend that the Shareholders review and consider independently the Risk Factors. In considering the recommendation of the Trustees, Shareholders should consider that one of the Trustees, Gary P. McDaniel, who is the Chief Executive Officer of Chateau, could be considered to have potential conflicts of interest, and that Chateau, which is likely to become a controlling shareholder shortly after the adoption of the Organizational Amendments, may also be subject to potential conflicts of interest. See "Risk Factors--Conflicts of Interest."

Certain Alternatives

         In considering the Organizational Amendments, the Trustees also analyzed two alternatives for the Trust: (i) liquidation of the Trust; and (ii) continuation of the Trust in accordance with its existing organizational structure, business plan and policies.

         Liquidation of the Trust. In lieu of adopting the Organizational Amendments, one option available to the Trust is for the Trust to commence an orderly liquidation and to distribute the net proceeds from the liquidation to Shareholders in accordance with the terms of the Existing Declaration of Trust. The primary benefit of this strategy is that it would allow for an immediate and final liquidation of the investments in the Trust held by, and a distribution of cash to, Shareholders. Liquidation of the Trust at the current time would also avoid the risks inherent in the proposed new structure for the Trust. In addition, Shareholders would have the opportunity to reinvest the net proceeds received in the liquidation in similar or different investments.


         The Trustees have estimated, however, that the net proceeds available for distribution to Shareholders upon completion of the liquidation would amount
to  approximately   $22.61  per  Common  Share  and  approximately  $26.89  per
Preferred Share (each an "Estimated Liquidation Payment"). For a discussion of the methodology employed by the Trust in developing these estimates, see "Certain Alternatives."

         In assessing the liquidation of the Trust, the Trustees observed that the $22.61 estimated to be payable to holders of Common Shares is less than the amount of the original offering price per Common Share in the Trust's initial public offering. Thus, liquidating at the current time would deprive holders of Common Shares of the ability to receive a full return of their originally invested capital and also of the potential for enhancement in the value of their investments in the Trust, which the Trustees believe will occur if the Trust is successful in the implementation of its new business plan.

         At the same time, the Trustees observed that the $26.89 estimated to be payable to holders of Preferred Shares is slightly greater than the amount of the original offering price of the Preferred Shares but would represent, on average, less than a 2.0% annual appreciation in the value of the Preferred Shares since the closing of the initial public offering. The Trustees concluded that liquidating the Trust at the current time would deprive holders of Preferred Shares from the further enhancement in the value of the Trust expected to occur upon a successful implementation of the new Business Plan. In addition to preserving for the Preferred Shareholders the potential for further appreciation in the value of their investments, the Organizational Amendments are also intended to protect against declines in such value. Under the terms of the Organizational Amendments, the liquidation preference for the holders of Preferred Shares is maintained so that if, in the future, the Trust would decide to liquidate, the holders of Preferred Shares would receive, before any payments are made to the holders of Common Shares, an amount per Share equal to the amount they would have received if the Organizational Amendments were never approved. In addition, the Organizational Amendments provide the Preferred
Shareholders  with  certain  options.  If   Proposals  1 and 2 are  approved by
Shareholders, the Trust is successful in implementing its new Business Plan, lists the Common Shares on a national securities exchange or on NASDAQ, and exercises its right to redeem the Preferred Shares at the time of the listing, holders of Preferred Shares will be provided with a choice to either accept a cash payment for their Shares in amount per Share equal to the Preferred Share Liquidation Preference or to convert their shares into Common Shares a on one-for-one basis. As a result of these factors, the Trustees concluded that
the  Organizational  Amendments  appropriately   balance the  interests  of the
holders of the Preferred Shares and the Common Shares and is in the overall best interests of all Shareholders.

         Continuation of the Trust. A second option available for the Trust, in lieu of adopting the Organizational Amendments, is for the Trust to continue its operations in accordance with its existing organizational structure, business plan and policies. Continuing the Trust without change has a number of characteristics that could be considered benefits, including (i) there would be no change in the nature of the Shareholders' investments; (ii) the Shareholders' investment in the Trust would not be exposed to the additional risks associated with the implementation and operation of the new Business Plan; (iii) the Trust would liquidate its holdings and distribute the net proceeds from such liquidation by no later than 2006; and (iv) the Trust would not incur any expenses in connection with the adoption of the Organizational Amendments, which are estimated to be approximately $125,000.


         At the same time, the Trustees believe that continuing the Trust in its current form will deprive Shareholders of the substantial benefits of the proposed Organizational Amendments, and the other changes expected to be effected following their adoption, and will prevent the Trust from implementing the Business Plan and acquiring additional manufactured housing communities. The Trustees also considered that continuation of the Trust in its current form would not address the liquidity needs that Shareholders may have.


         The Trustees also developed estimates of the values of the Common Shares and Preferred Shares assuming the Trust would be continued in accordance with its existing organizational structure, business plan and policies. The estimates developed indicate values of approximately $25.57 per Common Share , which is only marginally greater than the original offering price of the Common Shares in the Trust's initial public offering of the shares, and $28.23 per Preferred Share (each an "Estimated Continuation Value") which represents, on average, less than a 2.5% annual appreciation in the value of the Preferred Shares since the closing of the initial public offering of the shares. For a discussion of the methodology employed by the Trust in developing these estimates, see "Certain Alternatives."


Historical and Comparative Distributions

         Set forth below is certain information relating to distributions made by the Trust since January 1, 1994, the first full year of operation of the
Trust:

               Common Shares(1)                                                          Preferred Shares(2)
               ----------------                                                          -------------------
       Year                  Aggregate                 Per Share                 Aggregate                 Per Share
       ----                  ---------                 ---------                 ---------                 ---------

       1998*                 $ 37,304                   $0.375                   $ 36,800                   $0.375
       1997                  $135,254                    $1.50                   $147,110                    $1.50
       1996                  $135,254                    $1.50                   $147,110                    $1.50
       1995                  $132,436                    $1.35                   $144,413                    $1.47
       1994                  $104,298                    $1.06                   $113,687                    $1.06
 ------------------------------
*  Through March 31, 1998.



(1) The portion of such distribution representing a return of capital to Shareholders is as follows: 1998 (100%); 1997 (100%); 1996 (100%);
         1995 (100%); and 1994 (3%).

(2) The portion of such distribution representing a return of capital to Shareholders is as follows: 1998

         (100%); 1997  (100%); 1996 (77%); 1995 (67%); and 1994 (3%).


         The Trust is not in arrears with respect to any dividends or distributions, and the Trust has made all distributions required to be made by it under the Existing Declaration of Trust.

         With respect to distributions to Shareholders of cash from operations, if the Organizational Amendments are approved, the Trust intends to maintain its current dividend policies and in connection therewith, and, subject to the availability of funds for the same, intends to continue to timely pay the Preferred Share Dividend Preference and the Common Share Dividend Preference. If the Organizational Amendments are approved, The Trust does not intend, in the future, to distribute to Shareholders proceeds from the sale or refinancing of properties, but instead intends to reinvest such proceeds in new investments.

              COMPARISON OF PRINCIPAL TERMS OF EXISTING DECLARATION
                  OF TRUST AND AMENDED DECLARATION AND BY-LAWS


         Set forth below is a summary comparison of certain of the principal terms of the Existing Declaration of Trust, as currently in effect, against those that would be in effect if Proposals 1 and 2 are approved and accordingly the Amended Declaration, and By-laws, were to be adopted. A more thorough comparison is set forth elsewhere herein and the Amended Declaration, and By-laws, are set forth in their entirety in Appendix A, and Appendix B, respectively.




 EXISTING DECLARATION OF TRUST              AMENDED DECLARATION
                                               AND BY-LAWS

Length of Investment

o    The Trust is a finite-life entity.

o    The term of the Trust will expire on December 31, 2006. Following such date
     all  remaining  assets  of  the  Trust  would  be  liquidated,   and  final
     distributions would be made to the Shareholders.

o The Trust would become, under the Amended Declaration, an infinite-life entity with the intention of continuing its operations for an indefinite time period.

o As an infinite-life entity no future liquidation or dissolution of the Trust would be required or planned.

Voting Rights

o With certain limited exceptions, each Common Share and each Preferred Share entitles each holder to one vote on all matters submitted to a vote of Shareholders.

o Except as described below, the voting rights of the Common Shares and Preferred Shares under the Amended Declaration and By-laws will remain the same as those under the Existing Declaration of Trust.


o Each Shareholder has the option to use cumulative voting in the Election of Trustees.

o Under the Amended Declaration and By-laws cumulative voting for the election of Trustees will be eliminated.


o Under the Existing Declaration of Trust the Advisor, the Trustees, and their Affiliates, are restricted from voting Shares held by them with respect to a wide range of affiliated trans- actions, and other transactions where a conflict of interest may exist (the "Voting Restrictions").

o The Voting Restrictions contained in the Existing Declaration of Trust are not included in the Amended Declaration or By-laws.


o Under the Existing Declaration of Trust, Shareholders have cumulative voting rights in the election of Trustees.

o The Amended Declaration eliminates cumulative voting rights of Shareholders.

                                                         AMENDED DECLARATION
      EXISTING DECLARATION OF TRUST                         AND BY-LAWS



Distributions;
Liquidating
Proceeds

     Operating Distributions

o Under the Existing Declaration of Trust, the Trustees are required to declare annually a Preferred Share Dividend Preference. At their option, they may also declare a Common Share Dividend Preference. Operating Distributions

o Under the Amended Declaration the provisions relating to the Preferred Share Dividend Preference and Common Share Dividend Preference remain unchanged.

     Distributions of Cash from Sales
     or Refinancings of Properties


o The Existing Declaration of Trust requires that all proceeds from the sale or refinancing of any property be promptly distributed to the Shareholders as follows: first to Preferred Shareholders in the amount of the Preferred Share Liquidation Preference, second to the Common Shareholders in the amount of the Common Share Liquidation Preference and third, 85% of any remaining proceeds to the Shareholders pro rata and 15% to the Advisor.

Distributions of Cash from Sales or
Refinancings of Properties



o The Amended Declaration does not mandate the distribution of proceeds from sales or refinancings of properties to Shareholders. Except upon a liquidation of the Trust, proceeds from sales or refinancings of Properties will be distributed in the same manner as operating distributions.

     Liquidating Proceeds

o Distribution of proceeds in connection with a liquidation of the Trust are on a property by property basis, and are the same as set forth in "Distribution of Cash From Sales or Refinancings of Properties" above.

     Liquidating Proceeds
     --------------------

o Upon a liquidation of the Trust's properties and a winding-up of the Trust, the distribution of proceeds would be pursuant to the same general formula as under the Existing Declaration of Trust, except that (i) liquidating proceeds and preferences would be calculated from and after the effective date of the Amended Declaration, and (ii) rather than distributing proceeds on a property by property basis, proceeds from all properties would first be aggregated.

Issuance of Additional
Securities

o The Existing Declaration of Trust authorizes the issuance of an unlimited amount of Common Shares and Preferred Shares only.

o Under the Amended Declaration, the Trust may issue an aggregate of up to 750,000,000 shares of beneficial interest, including Common Shares , Preferred Shares, and such other classes of securities as it sees fit.


Redemption and
Conversion
Rights
o Other than redemption rights of the Trust relating to Ownership Limitations, the Existing Declaration of Trust does not provide for any rights with respect to the conversion or redemption of any Common Shares or Preferred Shares.

o The Amended Declaration provides the Trust with right, exercisable upon the listing of the Common Shares on any national securities exchange or NASDAQ, to redeem any or all Preferred Shares for a purchase price per Share equal to the Preferred Share Liquidation Preference.

o The Amended Declaration also provides each holder of Preferred Shares with the right to convert each Preferred Share held by such holder into one Common Share, which may be exercised after the Preferred Shares are called for redemption and prior to the Redemption Date.

Investment Restrictions

o Generally, the Existing Declaration of Trust prohibits the Trust from investing in securities of other entities.

o The Amended Declaration does not contain any restriction on the nature or type of investments that the Trust may make.

Limitations on
Borrowing; Debt

o Under the Existing Declaration of Trust, the Trust is limited with respect to secured and unsecured borrowings and the issuance of debt securities.

o The Trust would not be limited with respect to secured or unsecured borrowings, or the issuance of debt securities.

Engagement of Advisor

o The current relationship between the Trust and the Advisor is governed by the Advisory Agreement.

o    The Advisory Agreement will remain in full force and effect.

o Under the Existing Declaration of Trust, the Advisory Agreement cannot be extended at any given time for more than one year, and may be terminated by the Trust with or without cause, on 60 days' notice (the "Renewal and Termination Restrictions").

o The Renewal and Termination Restrictions are not included in the Amended Declaration.

Antitakeover
Provisions

o    The  Existing   Declaration  of  Trust  contains  various   "anti-takeover"
     provisions.

o The Existing Declaration of Trust also provides for various shareholder rights derived from the NASAA Real Estate Investment Trust Guideline provisions regarding Roll-Ups.

o The Amended Declaration and By- laws contain various "antitakeover" provisions, including the following: (i) the authorization of "blank check" preferred shares; (ii) a requirement that Trustees be removed only for cause and only by a vote of at least 80% of the outstanding Shares, and
     (iii) specific procedures that must be followed to call a special meeting of Shareholders, or to submit proposals for a special or annual meeting. There are no provisions relating to Roll-Ups.


Transactions with
Affiliates

o Transactions involving any actual or potential conflict of interest with a Trustee or Advisor, or an affiliate of such persons, are required to be approved by a majority of the Independent Trustees of the Trust.

o Certain transactions with a Trustee or Advisor, or their affiliates, are prohibited.

o There are no provisions in the Amended Declaration or By-laws relating to transactions involving any actual or potential conflict of interest with a Trustee or Advisor, or an affiliate of such persons. The Trust's policy with respect to such transactions will be to obtain the approval of a majority of the Independent Trustees of the Trust.

o There are no prohibitions on transactions with a Trustee or Advisor, or their affiliates.

Limitation on Total
Operating Expenses

o The Existing Declaration of Trust provides that, subject to certain conditions, the Total Operating Expenses of the Trust shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Trust or 25% of the Trust's Net Income.

o There are no limitations in the Amended Declaration or By-laws on the Total Operating Expenses of the Trust.

Ownership Limitations

o Under the Existing Declaration of Trust no entity or individual may own more than 9.8% of the outstanding Shares.

o Subject to certain exceptions, the Amended Declaration provides that no holder may own more than 9.8% of the outstanding Shares (the
     "Ownership Limit").

o    Under the  Amended  Declaration,  Chateau is  excluded  from the  Ownership
     Limit.

Vote Required

         Each of Proposals 1 and 2 requires the affirmative vote of (i) the holders of a majority of the issued and outstanding Common Shares, and (ii) the holders of a majority of the issued and outstanding Preferred Shares, voting as separate classes.

         Proposals 1 and 2 are conditioned upon Shareholder approval of both Proposals 1 and 2, meaning that if only one of such proposals is approved by the Shareholders, both proposals will be deemed to be not approved by the Shareholders. Proposals 1 and 2, if approved by the Shareholders, will be effected through the adoption of an Amended and Restated Declaration for the Trust (the "Amended Declaration"), and the adoption of By-laws for the Trust (the "By-laws").


                 PROPOSAL 3 -- EQUITY COMPENSATION PLAN APPROVAL

         Proposal 3 is the approval of a proposed form of equity compensation plan for the Trust. The Board of Trustees (the "Board") has adopted the 1998 Equity Compensation Plan (the "Equity Compensation Plan") which, subject to approval of the Common Shareholders and Preferred Shareholders voting together as a single class, provides for the discretionary grant by a compensation committee (the "Compensation Committee") of the Board of incentive stock options which meet the requirements of Section 422 of the Code, non-qualified stock options, restricted shares and dividend equivalent rights.

         The purpose of the Equity Compensation Plan is to (i) provide incentive to key employees, officers and trustees of the Trust and other persons expected to provide significant services to the Trust, including the employees, officers and directors of the Advisor, (ii) to encourage proprietary interest in the Trust, (iii) to encourage such key employees to remain in the employ of the Trust and the Advisor, (iv) to attract new employees with outstanding qualifications, and (v) to afford additional incentive to others to increase their efforts in providing significant services to the Trust and the Advisor.

         The number of Common Shares that may be subject to grants under the Equity Compensation Plan will not in the aggregate exceed the lesser of 10% of the issued and outstanding Shares of the Trust, as the same may vary from time to time, or 1,000,000 Common Shares.

         Proposal 3 requires the affirmative vote of the holders of a majority of the issued and outstanding Common Shares, and Preferred Shares, voting as a single class.

         See "Proposal 3: Equity Compensation Plan Approval" herein for additional details.



                     PROPOSAL 4  -- ELECTION OF  TRUSTEES

         Proposal 4 relates to the Annual Election of Trustees of the Trust. Election of Trustees is decided by a plurality of the votes cast by the Shares entitled to vote in the election. Each Shareholder has the option to use cumulative voting in the Election of Trustees. The total number of votes available to holders electing if cumulative voting is equal to three times the number of Shares held, which may be allocated to the Trustees in such holder's discretion.


         See "Proposal  4: Election of Trustees" herein for additional details.

                      RISK FACTORS AND OTHER CONSIDERATIONS


          Proposals 1 and 2 involve certain risks, conflicts of interest and other considerations, which are discussed below. In considering the recommendations of the Trustees with respect to the Organizational Amendments, Shareholders are urged to consider carefully the basis of such recommendations, the changes that are effected, and likely to be effected, upon approval of the Organizational Amendments, and potential conflicts of interest and other risk factors described below.


Fundamental Change in Nature of Investment


          Proposals 1 and 2 involve a fundamental change in the nature of the investment of the Common Shareholders and Preferred Shareholders in the Trust which will transform the Trust from a finite-life entity with a plan to liquidate its investments by no later than December 31, 2006, and to distribute the proceeds from such liquidation to Shareholders, to an infinite-life, growth-oriented entity which will not be required to distribute the net proceeds from asset sales or refinancings to Shareholders but will instead be able to reinvest the proceeds from sales and refinancings of assets in new investments. As a result, Shareholders can expect to have an effective avenue to liquidate their investments only after the Trust succeeds in listing the Common Shares on a national securities exchange or on NASDAQ, and such listing is not expected to occur until at least two to four years after the approval of the Organizational Amendments. There can be no assurance, however, that the Trust will be successful in its efforts to effect such listing. For additional details and
information  relating to the change in the nature of   Shareholder  investments
and rights of   Shareholders,  see  "Comparison of Principal  Terms of Existing
Declaration of Trust and Amended Declaration and By-laws."


Changes in Shareholders' Rights


         The Amended  Declaration  effects  various  changes in   Shareholders'
rights including the following: under the Amended Declaration, Shareholders no longer have (i) the right to receive distributions from sales or refinancing of properties (which will be reinvested); (ii) the right to vote shares cumulatively in the election of Trustees; (iii) certain appraisal and other rights in the event of a roll-up of the Trust that are provided in the Existing Declaration of Trust; or (iv) the right to remove Trustees with or without cause, upon a vote of the holders of a majority of the Shares (under the Amended Declaration the Trustees may be removed only for cause, and only upon a vote of the holders of at least 80% of the Shares).


Possible Mandatory Redemption of Preferred Shares


         Under the Amended Declaration, effective upon the listing of the Common Shares on any national securities exchange or NASDAQ (and subject to each Preferred Shareholder's right to convert each Preferred Share into one Common Share), the Trust will have the right to redeem outstanding Preferred Shares at a redemption price per Preferred Share equal to the Preferred Share Liquidation
Preference,  which as of  March  31,   1998 was   $26.89.  Should  the  Trust
exercise such right, each Preferred Shareholder will be faced with the choice of being cashed out at the redemption price or converting its Preferred Shares to Common Shares thereby altering the various preferences relating to such Shareholder's original investment in the Trust.


Conflicts of Interest


           Proposals 1 and 2 and the recommendation of Gary P. McDaniel, a Trustee of the Trust, set forth herein could be deemed to involve certain
conflicts  of  interest  between  Mr.  McDaniel,   on  the  one  hand,  and  the
Shareholders on the other hand, including the following:


         Relationship of The Windsor Corporation to the Trust. The Advisor is a wholly-owned subsidiary of Chateau. Chateau and the Advisor currently collectively own 19,339 Common Shares and 984 Preferred Shares, representing a combined 9.8% equity interest in the Trust. Gary P. McDaniel, a Trustee of the Trust, is also the Chief Executive Officer and a shareholder of Chateau. Pursuant to the Advisory Agreement dated January 30, 1992 (as amended), between the Advisor and the Trust (the "Advisory Agreement"), the Advisor is responsible for day-
to-day operations and property management functions of the Trust and performs a wide range of services and activities relating to the assets and operations of the Trust. In consideration for the rendering of these services pursuant to the Advisory Agreement, the Advisor is entitled to the following fees: (i) annual subordinated advisory fees of up to 1% of invested assets, and .5% of uninvested assets of the Trust; (ii) brokerage commissions in connection with the acquisition of properties by the Trust equal to the lesser of one-half of the brokerage commission paid, or 3% of the sales price; and (iii) a subordinated incentive fee on the disposition and liquidation of the Trust's properties equal to 15% of cash remaining from the liquidation of the Trust's properties after the Preferred Shareholders and Common Shareholder have received their liquidation preferences. While the adoption of the Organizational Amendments and the implementation of the Business Plan do not affect the Advisor compensation structure under the Advisory Agreement, the Trustees expect that the implementation of the Business Plan, by increasing the size of the Trust's portfolio of properties, will operate to increase the total aggregate compensation payable to the Advisor under the Advisory Agreement. Aggregate annual compensation payable to the Advisor in fiscal year 1997 and fiscal year 1996 was $54,500 and $112,600, respectively. If, following the adoption of the Organizational Amendments, the Trust were able to quadruple the value of the properties held by the Trust, through the acquisition or development of additional properties following the adoption of the Organizational Amendments, from $13.4 million to $53.6 million, the annual subordinated advisory fees payable to the Advisor could increase by as much as $402,000 per year, and the Advisor could receive aggregate brokerage fees in connection with acquisition of new properties of up to approximately $1.2 million.


         Removal of Certain Advisory Agreement Restrictions Under the Existing Declaration of Trust. Under the Existing Declaration of Trust, the Advisory Agreement cannot be renewed for periods longer than one year, and must be terminable by the Trust without cause, on 60 days' notice. No similar restrictions are contained in the Amended Declaration. Accordingly, subject to the approval of the Independent Trustees, the Trust may extend the Advisory Agreement for periods beyond one year, and may modify the Advisory Agreement's termination and other provisions.

         Potential Future Conflicts of Interest. Chateau is the largest publicly held REIT in the United States that is principally engaged in the acquisition, development and management of manufactured home communities and will continue to aggressively pursue acquisition and development opportunities on its own behalf to add to its portfolio. It is possible that the Advisor will find investment opportunities in the future that may be attractive to both the Trust and Chateau thereby creating potential conflicts of interest. The conflicts of interest identified herein and the future control of the Trust and the Advisor by Chateau identified below could result in the Trust not taking advantage of acquisition opportunities identified by the Advisor and could result in the Trust's engaging in activities which disproportionately benefit the Advisor or Chateau.

Control by Chateau


         Chateau and the Advisor currently collectively own, in the aggregate, 19,339 Common Shares and 984 Preferred Shares, representing a combined 9.8% equity interest in the Trust, and the Trust and Chateau anticipate that promptly following the approval of Proposal 1 by the Shareholders, Chateau will purchase at least an additional 130,000 Common Shares or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per Share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees, which would give Chateau an aggregate 45% equity ownership interest in the Trust. It is expected that for at least the first two years following the adoption of the Organizational Amendments, Chateau may seek to maintain ownership of up to 45% of the outstanding Shares. It is anticipated that additional investments by Chateau will be on substantially the same terms as investments by unaffiliated third parties involved in any such investment or, if such third parties are not involved, on such terms as the Independent Trustees shall determine. With limited exceptions, under the Amended Declaration, matters voted on by the Shareholders (including the Election of Trustees) are voted on by the holders of the Common Shares and Preferred Shares, voting as a single class. Accordingly, assuming Chateau makes the additional above described investment, Chateau will have substantial influence over the affairs of the Trust, and will have the power, with limited support from the other Shareholders, to approve or block most actions requiring the approval of the Shareholders of the Trust, including the sale of all assets of the Trust and other extraordinary actions.

         Chateau's control of the Trust and the Advisor and the potential conflicts of interest identified above could result in the Trust not taking advantage of acquisition opportunities identified by the Advisor and could result in the Trust's engaging in activities which disproportionately benefit the Advisor or Chateau.

No Fairness Opinion Sought with Respect to Organizational Amendments


         The Trustees have not in connection with the proposed Organizational Amendments sought to obtain an opinion relating to the fairness of the proposed Organizational Amendments to the Shareholders. The Existing Declaration of Trust does not require any such fairness opinion be obtained and the proposed Organizational Amendments were approved by all of the Trustees of the Trust, including the Independent Trustees. Had such opinion relating to fairness been obtained, the terms of the proposed Organizational Amendments might have been different, and possibly more favorable to the Shareholders.


Potential Increase in Indebtedness; Additional Use of Leverage

         Under the Existing Declaration of Trust (i) total indebtedness of the Trust cannot exceed 300% of the net asset value of the Trust's assets; and (ii) the net asset value of the Trust's assets must be at least 300% of the amount of unsecured indebtedness of the Trust. In accordance with these restrictions, the Trust currently has in the aggregate approximately $8.2 million in outstanding indebtedness (including its pro rata share of indebtedness from joint ventures and limited partnerships), of which approximately $6.7 million is secured by mortgages on the Trust's assets. Currently, total indebtedness of the Trust equals approximately 160% of the net asset value of the Trust's assets, and the net asset value of the Trust's assets equals approximately 331% of the Trust's unsecured indebtedness. Currently, the total indebtedness of the Trust is approximately 62% of the value of its assets. Neither the Amended Declaration nor the By-laws limit the amount of indebtedness that the Trust may incur.

         If the Organizational Amendments are approved, the Trust will no longer be limited under its organizational documents in the total amount of indebtedness that it may incur. The Trust's policy will be to limit total indebtedness of the Trusts the Trust's to 80% of the value of the Trust's assets, which is slightly higher than existing levels of indebtedness and significantly higher than the historic debt profile of the Trust. The use of a greater amount of leverage by the Trust could increase its vulnerability to general economic and real estate industry conditions (including increases in interest rates) and could impair the Trust's ability to obtain additional financing in the future and to take advantage of significant acquisition opportunities that may arise. There is no assurance that the Trust will be able to meet its future debt service obligations and, to the extent that it cannot, the Trust risks the loss of some or all of its assets to foreclosure. Adverse economic conditions could cause the terms at which borrowings are available to be unfavorable. In such circumstances, if the Trust is in need of capital to repay indebtedness in accordance with its terms or otherwise, it could be required to liquidate one or more investments in its properties at times which may not permit realization of the maximum return on such investments. The incurrence of additional indebtedness and use of additional leverage by the Trust could result in reduced distributions to Shareholders and could impair the ability of the Trust to continue to timely pay the Preferred Share Dividend Preference and Common Share Dividend Preference.

Risks Related to Removal of Investment Restrictions


         Under the Existing Declaration of Trust, the Trust is subject to various investment restrictions and generally is prohibited from investing in securities of other entities. The Amended Declaration does not contain such restrictions. The Trust will remain subject to various investment restrictions which relate to maintaining its status as a REIT, and the Trust does not anticipate investing in securities of other entities other than entities whose principal business is owning manufactured home communities. To the extent that the Trust makes investments in such entities, but does not control them, the Trust will be subject to all the risks associated with being a minority shareholder, including not having control over the affairs of any such entity.

Constraints on Growth Opportunities


         If Proposals 1 and 2 are approved by Shareholders, the Trust intends to pursue a full range of growth opportunities, including acquisitions of additional properties, community expansions and, to a lesser extent, new community development and redevelopment of existing communities. The ability of the Trust to accomplish such growth will be subject to a number of constraints, including the following:


         Competition for Available Properties. The Trust will compete for growth opportunities with national and regional manufactured home community owners, most of which have greater name recognition and financial resources than the Trust. The Trust's failure to compete successfully for acquisitions would adversely affect the Trust's ability to expand its portfolio of properties.

         The Trust Has Not Identified a Portfolio of Properties. The Trust's ability to successfully pursue new growth opportunities will depend on a number of factors, including, among other things, the Trust's ability to identify manufactured home communities for acquisition or development, to finance acquisitions and renovations and to successfully integrate new communities into its operations. The Trust has not, at the present time, identified a portfolio of properties that it would seek to invest in if the Organizational Amendments were approved, and if sufficient capital were available to it. There is no assurance that suitable communities for acquisition or development will be available or, if available, will be on terms acceptable to the Trust.

         No Assurance of Available Capital or Financing. The implementation of the Trust's Business Plan will require substantial additional capital. The Trust will seek additional capital through additional equity or debt offerings, mortgage loans and other borrowings and additional investments by Chateau or other third parties. The Trust currently lacks commitments for any of the additional capital it needs to implement its Business Plan and there can be no assurance that capital or other financing will be available to the Trust, or if available, available on favorable terms. If the Trust is not able to raise additional capital, or obtain other financing or funding, on favorable or acceptable terms, it will need to substantially curtail or abandon its Business Plan. There also can be no assurance that the Trust will be successful in listing the Common Shares on any national securities exchange or on NASDAQ in the future.

Acquisition and Development Risks


         If Proposals 1 and 2 are approved, the Trust intends to implement an aggressive acquisition program and, to a lesser extent, to pursue the development of new communities and the redevelopment of existing communities. The acquisition and development of new properties entails the risk that investments will fail to perform in accordance with the Trust's expectations. New project development and property redevelopment activities are subject to a number of risks, including, without limitation, risks of construction delays or cost overruns, risks that the properties will not achieve anticipated performance levels and new project commencement risks such as receipt of zoning, occupancy and other required governmental permits and authorizations. These and other risks could result in the incurrence of substantial costs for a project that is never completed. There is no assurance that financing for these projects will be available or, if available, will be on terms acceptable to the Trust. Unanticipated delays or expenses in connection with the development of new properties could have an adverse effect on the results of operations and financial condition of the Trust. The acquisition and development risks identified herein could result in reduced distributions to Shareholders and could impair the ability of the Trust to continue to timely pay the Preferred Share Dividend Preference and Common Share Dividend Preference.


Environmental Matters

         In connection with the Trust's acquisition of properties in the future, it generally intends to conduct a Phase I environmental assessment prior to acquisition. A Phase I environmental assessment involves researching historical usages of a property, databases containing registered underground storage tanks and other matters, including an on-site inspection, to determine whether an environmental issue exists with respect to the property which needs to be addressed. It is possible that Phase I environmental assessment will not reveal all environmental liabilities or compliance concerns or that there will exist material environmental problems or compliance concerns with respect to new acquisition of which the Trust is not aware. The Trust is not aware of any material environmental problems at any of the properties contained in its current portfolio. There can be no assurance, however, that environmental problems do not actually exist at such properties, and that the liability of the Trust with respect to any such problem would not be material.

             PROPOSALS 1 AND 2 -- PROPOSED ORGANIZATIONAL AMENDMENTS


Introduction


           Proposals  1 and 2 seek (i) the   conversion  of the Trust  from a
finite-life   entity  to  an   infinite-life   entity   ("Proposal   1"  or  the
"Conversion"); and (ii) the amendment and restatement of the Trust's Existing Declaration of Trust, and the adoption of By-laws for the Trust ("Proposal
2"  or  the   "Related   Amendments,"   and  together   with   Proposal  1,  the
"Organizational Amendments").

         The principal purposes of Proposals 1 and 2 are to convert the Trust from a finite-life to an infinite-life entity, and to remove various restrictions and limitations and other requirements contained in the Existing Declaration of Trust which are not typically found in the more modern organizational documents of leading REITs. These include provisions that (i) restrict the types and amounts of equity and debt securities that the Trust may issue; (ii) limit the nature and types of investments that the Trust may make; and (iii) mandate that proceeds from sales or refinancings of properties be distributed to Shareholders, and not reinvested in assets. The Organizational Amendments also provide for changing the name of the Trust to "N' Tandem Trust," a name that the Trustees believe is better suited to the Trust given its future proposed activities. See "Comparison of Principal Terms of Existing Declaration of Trust and Amended Declaration and By-laws," for additional information concerning the Organizational Amendments.

         If Proposals 1 and 2 are approved by the Shareholders, it is expected that the Trust will engage in the following transactions and effect the following changes: (i) Chateau, a publicly held REIT which is the largest owner/operator of manufactured home communities in the United States and the sole shareholder of the Advisor, is expected to purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees (see "Additional Chateau Investment"); (ii) the Trust will form the Operating Partnership in order to facilitate tax-free and/or tax-deferred acquisitions of additional properties (see "Organization of UPREIT; Contribution Transaction"); (iii) the Trust will begin implementing the Business Plan, to cause the Trust to attain greater size and asset diversity (see "Implementation of Business Plan; Growth Strategy"); and (iv) if successful in the implementation of the Business Plan in the next two to four years, the Trust anticipates that it will seek to list the Common Shares on a national securities exchange or NASDAQ, and if deemed appropriate, raise additional capital through an underwritten public offering of the Common Shares, or other securities of the Trust (see "Future Listing of Common Shares on Exchange; Redemption of Preferred Shares"). There can be no assurance, however, that the Trust will be successful in listing the Common Shares or effecting such public offering.

         The Amended Declaration also provides for the exchange of each Common Share and Preferred Share of the Trust for a share of a new class of Common Shares and Preferred Shares, respectively, which will have substantially the same rights as the existing classes of shares, except that (i) in keeping with the conversion of the Trust from finite-life to infinite-life, the Trust will no longer be required to make distributions to Shareholders of all proceeds from sales or refinancings of properties; (ii) effective upon the listing of the Common Shares on any national securities exchange or NASDAQ, the Trust will have the right to redeem outstanding Preferred Shares upon 60 days' written notice to Preferred Shareholders, at a redemption price per Preferred Share equal to the Preferred Share Liquidation Preference, which as of March 31, 1998 was $26.89; and (iii) each holder of Preferred Shares shall have the right, which becomes exercisable if the Preferred Shares are called for redemption, to convert each Preferred Share held by such holder into one Common Share, at any time prior to the Redemption Date, by the delivery of notice of such exercise to the Trust. The purpose of the redemption is to enable the Trust to create a simpler and more streamlined capital structure which will facilitate the Trust's implementation of the Business Plan and create an optimal structure for pursuing a public offering, or major private placement, of the Common Shares. The purpose of the granting of the Conversion Rights to the Preferred Shareholders is to effectively provide Preferred Shareholders with the option of (i) being cashed out through the redemption; or (ii) of continuing their investment in the Trust, as Common Shareholders, through the exercise of their Conversion Rights. See "Comparison of Principal Terms of Existing Declaration of Trust and Amended Declaration and By-laws" for additional information.

         The aspects of Proposal 2 that allow for the redemption of Preferred Shares upon the listing of Common Shares are intended to allow the Trust the option of eliminating the Preferred Shares from its capital structure if the Trust moves ahead and pursues an underwritten public offering of its Common Shares. The Trustees believe that the value of the Common Shares may be enhanced if the Preferred Shares (which rank senior to the Common Shares with regard to dividends and distributions) are retired at the time of the offering. At the same time, by also granting Conversion Rights to the Preferred Shareholders as part of the Proposal, if the Preferred Shares are in fact called for redemption, the holders of such Shares will have the option of either (i) being cashed out through the redemption; or (ii) continuing their investment in the Trust, as Common Shareholders, through the exercise of their Conversion Rights. See "Comparison of Principal Terms of Existing Declaration of Trust and Amended Declaration and By-laws" for additional information.


         The Trust's current portfolio of properties is comprised of a 100% ownership interest in three manufactured home community properties and a 40%, 11% and 11% interest, respectively, in three other manufactured home community properties. The Trust believes that significant opportunities exist to acquire additional properties that fit its investment objectives and guidelines. The Trust will focus on acquisitions where the Trust believes there is substantial opportunity to improve operational and financial results, or where for some reason, because of poor management or otherwise, a property is operating substantially below its potential.


         If Proposals 1 and 2 are approved, Chateau has advised the Trust that it intends to announce that the Trust will be a primary vehicle through which Chateau will make investments in manufactured home communities that do not fit the core asset type typical of the existing Chateau portfolio, which is characterized by large, stable, institutional-quality, fully amenitized properties. The Trust will employ higher levels of leverage than Chateau and will focus primarily on lower profile assets the Trust will employ higher levels of leverage than Chateau and will focus primarily on "lower profile assets" meaning properties (i) that are typically not part of a portfolio of manufactured housing community properties; (ii) that are located in tertiary demographic and geographic markets; (iii) that are not managed by a nationally known manufactured home community operator; (iv) that may be managed by an on-site owner who lives at the property; and (v) that are likely to have fewer amenities, and a greater proportion of single-wide homes than the typical Chateau community. The Trust believes that its affiliation with Chateau will benefit the Trust by providing it with access to Chateau's national organization, management team and investment and management philosophies. Through its affiliation with Chateau, the Trustees believe that the trust will be exposed to a wider range of acquisition opportunities as a result of Chateau's national organization and knowledge of the manufactured housing industry, and will benefit from Chateau's expertise in effectively and efficiently managing properties. Chateau is widely considered as a leading property management company in the manufactured housing community industry, and in 1998, the National Manufactured Housing Congress presented the Chateau with the "National Operator of the Year" award for an unprecedented sixth consecutive year, confirming Chateau's outstanding reputation for excellence in property management and operations.


Background of the Transaction

         The Trust was organized to invest in existing, substantially developed and occupied manufactured home communities. Its investment objectives are to provide to its shareholders (i) preservation, protection, and eventual return of the shareholder's investment; (ii) quarterly dividends of cash from operations, some of which may be a return of capital for tax purposes rather than taxable income; (iii) realization of long-term appreciation in value of the properties acquired by the Trust; and (iv) a hedge against inflation.


         The Trust was funded through a public offering of Common Shares and Preferred Shares, commencing in April 1992 and terminating in April 1993. An aggregate of 98,169 Common Shares and 98,323 Preferred Shares were sold for an offering price of $25.00, resulting in gross proceeds to the Trust aggregating approximately $2.5 million and approximately $2.4 million, respectively. Originally, the Declaration of Trust prevented the Trust from incurring any secured or unsecured indebtedness. In October, 1993, the Shareholders approved a proposal to permit the Trust to incur secured and unsecured indebtedness within certain prescribed limits principally for the purpose of enabling the Trust to acquire additional properties and/or ownership interests in properties.

         As of December 31, 1997, the Trust owned interests in the following manufactured home communities:

                         Ownership
Name of Property        Percentage      Date Acquired     Location

West Star                  100%         January 1993    Tucson, Arizona
El Frontier                100%         February 1994   Tucson, Arizona
Long Lake                   40%         June 1995       West Palm Beach,Florida
Apache East                 11%         February 1997   Phoenix, Arizona
Denali Park                 11%         February 1997   Phoenix, Arizona



         The Trust believes that the proceeds from its initial public offering were invested in accordance with purposes set forth in the prospectus used in the initial public offering.

         In September 1997, Chateau purchased all of the outstanding capital stock of The Windsor Corporation, the Advisor to the Trust, for 101,239 common shares of Chateau, and $750,000 in cash. Following Chateau's acquisition of The Windsor Corporation shares, the Trustees of the Trust voluntarily resigned, and in connection with such resignation, appointed three new Trustees, including two Independent Trustees.

         The Trustees believe that the Trust has been successful in achieving certain of its objectives, especially in paying regular quarterly dividends out of cash from operations. Based on the amounts of the Estimated Liquidation Payments of $26.89 per Preferred Share and $22.40 per Common Share (see "Certain Alternatives--Liquidation of the Trust" below), it appears that the Trust has been somewhat successful in preserving the capital invested by Preferred Shareholders but has been less successful in preserving the capital invested by Common Shareholders. The Trust has not been successful in providing long-term capital appreciation to the Common Shareholders or the Preferred Shareholders and has not provided such Shareholders with a hedge against inflation.


         In an effort to enhance Shareholder value, the Trustees in the first quarter of 1998 authorized the Advisor to identify additional properties for acquisition by the Trust. In March of 1998, the Trust entered into an agreement to acquire a 627-site manufactured home community in Montgomery, Alabama for $5.5 million. In order to enable the Trust to complete the acquisition, Chateau offered to make an investment in the Trust. The Trustees accepted such offer and, on March 30, 1998, entered into an agreement with Chateau, pursuant to which Chateau invested $5.5 million in the Trust in exchange for the issuance within 90 days of such investment of (i) such number of Common Shares (at a price of $25 per share) as the Trustees may determine; and (ii) Promissory Notes in a principal amount of the balance of the investment. In connection with the Original Chateau Investment, on May 11, 1998, the Trust issued to Chateau (i) 19,139 Common Shares (at a price of $25 per share); and (ii) two Promissory Notes with an aggregate principal amount of approximately $5.0 million.


         After completing the acquisition of the Montgomery, Alabama property, the Trustees authorized the Advisor to identify additional acquisition opportunities for the Trust. However, the Trustees determined at this time that the Trust was effectively prevented from taking advantage of additional acquisition opportunities as a result of the Trust's lack of available capital and the Capital, Investment and Other Restrictions contained in the Declaration of Trust.

         Following further discussion by the Trustees in April of 1998, the Trustees determined that it would substantially enhance the Trust's capital raising prospects if it could restructure the Trust so that would be organized in a manner that is more typical of the structure employed by leading REITs. This determination eventually led, in May 1998, to the approval by the Trustees of the Organizational Amendments and a decision to present such amendments to the Shareholders of the Trust for their consideration and approval.

Recommendation of the Trustees


         The Trustees believe that adopting the Organizational Amendments is in the best interests of the Trust and its Shareholders and recommend that
Shareholders  vote FOR the  approval of   Proposals  1 and 2. In reaching  this
determination, the Trustees considered, among other things, the following factors:


                  Availability of Attractive Investments; Inability of the Trust to Capitalize Under Current Structure. The Advisor and the Trustees of the Trust believe that there are significant opportunities for the Trust to acquire additional real properties, and ownership interests in real properties and entities owning real property, in the current market at prices that are likely to provide attractive investment returns. However, given (i) the Trust's lack of available capital to make such investments; and (ii) the Capital, Investment and Other Restrictions, the Trust is effectively prevented from engaging in such acquisitions and taking advantage of such investment opportunities. The Trustees believe that the Capital, Investment and Other Restrictions severely restrict the Trust's ability to grow. The Trustees also believe there is very limited investor demand for equity interests in real estate investment entities with small capitalizations and limited real estate portfolio size, especially where there are substantial and numerous investment and other restrictions which severely restrict such entities' potential growth, and return on equity. Such investments have limited appeal for the majority of investors in the market, and almost no appeal for institutional and other major investors. In its current form, the Trust is restricted in its ability to raise additional equity capital or other financing in the public markets, should it desire to do so to take advantage of attractive investment opportunities or for any reason.

                  Potential for Growth; Enhanced Access to Capital. If the Organizational Amendments are approved, the Trust's more flexible organizational and capital structure should position the Trust for additional growth. In particular, the Organizational Amendments, which exempt Chateau from the Trust's existing ownership limit, will allow
         Chateau to make the Additional Chateau Investment. This additional equity investment will enable the Trust to purchase additional manufactured housing communities. The Trust's ability to access additional capital will also be enhanced by the provisions of the Amended Declaration that will permit the Trust to issue different types of equity securities (as opposed to only the existing classes of Common Shares and Preferred Shares) and by the Trust's association with Chateau. If the Trust is able to grow in size, the Trustees believe that the Trust will become more attractive to prospective investors which should further enhance its capital raising opportunities.

                  Diversification. The Trust's current portfolio of properties is comprised of a 100% ownership interest in three manufactured home community properties and a 40%, 11% and 11% interest, respectively, in three other manufactured home community properties. If the Organizational Amendments are approved, the Trust's portfolio will become more diversified as it acquires additional properties over time. The Trustees believe that the increased size and diversity of the Trust's portfolio will reduce the dependence of the performance of the Trust on any particular investment.

                  Possible Enhanced Liquidity. Currently, the Common Shares and the Preferred Shares are not listed on any securities exchange or included for quotation on NASDAQ. As a result, the Shares are illiquid and Shareholders have limited opportunities to dispose of their investments in the Trust. It is expected that if the Organizational Amendments are approved and the Trust is successful in implementing the Business Plan, the Trust will seek to list the Common Shares on a national securities exchange or include them for quotation on NASDAQ within two to four years following the adoption of the Organizational Amendments. There can, however, be no assurance that a listing will be achieved. Although it is not expected that the Preferred Shares will also be listed, if the listing of the Common Shares is accomplished, the Preferred Shares will become convertible into Common Shares, thus providing liquidity for holders of Preferred Shares.

                  Potential Increased Distributions. For the year ended December 31, 1997 and for the first quarter of 1998, the Trust paid quarterly distributions to Shareholders at the rate of $0.375 per Share. The Trustees believe that the implementation of the Trust's Business Plan, which is expected to increase the size and operating cash flow of the Trust, will provide opportunities for the Trust to increase distributions to Shareholders over time.

                  Flexible Operating  Structure.  Approval of the Organizational
         Amendments and the changes anticipated to be effected following the adoption of the Organization Amendments will provide the Trust with a capital and operating structure that will allow it to respond more efficiently to, and anticipate the occurrence of, changing conditions in the United States equity markets (including interest rate fluctuations), thereby potentially reducing the adverse effects of such changes.

         In reaching their determination, the Trustees also considered potentially negative aspects of the proposed transaction, including the various factors and information set forth in the Risk Factors and elsewhere in this Proxy Statement, including the following:


                  Fundamental Change in Nature of Investment:   Proposals 1 and
         2 involve a fundamental change in the nature of the investment of the Common Shareholders and Preferred Shareholders in the Trust in that it will transform the Trust from a finite-life entity to an infinite-life, growth-oriented entity which will not be required to distribute sales or refinancings proceeds to Shareholders but will instead be able to reinvest such proceeds in new investments;


                  Changes in Shareholders' Rights: The Amended Declaration effects various changes in Shareholders rights including the following: under the Amended Declaration, Shareholders no longer have (i) the right to receive distributions from sales or refinancing of properties (which will be reinvested); (ii) the right to vote shares cumulatively in the election of Trustees; (iii) certain appraisal and other rights in the event of a roll-up of the Trust that are provided in the Existing Declaration of Trust; or (iv) the right to remove Trustees with or without cause, upon a vote of the holders of a majority of the Shares (under the Amended Declaration the Trustees may be removed only for cause, and only upon a vote of the holders of at least 80% of the Shares);

                  Risks Related to Removal of Investment Restrictions: Under the Existing Declaration of Trust, the Trust is subject to various investment restrictions and generally is prohibited from investing in securities of other entities. The Amended Declaration does not contain such restrictions;


                  Possible Mandatory Redemption of Preferred Shares: Under the Amended Declaration, effective upon the listing of the Common Shares on any national securities exchange or NASDAQ (and subject to each Preferred Shareholder's right to convert each Preferred Share into one Common Share), the Trust will have the right to redeem outstanding Preferred Shares at a redemption price per Preferred Share equal to the Preferred Share Liquidation Preference, which as of March 31, 1998, was $26.89;


               Conflicts of Interest: Gary P. McDaniel, a Trustee of the Trust, is also the Chief Executive Officer and a director and shareholder of Chateau, which is the sole shareholder of the Advisor. Mr. McDaniel, the Advisor and Chateau all could be considered to have potential conflicts of interest;

               Control by Chateau: If  Proposals 1 and 2  are  approved by
          the  Shareholders,  it is expected    that   Chateau   will purchase
          at least an  additional  130,000  Common  Shares or Preferred
          Shares, or a combination thereof and as a result thereof will own approximately 45% of the outstanding Shares;


               Constraints on Growth Opportunities; No Assurance of Capital or Financing: The Trust currently lacks commitments for the additional capital it needs to implement its Business Plan and there can be no assurance that capital or other financing will be available to the Trust, or if available, available on favorable terms;

               Acquisition   and   Development   Risks:   The   acquisition  and
          development of new properties entails the risk that investments will fail to perform in accordance with the Trust's expectations; and

               Indebtedness: Neither the Amended Declaration nor the By-laws limit the amount of indebtedness that the Trust may incur.

         The  foregoing   discussion   of  the  positive,   negative  and  other
information and factors considered by the Trustees is not intended to be exhaustive. The Trustees did not assign relative weights to the above factors or determine that any factor was of particular importance. A determination of various weightings would, in the view of the Trustees, be impractical. Rather, the Trustees viewed their position and recommendations as being based on the totality of the information presented to, and considered by, them. The Trustees recommend that the Shareholders review and consider independently the Risk Factors. In considering the recommendation of the Trustees, Shareholders should consider that one of the Trustees, Gary P. McDaniel, who is the Chief Executive Officer of Chateau, could be considered to have potential conflicts of interest, and that Chateau, which is likely to become a controlling shareholder shortly after the adoption of the Organizational Amendments, may also be subject to potential conflicts of interest. See "Risk Factors--Conflicts of Interest."

Certain Alternatives

         In considering the Organizational Amendments, the Trustees also analyzed two alternatives for the Trust: (i) liquidation of the Trust; and (ii) continuation of the Trust in accordance with its existing organizational structure, business plan and policies.

         Liquidation of the Trust. In lieu of adopting the Organizational Amendments, one option available to the Trust is for the Trust to commence an orderly liquidation and to distribute the net proceeds from the liquidation to Shareholders in accordance with the terms of the Existing Declaration of Trust. The primary benefit of this strategy is that it would allow for an immediate and final liquidation of the investments in the Trust held by, and a distribution of cash to, Shareholders. Liquidation of the Trust at the current time would also avoid the risks inherent in the proposed new structure for the Trust. In addition, Shareholders would have the opportunity to reinvest the net proceeds received in the liquidation in similar or different investments.


         The Trustees have estimated, however, that the net proceeds available for distribution to Shareholders upon completion of the liquidation would amount
to  approximately   $22.61  per  Common  Share  and  approximately  $26.89  per
Preferred Share. These estimates are based on the assumption that the manufactured housing communities and joint venture interests held by the Trust would by sold as of March 31, 1998 and that the following items would be paid:
(a) the estimated expenses of effecting the asset sales; (b) other liabilities of the Trust, including existing indebtedness as of March 31, 1998; and (c) all fees required to be paid to the Advisor pursuant to the Advisory Agreement; and that the remaining proceeds received by the Trust would be distributed to the holders of Common Shares and Preferred Shares in accordance with the terms of the Existing Declaration of Trust. The estimated sales prices of the manufactured housing communities and joint venture interests held by the Trust were determined based on applying selected capitalization rates to each property's projected 1998 net operating income (i.e., operating income less operating expenses, including property management fees). The capitalization rates for the properties ranged from 8.0% to 9.5% and were selected based on information provided by the Advisor concerning the markets in which the Trust's properties are located. In the case of each joint venture interest, the capitalized value of the underlying manufactured housing community was multiplied by the percentage interest held by the Trust in the joint venture to determine the value of the Trust's interest in such joint venture. The Trustees believe that the methodology used to estimate the values of the communities and joint venture interests owned by the Trust is commonly employed to determine property valuations in the real estate industry and therefore provides an appropriate basis for estimating the amounts that could be expected to be realized by the Trust upon sale of its real property assets. In determining the Estimated Liquidation Payments, the estimated cash available for distribution was allocated among the Common Shares and Preferred Shares in accordance with the terms of the Existing Declaration of Trust.

         In assessing the liquidation of the Trust, the Trustees observed that the $22.61 estimated to be payable to holders of Common Shares is less than the amount of the original offering price per Common Share in the Trust's initial public offering. Thus, liquidating at the current time would deprive holders of Common Shares of the ability to receive a full return of their originally invested capital and also of the potential for enhancement in the value of their investments in the Trust, which the Trustees believe will occur if the Trust is successful in the implementation of its new business plan.

         At the same time, the Trustees observed that the $26.89 estimated to be payable to holders of Preferred Shares is slightly greater than the amount of the original offering price of the Preferred Shares but would represent, on average, less than a 2.0% annual appreciation in the value of the Preferred Shares since the closing of the initial public offering. The Trustees concluded that liquidating the Trust at the current time would deprive holders of Preferred Shares from the further enhancement in the value of the Trust expected to occur upon a successful implementation of the new Business Plan. In addition to preserving for the Preferred Shareholders the potential for further appreciation in the value of their investments, the Organizational Amendments are also intended to protect against declines in such value. Under the terms of the Organizational Amendments, the liquidation preference for the holders of Preferred Shares is maintained so that if, in the future, the Trust would decide to liquidate, the holders of Preferred Shares would receive, before any payments are made to the holders of Common Shares, an amount per Share equal to the amount they would have received if the Organizational Amendments were never approved. In addition, the Organizational Amendments provide the Preferred Shareholders with certain options. If Proposal 1 is approved by Shareholders, the Trust is successful in implementing its new Business Plan, lists the Common Shares on a national securities exchange or on NASDAQ, and exercises its right to redeem the Preferred Shares at the time of the listing, holders of Preferred Shares will be provided with a choice to either accept a cash payment for their Shares in amount per Share equal to the Preferred Share Liquidation Preference or to convert their shares into Common Shares on a one-for-one basis. As a result of these factors, the Trustees concluded that Proposal 1 appropriately balances the interests of the holders of the Preferred Shares and the Common Shares and is in the overall best interests of all Shareholders.


         Continuation of the Trust. A second option available for the Trust, in lieu of adopting the Organizational Amendments, is for the Trust to continue its operations in accordance with its existing organizational structure, business plan and policies. Continuing the Trust without change has a number of characteristics that could be considered benefits, including (i) there would be no change in the nature of the Shareholders' investments; (ii) the Shareholders' investment in the Trust would not be exposed to the additional risks associated with the implementation and operation of the new Business Plan; (iii) the Trust would liquidate its holdings and distribute the net proceeds from such liquidation in accordance with its existing Business Plans; and (iv) the Trust would not incur any expenses in connection with the adoption of the Organizational Amendments, which are estimated to be approximately $125,000.


         At the same time, the Trustees believe that continuing the Trust in its current form will deprive Shareholders of the substantial benefits from the proposed Organizational Amendments, and the other changes expected to be effected following their adoption, and will prevent the Trust from implementing the Business Plan and acquiring additional manufactured housing communities. The Trustees also considered that continuation of the Trust in its current form would not address the liquidity needs that Shareholders may have.


         The Trustees also developed estimates of the values of the Common Shares and Preferred Shares assuming the Trust would be continued in accordance with its existing organizational structure, business plan and policies. The estimates developed indicate values of approximately $25.57 per Common Share which is only marginally greater than the original offering price of the Common Shares in the Trust's initial public offering of the shares, and $28.23 per Preferred Share (each an "Estimated Continuation Value"), which represents, on average, less than a 2.5% annual appreciation in the value of the Preferred Shares since the closing of the initial public offering of the shares.


         The Estimated Continuation Values of the Common Shares and Preferred Shares in the analysis are based on a discounted cash flow analysis (i.e., an analysis utilizing a range of discount rates) of (i) the present value of the projected operating cash flows from the manufactured housing communities and joint venture interests held by the Trust; and (ii) the present value of the projected net proceeds of the future liquidation of such assets after an additional five years of operations (after payment of the expenses of the sales, other liabilities of the Trust and fees to the Advisor). In this analysis, the Trustees utilized the financial and operating forecasts of the net operating income of the assets for the five years of the forecast period, and applied discount rates of 12% to projected net operating income and to projected residual value which was based upon capitalizing projected net operating income for the final year of the forecast at 8.0% to 9.5%. The selected discount and capitalization rates were selected based on information provided by the Advisor concerning the markets in which the Trust's properties are located. In this analysis, it was assumed that (i) the component of the continuation value tied to the forecasted operating cash flows from the manufactured housing communities and joint venture interests would be distributed among the holders of Common Shares and Preferred Shares in accordance with the provisions of the Existing Declaration of Trust relating to operating distributions; and (ii) the component of the continuation value tied to the residual value of the assets at the conclusion of the forecast period would be distributed among the holders of Common Shares and Preferred Shares in accordance with the provisions of the Existing Declaration of Trust relating to distributions of Cash From Sale or Refinancing of Properties. See "Comparison of Principal Terms of Existing Declaration of Trust and Amended Declaration and By-laws -- Distributions; Liquidation Preferences."



  TRANSACTIONS AND CHANGES TO BE EFFECTED UPON APPROVAL OF   PROPOSALS 1 AND 2



Additional Chateau Investment


          The Trust expects that, upon approval of Proposals 1 and 2, Chateau will make the Additional Chateau Investment whereby Chateau will purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per Share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees. Any purchase price is expected to be paid through the cancellation of a portion of the indebtedness due under the Promissory Notes. Such cancellation will have the effect of reducing the Trust's leverage and overall indebtedness, thereby increasing the availability of bank financing to refinance existing properties or acquire new properties.


         The terms of the Additional Chateau Investment will be determined by the Independent Trustees of the Trust. Following the closing of the Additional Chateau Investment, it is anticipated that Chateau will own Preferred Shares and Common Shares representing in the aggregate a 45% equity interest in the Trust.

Organization of UPREIT; Contribution Transaction


         Promptly  following  the  approval  of   Proposals  1 and 2 the  Trust
intends to engage in the following restructuring transactions: (i) the Trust will form an Operating Partnership subsidiary of the Trust to be named N' Tandem Operating Partnership, L.P.; and (ii) the Trust will contribute substantially all of the assets of the Trust to the Operating Partnership in exchange for the issuance of general and limited partnership interests in the Operating Partnership to the Trust, and limited partnership interests to N' Tandem Holding Corp., a newly formed subsidiary of the Trust.


         The principal purpose for creating the above described UPREIT structure is to (i) maximize the Trust's ability to take advantage of appropriate investment opportunities; and (ii) maximize the flexibility that the Trust has available to it in structuring its investments to take advantage of certain available tax benefits, or to meet the needs and requirements of particular sellers of properties, or interests in or entities owning, real properties. The principal advantage of the UPREIT structure is that it permits the Trust to engage in transactions that are structured to delay, and in some cases avoid, capital gains taxes that would otherwise be payable by sellers of property held in limited partnership form.

Implementation of Business Plan; Growth Strategy


         If Proposals 1 and 2 are approved by the Shareholders, the Trust intends to pursue a full range of growth opportunities, including acquisition of additional properties, community expansions and, to a lesser extent, new community development and redevelopment of existing communities. The Trust anticipates that it will utilize a substantial amount of mortgage and other debt financing in connection with such acquisitions and the implementation of its Business Plan. However, it will be the Trust's policy following the approval of Proposals 1 and 2 to limit total indebtedness to 80% of the value of the Trust's assets.

         If Proposals 1 and 2 are approved, Chateau has advised the Trust that it intends to announce that the Trust will be a primary vehicle through which Chateau will make investments in manufactured home communities that do not fit the core asset type typical of the existing Chateau portfolio, which is characterized by large, stable, institutional-quality, fully amenitized properties. The Trust will employ higher levels of leverage than Chateau and will focus primarily on lower profile assets. The Trust believes that its affiliation with Chateau will benefit the Trust by providing it with access to Chateau's national organization, management team and investment and management philosophies.


Future Listing of Common Shares on Exchange; Redemption of Preferred Shares

         Fully implementing the Trust's Business Plan will require substantial amounts of capital beyond that which may be available through mortgages and private investors. If the Trust is successful in its initial efforts to implement its Business Plan, it is likely that the Trust will seek to list the Common Shares on a national securities exchange or NASDAQ, and to raise additional capital through an underwritten public offering of Common Shares, or other securities of the Trust, to enable it to continue with the Business Plan in the next two to four years. There can be no assurance the Trust will be successful in this regard.

         Upon such listing, the Trust will have the right to redeem such of the Preferred Shares as it may deem appropriate, for a redemption price equal to the Preferred Share Dividend Preference, by giving Preferred Shareholders not less than 60 days' prior written notice. Upon any proposed redemption the Preferred Shareholders will have the right to convert each Preferred Share owned by them to one Common Share, at any time prior to the redemption date. Although the Trust anticipates that it would use proceeds from the issuance of equity or debt securities or borrowings to redeem the Preferred Shares, other sources of funds would be considered as well. To the extent applicable to any Redemption, the Trust will comply with the provisions of the Williams Act and the rules promulgated by the Commission thereunder in effecting such Redemption.

              COMPARISON OF PRINCIPAL TERMS OF EXISTING DECLARATION
                  OF TRUST AND AMENDED DECLARATION AND BY-LAWS

         Set forth below is a comparison of the principal terms of the Existing Declaration of Trust, as currently in effect, against those that would be in effect if the Amended Declaration, and By-laws, were approved and adopted. Capitalized terms in this section that are not defined herein, or elsewhere in this Proxy Statement, have the meanings ascribed to them in the Existing Declaration of Trust, Amended Declaration, or By-laws, as the case may be. The Amended Declaration, and By-laws, are set forth in their entirety in Appendix A, and Appendix B, respectively. For additional information relating to the Trust, reference is made to Item 6 "Management's Discussion and Analysis" contained in the Trust's Annual Report on Form 10-KSB for the year ended December 31, 1997,
Item 7 "Financial Statements" contained in the Trust's Annual Report on Form 10-KSB for the year ended December 31, 1997, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Trust's Form 10-QSB Quarterly Report for the quarter ended March 31, 1998, and
Item 1 "Financial Statements" contained in the Trust's Form 10-QSB Quarterly Report for the quarter ended March 31, 1998, which sections are hereby incorporated by reference into this Proxy Statement.

EXISTING DECLARATION OF TRUST                AMENDED DECLARATION AND BY-LAWS

                                  Organization

The Trust is an unincorporated business trust organized on November 18, 1991 under California law, and is governed by the California REIT statute. The Trust is qualified as a REIT under Section 856 of the Code. The Trust is an externally advised REIT.

Under the Amended Declaration and By-laws, the Trust would continue to be an unincorporated business trust organized under California law, and be governed by, the California REIT Statute. The Trust would continue to qualify as a REIT under the Code, and operate as an externally advised REIT.

                              Length of Investment

The Trust is a finite-life entity. During the term of the Trust, the Trustees are required to distribute all proceeds from the sale or refinancing of properties to the Shareholders promptly upon the sale or refinancing of any property. The term of the Trust will expire on December 31, 2006. Following such date all remaining assets of the Trust would be liquidated, and final distributions would be made to the Shareholders in accordance with the terms and provisions of the Existing Declaration of Trust.

The Trust would become, under the Amended Declaration, an infinite-life entity with the intention of continuing its operations for an indefinite time period. Proceeds from the sale or refinancing of properties would not be required to be distributed to the Shareholders and, subject to the distribution requirements relating to maintaining the Trust's status as a REIT, it is anticipated that such proceeds would be likely to be reinvested, or held for future investment, in additional properties. As an infinite- life entity no future liquidation or dissolution of the Trust would be required or planned.

                               Voting Rights

With certain limited exceptions, each Common Share and each Preferred Share entitles the holder thereof to one vote on all matters submitted to a vote of Shareholders. Common Shares and Preferred Shares vote as one class except with respect to proposals that operate to diminish the liquidation rights and preferences of the Common Shares or Preferred Shares, as the case may be, which proposals require the affirmative vote of a majority of the Common Shareholders, and Preferred Shareholders, voting as separate classes. Each Shareholder has the option to use cumulative voting in the Election of Trustees. The total number of votes available to holders electing cumulative voting is equal to three times the number of Shares held, which may be allocated in the holder's discretion.

Under the Existing Declaration of Trust the Advisor, the Trustees, and their Affiliates, are restricted from voting Shares held by them with respect to the following matters (the "Voting Restrictions") (i) election of the Independent Trustees; (ii) amendments to the Existing Declaration of Trust; (iii) approval or disapproval of contracts with Affiliates; (iv) removal of any or all Trustees; (v) dissolution of the Trust; (vi) removal of the Advisor; or (vii) regarding any transaction between the Trust and the Advisor, a Trustee, or their Affiliates.

Except as described below, the voting rights of the Common Shares and Preferred Shares under the Amended Declaration and By-laws will remain the same as those under the Existing Declaration of Trust.

Under the Amended Declaration and By-laws cumulative voting for the election of Trustees will be eliminated, and the Shareholders will be entitled to cast one vote for or against each nominee for each Common Share or Preferred Share held.

The Voting Restrictions contained in the Existing Declaration of Trust are not included in the Amended Declaration or By-laws. If the Organizational Amendments are approved, the Advisor and its Affiliates will have the same voting rights as other holders of Shares.

                       Distributions; Liquidating Proceeds

Operating Distributions.


Common Shares and Preferred receive distributions of cash from operations when and as declared by the Trustees. The Trustees are required to declare a Preferred Share dividend on the Preferred Shares annually, equal to between 6% and 7% of the per share original offering price of the Preferred Shares, as adjusted for prior distributions. Once the annual Preferred Share Dividend Preference is declared and paid, the Trustees may declare annually, in their discretion, a Common Share dividend which may not exceed the amount of the Preferred Share dividend for such year. Any distributions in excess of the above amounts are required to be distributed pro rata among the Preferred Shares and the Common Shares as a single class.

 Operating Distributions.


Under the Amended Declaration the provisions providing for distributions of cash from operations remain unchanged.

Distributions of Cash from Sales or Refinancings of Properties.

The Existing Declaration of Trust requires that all proceeds from the sales or refinancings of properties be promptly distributed following any such sales or refinancings. The distribution of cash from the sale or refinancing of properties is made on a property-by-property basis, and is allocated between Preferred Shares and Common Shares in ratio to the gross proceeds of the original offering raised from the sale of Preferred Shares and Common Shares, respectively. The cash is distributed, first, to Preferred Shareholders in an amount equal to 100% of their capital deemed invested in the property, plus a return thereon of 8% per annum cumulative (not compounded), less a ratable portion of all prior distributions of cash from operations to Preferred Shareholders (the "Preferred Share Liquidation Preference"); second, to Common Shareholders in an amount equal to 100% of their capital deemed invested in the property, plus a return thereon of 10% per annum cumulative (not compounded), less a ratable portion of all prior distributions of cash from operations to Common Shareholders (the "Common Share Liquidation Preference"); third, 15% of the balance, if any, is reserved for payment to the Advisor as an incentive fee, but is not paid to the Advisor until the holders of Preferred Shares have received the Preferred Share Liquidation Preference and Common Shares have received the Common Share Liquidation Preference, with the remaining 85% of such balance being distributed to the Shareholders pro rata.

Distributions of Cash
from Sales or Refinancings of Properties.

The Amended Declaration does not mandate the distribution of proceeds from sales or refinancings of properties to Shareholders.


To the extent that the Trustees determine to distribute, rather than reinvest, proceeds from the sale or refinancing of properties, then such proceeds will be distributed in the same manner as operating proceeds .


Liquidating Proceeds.





Distributions of proceeds in connection with a liquidation of the Trust are the same as set forth in "Distributions of Cash From Sale or Refinancings of Properties" above.

Liquidating Proceeds.

Upon any liquidation of the Trust's properties following the adoption of the Amended Declaration proceeds would be distributed as follows: (i) first each holder of a Preferred Share would receive $25, plus 8% per annum cumulative thereon (not compounded) from the effective date of the Amended Declaration (the "Effective Date") through the liquidation date, less all distributions on each Preferred Share from the Effective Date through the liquidation date, (ii) second, to the extent funds are available, each holder of a Common Share would receive $25, plus 10% per annum cumulative thereon (not compounded) from the Effective Date through the liquidation date, less all distributions on each Common Share from the Effective Date through the liquidation date, and (iii) any proceeds remaining thereafter would be distributed 85% to the Shareholders pro rata, and 15% to the Advisor. Additionally, rather than distributing proceeds on a property by property basis, proceeds from all properties would first be aggregated.

                        Issuance of Additional Securities

The Existing Declaration of Trust authorizes the issuance of an unlimited amount of Common Shares and Preferred Shares. No other classes of shares of beneficial interest or other equity securities are authorized under the Trust or may be issued.

Under the Amended Declaration the Board of Trustees will have broad discretion in the types and nature of the equity and other securities that the Trust may authorize and issue. Under the Amended Declaration, the total number of authorized shares of beneficial interest of the Trust is 750,000,000. The Board of Trustees may, in its discretion, authorize the issuance of additional Common Shares or Preferred Shares, and such other equity securities as it deems appropriate including other series of beneficial interests which may have preferences and rights senior to those attaching to the Common Shares and Preferred Shares.

                        Redemption and Conversion Rights

Other than redemption rights of the Trust relating to Ownership Limitations, the Existing Declaration of Trust does not provide for any rights with respect to the conversion or redemption of any Common Shares or Preferred Shares, or any other securities of the Trust.

The Amended Declaration provides the Trust with a redemption right (the "Redemption Right"), exercisable upon the listing of the Common Shares on any national securities exchange or NASDAQ, whereby the Trust may redeem such issued and outstanding Preferred Shares as it deems appropriate on not less than 60 days notice to such holders of Preferred Shares as it may select (the "Redemption Notice"), for a purchase price per share equal to the Preferred Share Liquidation Preference (the "Purchase Price") with respect to each such Preferred Share. Such Redemption Notice is required to specify, among other things, (i) the number of Preferred Shares proposed to be redeemed from such holder; (ii) the Purchase Price; and (iii) the proposed redemption date ("Redemption Date").


The Amended Declaration also provides each holder of Preferred Shares with the right, which becomes exercisable if the Preferred Shares are called for redemption, to convert each Preferred Share held by such holder into one Common Share, any time prior to the Redemption Date, by the delivery of notice of such exercise to the Trust (the "Conversion Right").


Had the Redemption Right been exercisable on March 31, 1998, the Purchase Price for the Preferred Shares on such date would have been $26.89 per share.


To the extent applicable to any Redemption, the Trust will comply with the provisions of the Williams Act and the rules promulgated by the Commission thereunder in effecting such Redemption.

The provisions set forth above relating to the Redemption Right and Conversion Right are entirely new to the Amended Declaration, and no comparable provisions are included in the Existing Declaration of Trust.

                             Investment Restrictions



The Existing Declaration of Trust provides that the Trust will not engage in any of the following investment practices or activities: (1) invest in commodities or commodity future contracts; (2) invest more than 10% of its total assets in unimproved real property or indebtedness secured by a deed of trust or mortgage loan on unimproved real property; (3) invest in or make mortgage loans; (4) invest in contracts for the sale of real estate; (5) engage in any short sale;
(6) acquire securities in any company holding investments or engaging in activities prohibited by these restrictions; or (7) invest in the equity securities of any non-governmental issuer, including other real estate investment trusts or limited partnerships for a period in excess of 18 months.

The Amended Declaration does not contain any restriction on the nature or type of investments that the Trust may make. The nature and types of investments that the Trust may make are limited only by the requirements and restrictions relating to the Trust's maintaining its status as a REIT.

                         Limitations on Borrowing; Debt

Under the Existing Declaration of Trust (i) total indebtedness of the Trust cannot exceed 300% of the net asset value of the Trust's assets; and (ii) the net asset value of the Trust's assets must be at least 300% of the amount of unsecured indebtedness of the Trust.

It is also the policy of the Trust that it will not incur mortgage indebtedness in the aggregate which exceeds 50% of the total value of the Trust's assets. The Trust would not be limited with respect to secured or unsecured borrowings, or the issuance of debt securities.

The Trust's policy will be to limit total indebtedness to 80% of the value of the Trust's assets.

                               Management Control

The Trustees are, subject to certain narrow limitations, vested with all management authority to conduct the business of the Trust, including authority and responsibility for overseeing all executive, supervisory and administrative services rendered to the Trust. The Trustees are not classified, and are elected by the Shareholders annually. The Board of Trustees will continue to direct the management of the Trust's business and affairs. The Trustees are not classified, and will continue to be elected by Shareholders annually.

                              Engagement of Advisor

The Trust is an externally advised REIT. The Windsor Corporation has been the advisor to the Trust since the Trust's formation. The current relationship between the Trust and the Advisor is governed by the Advisory Agreement. Under the Existing Declaration of Trust, the Advisory Agreement cannot be extended at any given time for more than one year, and may be terminated by the Trust without cause, on 60 days' notice (the "Renewal and Termination Restrictions").

The Trust will continue as an externally advised REIT, and The Windsor Corporation will continue as the advisor to the REIT pursuant to the Advisory Agreement. The Renewal and Termination restrictions are not included in the Amended Declaration.

                             Antitakeover Provisions

The Existing Declaration of Trust contains provisions that may have the effect of delaying or discouraging an unsolicited proposal for the acquisition of the Trust or the removal of incumbent management, including provisions designed to avoid concentration of share ownership in a manner that would jeopardize the Trust's status as a REIT under the Code.


The Existing Declaration of Trust also includes provisions derived from NASAA's Real Estate Investment Trust Guidelines regarding Roll-Ups. These provisions which are set forth in Article XIX of the Existing Declaration of Trust, include provisions for (a) appraisal of Trust assets by an independent expert, (b) the rights of Shareholders to accept securities of a roll-up entity, or receive cash for their Shares based on the appraised value of net assets of the Trust or remain as Shareholders of the Trust and (c) certain democracy, access to records and other rights to be provided by the roll-up entity.

The Amended Declaration and By-laws of the Trust contain a number of provisions that may have the effect of delaying or discouraging a change in control of the Trust that might be in the best interests of Shareholders. The Amended Declaration and Bylaws provide for the following: (i) the authorization of shares of beneficial interest that may be classified and issued as a variety of equity securities in the discretion of the Trustees, including securities that have superior voting rights to the Shares; (ii) a requirement that Trustees be removed only for cause and only by a vote of at least 80% of the outstanding
Shares; (iii) specific procedures that must be followed and requirements that must be met to call a special meeting of Shareholders or to submit proposals; for an annual or special meeting; and (iv) provisions designed to avoid concentration of share ownership in a manner that would jeopardize the Trust's status as a REIT under the Internal Revenue Code.

There are no appraisal or compensation procedures or requirements in the Amended Declaration and Bylaws relating to "roll-up" transactions.

                          Transactions with Affiliates



The Trust is prohibited from engaging in transactions with any Trustee, officer, sponsor, Advisor, or any affiliates of such persons (all such persons and entities being hereinafter referred to as "Affiliates"), unless such transaction has, after disclosure of such affiliation, been approved by the affirmative vote of a majority of the Independent Trustees not affiliated with a person who is a party to the transaction, and (i) the transaction is fair and reasonable to the Trust and its Shareholders; and (ii) the terms are at least as favorable as an arms length transaction would be the price does not exceed the appraised value of the property being acquired, if an acquisition is involved. Payments to the Advisor, its Affiliates and the Trustees for services rendered in any capacity other than that as Advisor or Trustee may only be made upon a determination by the Independent Trustees that: (i) the compensation is not in excess of their compensation paid for any comparable services; and (ii) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.


Additional restrictions in the Existing Declaration of Trust relating to transactions with Affiliates include, among others, restrictions on (i) purchasing property from Affiliates; (ii) selling property to Affiliates; (iii) making loans or borrowing money from Affiliates; and (iv) investing in joint ventures with Affiliates.


There are no provisions in the Amended Declaration or By-laws relating to transactions involving any actual or potential conflict of interest with a Trustee or Advisor, or an affiliate of such persons. The Trust's policy with respect to such transactions will be to obtain the approval of a majority of the Independent Trustees of the Trust.

                     Limitation on Total Operating Expenses

The Existing Declaration of Trust provides that, subject to the conditions described in the following paragraph, the Total Operating Expenses of the Trust shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Trust during such fiscal year of 25% of the Trust's Net Income during such fiscal year.

There are no limitations in the Amended Declaration or By-laws on the total operating expenses of the Trust.

                              Ownership Limitations

Under the Existing Declaration of Trust no entity or individual may own more than 9.8% of the outstanding Shares. The Trustees may refuse to permit any transfer of Shares which would violate the 9.8% ownership limit, and may redeem Shares, subject to certain requirements, in order to remedy any violation of the 9.8% ownership limit.

Subject to certain exceptions, the Amended Declaration provides that no holder may own, or be deemed to own by virtue of the attribution provisions of the Code, more than (i) 9.8% of the lesser of the number or value of Shares outstanding; or (ii) 9.8% of the lesser of the number or value of the issued and outstanding preferred shares of any class or series of the Trust (the "Ownership Limit"). Chateau currently owns a 9.8% ownership interest in the Trust. Under the Amended Declaration, Chateau is excluded from the Ownership Limit in order to enable Chateau to make the Additional Chateau Investment, which will allow the Trust to begin promptly its implementation of the Business Plan. The Trustees may, but in no event will be required to, grant exemptions from the Ownership Limit with respect to particular shareholders in the future if it determines that such ownership will not jeopardize the Trust's status as a REIT. As a condition of such waiver, the Trustees may require opinions of counsel satisfactory to it and/or undertakings or representations from the applicant with respect to preserving the REIT status of the Trust.

Vote Required

         Each of Proposals 1 and 2 requires the affirmative vote of (i) the holders of a majority of the issued and outstanding Common Shares, and (ii) the holders of a majority of the issued and outstanding Preferred Shares, voting as separate classes.

         Proposals 1 and 2 are conditioned upon Shareholder approval of both Proposals 1 and 2, meaning that if only one of such proposals is approved by the Shareholders, both proposals will be deemed to be not approved by the Shareholders. Proposals 1 and 2, if approved by the Shareholders, will be effected through the adoption of the Amended Declaration, and the adoption of By-laws for the Trust.

                 PROPOSAL 3 -- EQUITY COMPENSATION PLAN APPROVAL

Terms of the 1998 Equity Compensation Plan

         Proposal 3 is the approval of a proposed form of equity compensation plan for the Trust. The Board of Trustees has adopted the 1998 Equity Compensation Plan (the "Equity Compensation Plan") which, subject to approval of the Common Shareholders and Preferred Shareholders voting together as a single class ("Shareholder Approval of the Plan"), provides for the discretionary grant by a compensation committee (the "Compensation Committee") of the Board of (i) incentive stock options which meet the requirements of Section 422 of the Code,
(ii) non-qualified stock options, (iii) restricted shares, and (iv) dividend equivalent rights.

         Under the Equity Compensation Plan, incentive stock options, non-qualified stock options, restricted shares and dividend equivalent rights may be granted to the employees of the Trust, and non-qualified stock options, restricted shares and dividend equivalent rights may be granted to officers, trustees, directors and employees of the Advisor and other entities expected to provide significant services (such entities being of a type expressly approved by the Compensation Committee as covered services for these purposes) to the Trust (together with the Trust and the Advisor, the "Participating Entities"). The purpose of the Equity Compensation Plan will be to (i) provide incentive to key employees, officers and trustees of the Trust and other persons expected to provide significant services to the Trust, including the employees, officers and directors of the Advisor, (ii) to encourage proprietary interest in the Trust,
(iii) to encourage such key employees to remain in the employ of the Trust and the Advisor, (iv) to attract new employees with outstanding qualifications, and
(v) to afford additional incentive to others to increase their efforts in providing significant services to the Trust and the Advisor. The Compensation Committee will determine the eligibility of employees, officers, trustees and others expected to provide significant services to the Participating Entities based on, among other factors, the position and responsibilities of such individuals, the nature and value to the Participating Entity of such individuals' accomplishments and potential contribution to the success of the Participating Entities whether directly or through its subsidiaries.

         The number of Common Shares that may be issued pursuant to grants under the Equity Compensation Plan will not in the aggregate exceed the lesser of 10% of the issued and outstanding Shares of the Trust, as the same may vary from time to time, and 1,000,000 Common Shares (subject to adjustments in the case of certain reorganizations and other events). The Common Shares to be issued pursuant to any grant of restricted shares or upon exercise of an option may be either authorized but unissued Common Shares or treasury shares of the Trust or Common Shares purchased on the open market. If an option granted under the Equity Compensation Plan expires or terminates, or if the restrictions on restricted shares are not satisfied, the Common Shares subject to any restricted share grant or any unexercised portion of that option will again become available for the issuance of further options or restricted shares under the Equity Compensation Plan. In no event may any optionee receive options for more than 100,000 Common Shares over the life of the Equity Compensation Plan. Unless previously terminated by the Board, the Equity Compensation Plan will terminate on the tenth anniversary of Shareholder Approval of the Plan, and no grants may be made under the Equity Compensation Plan thereafter. The Common Shares are not listed on any securities exchange, and are narrowly traded on the over-the-counter markets. Accordingly, the current fair market value of the Common Shares is not easily determinable. It is expected that the initial grant of options with respect to 1,000 Common Shares to be made to each of the Independent Trustees (as described below) will have an exercise price of $25 per share, which was the price paid for Common Shares by Chateau in connection with the Original Chateau Investment in May, 1998, and which the Trustees believe to be slightly above the current fair market value of the Common Shares.

         Options  granted  under  the  Equity   Compensation  Plan  will  become
exercisable in accordance with the terms of the grant made by the Compensation Committee. The Compensation Committee will have discretionary authority to select participants from among eligible persons and to determine at the time an option is granted whether it is intended to be an incentive stock option or a non-qualified stock option, and when and in what increments shares covered by the option may be purchased. The exercise price for any option granted under the Equity Compensation Plan may not be less than 100% of the fair market value of the Common Shares at the time the option is granted. No options may be granted under the Equity Compensation Plan to any person who, assuming exercise of all options held by such person, would own or be deemed to own shares in excess of the Trust's Ownership Limit, unless such person is exempt from such restriction.

         Each option will terminate no more than ten years from the date it is granted. Options may be granted on terms providing that they will be exercisable either in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

         The exercise price of any option granted under the Equity Compensation Plan will be payable in full at the time of exercise, in the discretion of the Compensation Committee as follows: (i) by certified or bank cashier's check,
(ii) by surrender of Common Shares having a fair market value equal to the aggregate exercise price of all Common Shares to be purchased, (iii) by cancellation of indebtedness owed by the Trust to the optionee, (iv) by any combination of the foregoing, or (v) by a full-recourse promissory note executed by the optionee. The terms of the promissory note may be changed from time to time by the Compensation Committee to comply with applicable Internal Revenue Service or Commission regulations or other relevant pronouncements.

         Subject to the terms of the Equity Compensation Plan, the Compensation Committee may grant to eligible persons the right to receive Common Shares, subject to restrictions on the right voluntarily or involuntarily to sell, transfer, pledge, anticipate, encumber or assign the shares. Share certificates relating to such restricted shares will bear restrictive legends, and will be held by the Trust until all restrictions have lapsed or been satisfied, and such shares will remain subject to forfeiture pending the satisfaction of all conditions and restrictions relating to the same.

         Subject to the terms of the Equity Compensation Plan, the Compensation Committee may, in its discretion, grant dividend equivalent rights to eligible persons. Generally, each dividend equivalent right will entitle the recipient to receive over a specified period of time payments (in cash or Common Shares) equal in value to the dividends paid on a single Common Share during such period.

         Upon a "change of control," restrictions and conditions on grants under the Equity Compensation Plan may automatically lapse, and such grants may otherwise become completely vested.

         The total number of persons that will initially be eligible to receive grants under the Equity Compensation Plan upon Shareholder Approval of the Plan is five. If Proposals 1 and 2 are approved by the Shareholders, and the Trust is successful in implementing its Business Plan, it is expected that the Trust, and the Advisor, will hire additional employees, thereby increasing the number of persons eligible to participate in the Equity Compensation Plan.

         The Board may from time to time, with respect to any Common Shares at the time not subject to options or grants, suspend or discontinue the Equity Compensation Plan or, subject to applicable law, revise or amend it in any respect whatsoever; provided, however that (i) no amendment may adversely affect a grantee with respect to grants previously made unless such amendments are in compliance with applicable law, (ii) the Board may not make any amendment in the Equity Compensation Plan that would cause the Equity Compensation Plan to fail to comply with any requirement or applicable law or regulation, unless shareholder approval of any such Amendment is first obtained, and (iii) each of the following amendments are subject to the approval of the holders of a majority of the shares present in person or by proxy at any duly called meeting of the shareholders: (a) any amendment that would increase the number of Common Shares or other shares subject to the Equity Compensation Plan, and (b) any amendment that would alter the classes or types of persons eligible to participate in the Equity Compensation Plan.

Certain Benefits

         Set forth below is a description of certain benefits to be received under the Equity Compensation Plan:

                                NEW PLAN BENEFITS
                          1998 Equity Compensation Plan

Name and Position                Dollar Value ($)                 Options

Richard B. Ray                         $0                  1,000 Common Shares*
Trustee

Kenneth G. Pinder                      $0                  1,000 Common Shares*
Trustee

Non-Employee                           $0                  2,000 Common Shares*
Trustees as a Group

* Each actively serving Independent Trustee of the Trust will receive an option to purchase 1,000 Common Shares on the date of Shareholder Approval of the Plan, and each anniversary thereof.



         Upon Shareholder Approval of the Plan it is anticipated that Richard B. Ray and Kenneth G. Pinder, each of whom is an Independent Trustee of the Trust, will be appointed by the Board of Trustees as members of the Compensation Committee. Pursuant to the terms of the Equity Compensation Plan, each Independent Trustee of the Trust is automatically granted an option to purchase one thousand Common Shares, for a purchase price equal to the fair market value of such shares on the date of the grant, on the effective date, and on each anniversary date (provided such person is still a Trustee), of the Equity Compensation Plan.

Tax Consequences of the Equity Compensation Plan

         The following is a brief description of the principal federal income tax consequences of the Equity Compensation Plan and grants thereunder, under current law to the Trust and to participants in the Equity Compensation Plan, including the consequences of the grant of options and restricted shares and the grant and payment of dividend equivalent rights. Any specific questions regarding the tax laws or their application to a participant should be discussed with his or her own tax advisor.

         With respect to incentive stock options, an optionee typically will not realize any income at the time of the grant of the option or at the time of the purchase of Common Shares covered by such option. To receive incentive stock option treatment as to Common Shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such Common Shares within two years after the option is granted nor within one year after the transfer of the Common Shares to the optionee pursuant to exercise of the option. In addition, the optionee generally must be an employee of the Trust at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. If the Common Shares are disposed of by the optionee at least two years after the date of grant and one year after the date of purchase, the excess of the fair market value of the shares at the time of such disposition over the exercise price generally will be treated as a long-term capital gain, but the Trust will not be entitled to a tax deduction. Generally, if the Common Shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the Common Shares measured as of the exercise date over the exercise price will be treated as ordinary income, and any further gains generally will be long-term or short-term capital gains, depending on the applicable holding period. The Trust is generally entitled to a deduction for amounts taxed as ordinary income to an optionee. The exercise of an incentive stock option may subject the optionee to the alternative minimum tax in an amount equal to the excess of the fair market value of the Common Shares acquired on the date of the exercise of the option over the exercise price.

         With respect to non-qualified options, no income will be recognized by an optionee at the time a non-qualified option is granted. Generally, taxable income will result to an optionee on the date of option exercise in an amount equal to the excess of the fair market value of the Common Shares over the exercise price, and any further gains after exercise generally will be long-term or short-term capital gains, depending on the applicable holding period. The Trust, assuming all applicable tax-reporting obligations are satisfied, would generally receive a tax deduction corresponding to the optionee's ordinary income.

         With respect to dividend equivalent rights, recipients will not realize taxable income at the time of grant, and the Trust will not be entitled to a deduction at that time. Generally, when a dividend equivalent is paid, the recipient will recognize ordinary income and the Trust will generally be entitled to a corresponding deduction.

         Grants of restricted shares under the Equity Compensation Plan generally will be treated as ordinary income to the recipient in an amount equal to the fair market value of the granted shares as of the date the restrictions lapse, less the value of any consideration paid for the restricted shares by the recipient. If the recipient makes a Code Section 83(b) election, within 30 days of the grant of the restricted shares, the recipient will realize ordinary income at the date of issuance equal to the difference between the fair market value at that date less the purchase price therefor. The Trust is entitled to a corresponding deduction for the amount taxed as ordinary income to the recipient. If the shares are disposed of by the participant, any further gain will be treated as short-term or long-term capital gain by the recipient, depending on the applicable holding period.

         Tax-withholding obligations arise upon an optionee's exercise of a non-qualified option upon the recognition of income in connection with restricted shares and in connection with the distribution and dividend equivalent rights. In certain cases, the Compensation Committee may allow optionees to satisfy these obligations by irrevocably electing either to have the Trust withhold option shares equal in value to the required withholding amount or to deliver to the Trust an equivalent number of Common Shares that the optionee already owns. The satisfaction of any tax-withholding requirement by the Compensation Committee is a condition precedent to the receipt of benefits under the Equity Compensation Plan.

Recommendation of the Board of Trustees

         The Board of Trustees recommend that shareholders vote FOR the approval of the Equity Compensation Plan.

Vote Required

         Proposal 3 requires the affirmative vote of the holders of a majority of the issued and outstanding Common Shares, and Preferred Shares, voting as a single class.



                   PROPOSAL  4 -- ANNUAL ELECTION OF TRUSTEES


Election of Trustees

         All Trustees of the Trust are elected for a one-year term and continue in office until their successors are elected and qualified. The Trust has three Trustees, two of which are Independent Trustees.

         Kenneth G. Pinder and Richard B. Ray are currently the Trust's Independent Trustees. On April 8, 1998, the Independent Trustees selected the following three nominees for re-election as Trustees at the Annual Meeting, each for a one-year term expiring on the date of the Annual Meeting in 1999, and until their successors are elected and qualified: Kenneth G. Pinder, Richard B. Ray and Gary P. McDaniel. Each nominee is a current Trustee of the Trust.

      The Trust's Existing Declaration of Trust requires that a majority of Trustees must be Independent Trustees, that a majority of each committee of Trustees must be Independent Trustees, and that Independent Trustees shall nominate successor Independent Trustees.

      It is intended that proxies will be voted to elect as Trustees the three nominees named for terms ending on the date of the 1999 Annual Meeting. If any nominee is unable or declines to serve, an event the Board of Trustees does not expect, proxies will be voted for the election of a substitute nominee.

      A short biography of each nominee for re-election as Trustee follows:

     Gary P. McDaniel (52) became a Trustee of the Trust in September of 1997. He has been Chief Executive Officer and a director of Chateau since February 1997. Mr. McDaniel was Chairman of the Board, President and Chief Executive Officer of ROC Communities, Inc. at the time of its merger with Chateau in February 1997. He had been a principal of ROC and its predecessors since 1979, and has been active in the manufactured home industry since 1972. Mr. McDaniel has been active in several state and national manufactured home associations, including associations in Florida and Colorado. In 1996, he was named "Industry Person of the Year" by the National Manufactured Housing Industry Association. Mr. McDaniel is on the Board of Directors of the Manufactured Housing Institute. He is a graduate of the University of Wyoming and served as a Captain in the United States Air Force.

         Richard B. Ray (58) became a Trustee of the Trust in September of 1997. Since 1995 he has been Co- Chairman of the Board and Chief Financial Officer of 21st Century Mortgage Corporation, (a lender to the manufactured home industry) and a director of the following companies: BankFirst, Radio Systems Corporation and Knox Housing Partnership (a not for profit developer of low income housing in Knox County, Tennessee). Previously, he was Executive Vice President, Chief Financial Officer, and Director of Clayton Homes Inc. (a vertically integrated manufactured housing company) from 1982-1994 and a Director of Palm Harbor Homes, Inc.

(a national producer of manufactured homes) from 1994-1995.

         Kenneth G. Pinder (62) became a Trustee of the Trust in September of 1997. Mr. Pinder entered the manufactured housing business in 1970 managing a manufactured housing site rental community and formed American Living Homes Inc., a manufactured housing dealership, in 1974. He continues to be the owner and president of this corporation. He is also sole owner of Able Mobile Housing Inc., a temporary housing company for fire loss victims and has developed manufactured home sites and purchased and sold numerous communities over the past twenty years. Mr. Pinder has been a member of the Michigan Manufactured Housing Association for over 35 years. In 1992 he was elected to the Michigan Manufactured Housing Board of Directors, and serves on its Executive Committee.

         Election of Trustees is decided by a plurality of the votes cast by the Shares entitled to vote in the election. Each Shareholder has the option to use cumulative voting in the Election of Trustees. The total number of votes available to holders electing cumulative voting is equal to three times the number of Shares held, which may be allocated to the Trustees in such holder's discretion.

Board of Trustees

         The business and affairs of the Trust are managed under the direction of the Board of Trustees. Members of the Board keep informed of the Trust's business and activities by reports and proposals sent to them in advance of each Board meeting and reports made to them during these meetings by the Chairman. Members of the Advisor and the property manager are available at Board meetings or other times to answer questions and discuss issues.

         In 1997, the Board of Trustees had two board meetings and three actions approved by unanimous written consent. Each Trustee attended all meets of the Board and committees of the Board on which such Trustee served.
Attendance at these meetings averaged 100% among all Trustees in 1997.

Committees of the Board

     The Board has one committee, the Audit Committee, of which the Board's two Independent Trustees are the members: Kenneth G. Pinder and Richard B. Ray.

     This committee recommends to the Board of Trustees the engagement of independent accountants; reviews with the accountants the audit plan, non-audit services, and fees related to each; reviews the Trust's internal financial controls and auditing; reviews annual financial statements before issuance; and makes appropriate reports and recommendations to the Board. The committee met one time in 1997.

Advisor

         The Windsor Corporation is the Advisor to the Trust. Its services include managing the day-to-day Trust affairs and serving as financial and investment advisor in connection with policy decisions made by the Trustees. The current contract with the Advisor has a one-year term ending April 10, 1999, and is renewable for successive one-year periods subject to the approval of the Board, including a majority of the Independent Trustees. The Advisory Contract may be terminated without cause by either the Board or the Advisor upon 60 days' notice. Gary P. McDaniel, Chairman of the Board, is a controlling person of the Advisor.

Share Ownership of Directors, Executive Officers and Certain Shareholders

         The following table contains information concerning the ownership of Common Shares and Preferred Shares by each person or entity that is a beneficial owner of more than five percent of the Trust:


         Name and Address                    Amount and Nature of
        of Beneficial Owner                Beneficial Shares Owned              Percentage of Class


Chateau Communities, Inc.                    19,139 Common Shares                    18.90%
6430 South Quebec Street
Englewood, CO  80111

The Windsor Corporation                       200 Common Shares                       0.02%
6430 South Quebec Street                     984 Preferred Shares                     0.10%
Englewood, CO  80111





         Other than these Shares, no Trustee or executive officer owns Trust Shares either of record or beneficially, directly or indirectly, as of the date of this Proxy Statement. If the Organizational Amendments are approved, it is anticipated that Chateau will purchase at least an additional 130,000 Common Shares, or Preferred Shares, or a combination thereof, for a purchase price (but not below $25 per share) equal to the aggregate fair market value of such Shares, as determined by the Independent Trustees. Upon such purchase Chateau would have an approximate 45% ownership interest in the Trust. See "Additional Chateau Investment."

Section 16(a) Beneficial Ownership Reporting Compliance


         Directors and executive officers of the Trust and beneficial owners of more than 10% of its Common Stock are required to file initial reports of ownership and reports of changes in ownership of the Trust's securities pursuant to Section 16(a) of the Exchange Act and to provide the Trust with copies of such reports. The Trust has reviewed all such reports from persons known to the Trust to be subject to these Section 16(a) provisions. Based solely on such review, the Trust believes that for the year ended December 31, 1997, all
Section 16(a) filing requirements were met, except the Trustees who became Trustees in September 1997 filed such reports on September 17, 1998.


Independent Trustees Compensation

         Each of the Independent Trustees received $7,500 in trustee fees in 1997 for services rendered.

Executive Compensation

         The Trust did not pay compensation to Gary McDaniel, Chairman of the Board. Compensation was paid to affiliates of Gary McDaniel as described under the next caption. The Trust does not have any executive officers.

Related Party Compensation and Expense Reimbursement

         Expense Reimbursements - Optional Costs. The Advisor and its affiliates were paid $34,500 in 1997 in expense reimbursements for Trust operational costs and transfer agent service costs incurred by the Advisor.

         Advisory Fee. Pursuant to the Advisory Agreement, the Advisor among other things (i) serves as the Trust's investment and financial advisor and provides research, economic and statistical data in connection with the Trust's investments and investment and financial policies; (ii) is responsible for investigating, selecting and establishing relationships with consultants, banks, investment banks, sellers, brokers, investors, builders, developers and others on behalf of the Trust; and (iii) consults with the Trustees and advises the Trustees with respect to acquiring new properties and investments and dispositions of existing properties and investments and has primary responsibility for effecting acquisitions and dispositions of properties and other investments of the Trust.

         Under the terms of the Advisory Agreement, the Advisor earned advisory fees from the Trust in the amount of $54,500 in 1997. None of this fee was paid to the Advisor. This fee is being deferred by the Advisor, without interest, for payment at a later date. As of December 31, 1997, the Trust owed the Advisor $112,600 in respect of services rendered under the Advisory Agreement.


                   VOTING PROCEDURES AND MISCELLANEOUS MATTERS

The Annual Meeting


         The Annual Meeting will be held at the Trust's principal executive offices at 6430 South Quebec Street, Englewood, Colorado 80111 on October 23, 1998, at 10:00 a.m. (or at such other date and time to which the Annual Meeting is adjourned), to consider and vote on the Organizational Amendments, the Equity Compensation Plan Approval and the Election of Trustees, and related matters.


Change in Accountants


         On January 21, 1998, the Trust dismissed its principal outside accounting firm, Deloitte & Touche, LLP and hired Coopers & Lybrand, LLP as its new outside accounting firm. For additional details please see the Trust's Form 8-K dated January 27, 1998, and related Form 8- K/A dated February 3, 1998 which is hereby incorporated herein in its entirety by reference.


Solicitation of Proxies; Administrative Agent


         In addition to soliciting proxies by mail, proxies may be solicited by trustees, officers and employees of the Trust and the Advisor, who will not receive additional compensation therefor, by personal interview, telephone, telegram, courier service, or similar means of communication. In addition, the Trust has retained Arlen Capital, LLC as its agent to mail proxies with respect to the proposals (the "Administrative Agent"), to administer the delivery of information to the Shareholders and to receive and tally votes and engage in certain other non- solicitation activities for the Trust. Whether or not the proposals are approved by the Shareholders, the Administrative Agent will be paid a fee by the Trust in accordance with the agreement between the Trust and the Administrative Agent.

Record Date; Vote Required


         The close of business on September 11, 1998, has been fixed as the record date ("Record Date") for determining the Shareholders entitled to cast votes, in person or proxy, with respect to the proposals. As of the Record Date, there were 109,308 Common Shares outstanding held of record by a total of 180 Shareholders, and 98,073 Preferred Shares outstanding held of record by a total of 311 Shareholders. With certain limited exceptions, each Common Share and each Preferred Share entitles the holder thereof to one vote on all matters submitted to a vote of Shareholders.


         Except as set forth below, at the Annual Meeting each Shareholder of record at the close of business on that the record date will be entitled to one vote for each Common Share or Preferred Share registered in that Shareholder's name. Any person acquiring title to Shares after that date will be entitled to one vote for each full Share for which a proxy has been received from the Shareholder of record. Holders of a majority of all outstanding Shares entitled to vote, present in person or by proxy, constitute a meeting quorum.


         As  Proposals 1 and 2 may affect  Common  Shareholders  and  Preferred
Shareholders   differently,   under  the  Existing  Declaration  of  Trust  the
affirmative vote in person or by proxy, of the holders of a majority of the Common Shares and Preferred Shares, each voting as a separate class, is required to approve Proposals 1 and 2. Proposals 1 and 2 are conditioned upon Shareholder approval of both Proposals 1 and 2, meaning that if only one of such proposals is approved by the Shareholders, both proposals will be deemed to be not approved by the Shareholders. Proposal 3 requires the affirmative vote of the holders of a majority of the issued and outstanding Common Shares and
Preferred  Shares  voting  as a single  class.  Proposal  4, the  election   of
Trustees, is decided by a plurality of the votes cast by the Shares entitled to vote in the election. Each Shareholder has the option to use cumulative voting in the Election of Trustees. The total number of votes available to holders electing if cumulative voting is equal to three times the number of Shares held, which may be allocated to the Trustees in such holder's discretion.


         Only Shareholders of record on the Record Date will receive notice of, and be entitled to vote with respect to, the proposals. The proxy may be used by each Shareholder in casting his votes for or against the Conversion, the Related Amendments, the Equity Compensation Plan Approval and for the Election of Trustees. Each Shareholder may mark the proxy to vote "for" or "against" each of the Proposals or may abstain with respect to its Shares with respect to the Proposals, or any of them.


         Abstentions and Broker Non-Votes. Abstentions and broker non-votes (if any) will not count toward the number of consents required for approval and have the effect of voting "AGAINST" the proposals for purposes of tallying the vote.

         Under the Existing Declaration of Trust, the Advisor and its affiliates are restricted from voting with respect to certain matters, including (i) the election of Independent Trustees; and (ii) the Organizational Amendments. Chateau, which collectively with the Advisor currently owns 19,339 Common Shares and 984 Preferred Shares constituting in the aggregate a 9.8% ownership interest in the Trust, has advised the Trust that it intends to (i) abstain from voting the Shares held by it with respect to the Organizational Amendments, and the election of the Independent Trustees; and (ii) vote for the Equity Compensation Plan Approval and the election of Gary P. McDaniel as a Trustee.


No Dissenters' or Appraisal Rights With Respect to Organizational Amendments

         The Shareholders are not entitled to any appraisal, dissenters' or other similar rights in connection with the adoption of the Organizational Amendments, under the Existing Declaration of Trust, or any statute applicable to the Trust. This means that if the Organizational Amendments are adopted the Shareholders will have only the rights conferred to them under the Amended Declaration and By-laws.

Voting Procedures and Powers

         Each holder of Common Shares or Preferred Shares may grant proxies to vote Shares held by it. This Proxy Statement is accompanied by a separate proxy. The persons named in the proxy as proxies will vote as instructed by each Shareholder submitting a proxy with respect to the proposals and will have authority, as a result of holding such proxy, to vote in their discretion as to procedural matters relating to the Annual Meeting including, without limitation, with respect to the adjournment of the Annual Meeting from time to time.


         Any  Shareholder  who fails to vote or  "abstains"  with respect to any
proposal  will  be  deemed  to have  voted  "against"   any  such  proposal.  A
Shareholder who submits a signed proxy but fails to indicate any vote on a proposal presented on the proxy will be deemed to have voted "for" the proposal not voted upon.


         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal (if permitted) of the proxies will be determined by the Trustees, whose determination will be final and binding. The Trust reserves the right to reject any or all proxies that are not in proper form or the acceptance of which, in the opinion of counsel, would be unlawful. The Trust also reserves the right to waive any irregularities or conditions of the proxy. Unless waived, any irregularities in connection with the proxies must be cured within such time as the Trust shall determine. The Trust shall not be under any duty to give notification of defects in such proxies nor shall it incur liabilities for failure to give such notification. The delivery of the proxies will not be deemed to have been made until such irregularities have been cured or waived.

Completion Instructions

         Each Shareholder is requested to complete and execute the proxy in accordance with the instructions contained therein. For the proxy to be effective, each Shareholder must deliver its proxy at any time prior to the Annual Meeting or any adjournment thereof to:

         Arlen Capital, LLC
         1650 Hotel Circle North
         Suite 200
         San Diego, CA 92108
         Attention:  Mr. Lynn Wells
         Telephone:  (619) 686-2002

         A pre-paid self-addressed envelope for return of the proxy has been included with this Proxy Statement.

         The Trustees may elect, at their option, to require that each proxy be accompanied by evidence (which may include an opinion of counsel acceptable to the Trust) that the Shareholder has met all requirements of its governing instruments, and is authorized to execute such proxy under the laws of the jurisdiction in which such Shareholder resides.

Withdrawal or Change of Vote

         Proxies  may be  withdrawn  or  revoked at any time prior to the Annual
Meeting. In addition, subsequent to submission of a proxy but prior to the Annual Meeting, a Shareholder may change its vote. For a withdrawal or change of vote to be effective, however, a written or facsimile transmission notice of withdrawal or change of vote must be timely received by the Trust prior to the Annual Meeting at the address set forth under "Completion Instructions" above and must specify the name of the person who executed the proxy that is to be withdrawn or changed and the name of the registered holder, if different from that of the person who executed the proxy.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents (or portions thereof) filed with the Commission by the Trust (File No. 0-21470) pursuant to the Exchange Act are incorporated herein by reference:

                  (i)      Item  6,  "Management's   Discussion  and  Analysis,"
                           contained in the Trust's Annual Report on Form 10-KSB for the year ended December 31, 1997;

                  (ii) Item 7, "Financial Statements" contained in the Trust's Annual Report on Form 10-KSB for the year ended December 31, 1997;

                  (ii) The Trust's Current Report on Form 8-K filed on January 27, 1998 and the related Form 8-K/A dated February 3, 1998;

                  (iii) Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Trust's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998;

                  (iv) Item 1, "Financial Statements" contained in the Trust's Form 10-QSB Quarterly Report for the quarter ended March 31, 1998; and

                  (v) The Trust's Current Report on Form 8-K filed on June 16, 1998.

         Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         Copies of any or all of the documents specifically incorporated herein by reference (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents) will be furnished without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement is delivered upon written or oral request. Requests should be made to: REIT 8 - Investor Relations, 6430 S.
Quebec St., Englewood, Colorado 80111.

                                   Appendix A





                     WINDSOR REAL ESTATE INVESTMENT TRUST 8

                    AMENDED AND RESTATED DECLARATION OF TRUST

                        (To be Renamed "N TANDEM TRUST")



                  Windsor Real Estate Investment Trust 8, an unincorporated business trust organized under the laws of California (the "Trust"), desires to amend and restate its Declaration of Trust as currently in effect and as hereinafter amended (as so amended and restated, this "Declaration of Trust").

                  The following provisions are all the provisions of this Declaration of Trust currently in effect and as hereinafter amended:


                                    ARTICLE I


                                  CONTINUATION


                  The Trust is a real estate investment trust within the meaning of Part 4, Title 3, Sections 23000 through 23006, of the Corporations Code of California, as the same may be amended from time to time (the "California REIT Statute"). The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the "Code")).

                                   ARTICLE II

                                      NAME


                  The  name  of  the  Trust  is:    N'  Tandem   Trust.   Under
circumstances in which the board of trustees (the "Trustees") of the Trust (the "Board of Trustees" or "Board") determines that the use of the name of the Trust is not practicable, the Trust may use any other designation or name for the Trust.


                                   ARTICLE III

                               PURPOSES AND POWERS

                  Section 3.1 Purposes. The purposes for which the Trust is formed are to invest in and to acquire, hold, manage, administer, control and dispose of property, including, without limitation or obligation, engaging in business as a real estate investment trust under the Code.

                  Section 3.2 Powers. The Trust shall have all of the powers granted to unincorporated business trusts under California law, and real estate investment trusts by the California REIT Statute, and all other powers set forth in this Declaration of Trust which are not inconsistent with applicable law and are appropriate to promote and attain the purposes set forth in this Declaration of Trust.


                  In furtherance of the foregoing, to the extent the same is permitted under California and federal law, the Trust shall have the power to:

                  (a) have perpetual existence unaffected by any rule against perpetuities;

                  (b)      sue, be sued, complain, and defend in all courts;

                  (c) transact its business, carry on its operations, and exercise the powers granted by this article in any state, territory, district, or possession of the United States and in any foreign country;

                  (d)      make contracts, incur liabilities, and borrow money;

                  (e) sell, mortgage, lease, pledge, exchange, convey, transfer, and otherwise dispose of all or any part of its assets;


                  (f) issue bonds, notes and other obligations and secure them by mortgage or deed of trust of all or any part of its assets;


                  (g) acquire by purchase or in any other manner and take, receive, own, hold, use, employ, improve, encumber, and otherwise deal with any interest in real and personal property, wherever located;

                  (h) purchase, take, receive, subscribe for, or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, loan, pledge, or otherwise dispose of and deal in and with:

                    (i) securities, shares, and other interests in any obligations of domestic and foreign corporations, other real estate investment trusts, associations, partnerships, entities and individuals; and

                    (ii) direct and indirect obligations of the United States, any other government, state, territory, government district, and municipality, and any instrumentality of them;


                  (i) elect or appoint   officers  and agents of the Trust for
the period of time this   Declaration  of  Trust or the Trust's  by-laws (the
"By-laws") provide, define their duties, and determine their compensation;


                  (j)      engage and dismiss advisors to the Trust;

                  (k) adopt and implement employee and officer benefit plans;

                  (l) make and alter the By-laws not inconsistent with law or with this Declaration of Trust to regulate the government of the Trust and the administration of its affairs;

                  (m) exercise these powers, including the power to take, hold, and dispose of the title to real and personal property in the name of the Trust or in the name of its Trustees, without the filing of any bond;

                  (n) generally   exercise  the  powers  set  forth  in  this
declaration of trust which are not inconsistent with law and are appropriate to promote and attain the purposes set forth in this Declaration of Trust;

                  (o) enter into any business combination permitted under applicable law; and

                  (p) indemnify or advance expenses to Trustees, officers, employees, and agents of the Trust as provided herein.


                                   ARTICLE IV

                                 RESIDENT AGENT


                  The name of the  resident  agent of the  Trust in the State of
California  is                              , whose post office  address is .
The resident agent is a citizen of and resides in the State of California.
The Trust may have such offices or places of business within or outside the State of California as the Board of Trustees may from time to time determine.

                                    ARTICLE V

                BOARD OF TRUSTEES; ADVISOR; INDEPENDENT TRUSTEES;
                              ENGAGEMENT OF ADVISOR


                  Section 5.1 Powers. Subject to any express limitations contained in this Declaration of Trust (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business
and affairs of the Trust.   This  Declaration  of Trust shall be construed with
the presumption in favor of the grant of power and authority to the Board. Any construction of this Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in this Declaration of Trust shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Declaration of Trust or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of California or any other applicable laws.


                    The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power (i) to determine that compliance with any restriction or limitations on ownership and transfers of shares of the Trust's beneficial interest set forth in Article VII of this Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; (ii) to adopt By-laws of the Trust, which may thereafter be amended or repealed as provided therein; (iii) to elect officers in the manner prescribed in the By-laws; (iv) to solicit proxies from holders of shares of beneficial interest of the Trust; and (v) to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

                  Section 5.2 Number. The number of Trustees shall initially be three, and shall not be decreased, but may be increased to a maximum of fifteen. The Board of Trustees shall have the exclusive power to increase or decrease the number of Trustees and fill any vacancy on the Board, whether resulting from an increase in the number of Trustees or otherwise, on the Board, with the Trustees to hold office until their successors are duly elected and qualified. The election of Trustees by shareholders shall require the vote and be in accordance with the procedures set forth in the By-laws. If for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect this Declaration of Trust or the powers of the remaining Trustees. The Trustees shall be elected by the shareholders at every annual meeting thereof in the manner provided in the By-laws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the By-laws. The names and addresses of the current Trustees, who shall continue to serve until the next annual meeting of shareholders and until their successors are duly elected and qualify, or until such later time as determined by the Board of Trustees as hereinafter provided, are:


         NAME                                                 ADDRESS




         Gary P. McDaniel                            c/o N' Tandem Trust
                                                    6430 S.  Quebec Street
                                                    Englewood, CO  80111


         Richard B. Ray                              c/o N' Tandem Trust
                                                    6430 S.  Quebec Street
                                                    Englewood, CO  80111

         Kenneth G. Pinder                           c/o N' Tandem Trust
                                                     6430 S.  Quebec Street
                                                    Englewood, CO  80111



                  It shall not be necessary to list in this Declaration of Trust the names and addresses of any Trustees hereinafter elected.

                  Section 5.3 Independent Trustees. A majority of the Trustees shall be Independent Trustees. As used in this Declaration of Trust "Independent Trustee" means a Trustee who is not affiliated, directly or indirectly, with an advisor of the Trust, whether by ownership of, ownership in, employment by, any material business or professional relationship with, such advisor, or an affiliate of such advisor, or by virtue of serving as an officer or director of any advisor, or affiliate of such advisor.


                  Section 5.4 Transaction with Affiliates. The Trust shall not engage in any transaction with any Trustee or advisor, or affiliate of any Trustee or advisor, or in which any of them have a direct or indirect interest, unless after disclosure of any such relationship, affiliation or interest, such transaction has been approved by the affirmative vote of a majority of the Trustees that do not have any such relationship, affiliation or interest.

                  Section 5.5       Engagement of Advisor.


                  (a) The Trustees shall be responsible for the general policies of the Trust and for such general supervision of the business of the Trust conducted by all officers, agents, employees, advisors, managers or independent contractors of the Trust as may be necessary or appropriate to insure that such business conforms to the provisions of this Declaration of Trust. However, the Trustees shall not be required personally to conduct the business of the Trust, and consistent with their ultimate responsibility as stated above, the Trustees shall have the power to appoint, employ or contract with any person (including one or more of themselves or any corporation, partnership, or trust in which one or more of them may be directors, officers, stockholders, partners or trustees) as the Trustees may deem necessary or proper for the transaction of the business of the Trust (hereafter "Advisors"). The Trustees may therefore employ or contract with such Advisor and the Trustees may grant or delegate such authority to the Advisor as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by trustees of real estate investment trusts.


                  (b) The Independent Trustees shall determine from time to time that the compensation which the Trust agrees to pay the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed herein. The Independent Trustees shall also supervise the performance of the Advisor and compensation paid to it by the Trust to determine that the provisions of any agreement between the Trust and any such Advisor ("Advisory Agreement") are being carried out. Each such determination shall be based on the factors set forth below and such other factors the Independent Trustees may deem relevant:


                    (i) The size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Trust;


                    (ii) The success of the Advisor in generating opportunities that meet the investment objectives of the Trust;

                    (iii) The rates charged to other real estate investment trusts and to investors other than real estate investment trusts by advisors performing similar services;


                    (iv) Additional revenues realized by the Advisor its any affiliates through their relationship with the Trust, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business;


                    (v) The quality and extent of service and advice furnished by the Advisor; and

                    (vi) The performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations.

                  (c) If the Advisor, a Trustee, or affiliate of either, provides a substantial amount of services in the effort to sell any property of the Trust, then he or she or it may receive up to one-half of the brokerage commission paid but in no event to exceed an amount equal to 3% of the contracted for sales price. In addition, the amount paid when added to the sums paid to unaffiliated parties in such capacity shall not exceed the lessor of a "competitive real estate commission" or an amount equal to 6% of the contracted paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.


                  Section 5.6 Resignation, Removal or Death. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trustee may be removed at any time, only with cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than eighty percent of the shares then outstanding and entitled to vote generally in the election of Trustees, voting as a single class. As used herein "cause" shall mean (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the written policies and practices of the Trust, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Trust, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Trustee's employment agreement (if any) with the Trust (other than a termination of employment by the Trustee), or (vi) any illegal act detrimental to the Trust.


                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST


                  Section 6.1 Authorized Shares. (a) The beneficial interest of the Trust shall be divided into shares of beneficial interest (the "Shares"). The Trust shall have authority to issue 750,000,000 shares of beneficial interest, $.01 par value per share, of which 500,000,000 Shares are initially classified as "Common Shares," 100,000,000 Shares are initially classified as "Preferred Shares," and 125,000,000 Shares are initially classified as "Excess Shares." Subject to Article VII, the Board of Trustees may classify and
reclassify  any  unissued    Shares,   including  any  unissued  Shares  herein
designated as Common Shares or Preferred Shares, by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of beneficial interest.

                  (b) Upon the  effectiveness  of this   Declaration  of Trust,
each outstanding common share, $.01 par value, of beneficial interest in the Trust shall be exchanged for a Common Share which, subject to Article VII below, shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption:

                  (1) Each Common Share shall have one vote on all matters submitted to holders of Common Shares and, along with for the Preferred Shares , the exclusive voting power for all purposes . Common Shares shall not have cumulative voting rights or preemptive rights;


                  (2) Subject to the provisions of law and any preferences of the Preferred Shares described below, or any other class of shares of beneficial interest hereafter classified or reclassified, dividends or other distributions, including dividends or other distributions payable in shares of another class of beneficial interest of the Trust, may be paid ratably on the Common Shares at such time and in such amounts as the Board of Trustees may deem advisable;


                  (3) Subject to provisions described below with regard to the Preferred Shares and any payments due to the Advisor of the Trust described below, and any other class of shares of beneficial interest hereafter classified or reclassified having preference on distributions
         in   liquidation,  in the  event of any  liquidation,  dissolution  or winding up of the Trust, whether voluntary or involuntary, the holders of the Common Shares shall be entitled, together with the holders of Excess Shares and any other class of stock hereafter classified or reclassified not having a preference on distributions in liquidation, to share ratably in the net assets of the Trust remaining, after payment or provision for payment of the debts and other liabilities of the Trust; and

                  (4) Each Common Share is convertible into an Excess Share as provided in Article VII.

                  (c) Upon the  effectiveness  of this   Declaration  of Trust,
each outstanding preferred share of beneficial interest, $.01 par value, shall be exchanged for a Preferred Share which, subject to Article VII below, shall have the following preferences, conversion and other rights, voting powers,
restrictions,   limitations  as  to  dividends,  qualifications  and  terms  and conditions of redemptions:


                  (1) Each Preferred Share shall have one vote on all matters submitted to holders of Common Shares and, except as otherwise required by law, shall vote together with the holders of Common Shares as a single class on all such matters. Preferred Shares shall not have cumulative voting rights or preemptive rights;


                  (2) Holders of Preferred Shares shall be entitled to a Preferred Share Annual Dividend Preference, fixed annually by the Trustees, of not less than 6%, nor more than 7%, of the $25 initial offering price of the preferred shares. Preferred Shares shall be paid their Preferred Share Annual Dividend Preference cumulative (not compounded) each year before any dividends may be paid on Common
         Shares.   Subject to the  rights of any class of shares of  beneficial interest of the Trust hereafter classified or reclassified, if any, after the Preferred Share Annual Dividend Preference has been declared and either paid or funds therefor have been set aside, then dividends may be declared and paid on Common Shares non cumulative up to an amount per Common Share that is equal to the per share amount of the Preferred Share Annual Dividend Preference for that year; provided, however, that quarterly dividends may be paid on Common Shares if the Trustees, including a majority of the Independent Trustees, reasonably and in good faith determine that the Preferred Share Annual Dividend Preference will be covered and paid for the year, and if it later appears that a shortfall in said dividend preference may occur, it will then be made up before any further Common Share quarterly or other dividend may be declared and paid. Thereafter, the balance of dividends for that year, if any, will be paid equally per share on all Common Shares and Preferred Shares as a single class.

                  (3) Subject to the rights of any other class of shares of beneficial interest of the Trust hereafter classified or reclassified, if any, in the event of any liquidation, dissolution or winding up of the Trust, whether voluntary or involuntary, the holders of Preferred Shares shall be entitled to receive, out of the net assets of the Trust remaining after payment or provision for payment of the debts and other liabilities of the Trust, and before any payments are made to the holders of Common Shares, or any other class of shares of beneficial interest hereafter classified or reclassified ranking junior to the Preferred Shares with regard to liquidation, an amount per share equal to $25.00 plus 8% of such amount per share per annum cumulative from the effective date of this Declaration of Trust up to the liquidation date (not compounded), less all prior distributions to
         each  holder of a Preferred   Share made after the  effective  date of
         this Declaration of Trust up to the liquidation date (the "Preferred Share Liquidation Preference"). After the payment of the Preferred Share Liquidation Preference, subject to the rights of any other class of shares of beneficial interest of the Trust hereafter classified or reclassified, if any, the holders of Common Shares shall be entitled to receive, out of the remaining net assets of the Trust available for distribution upon liquidation, dissolution or winding up of the Trust, an amount per Share equal to $25.00 plus 10% of such amount per share per annum cumulative from the effective date of this Declaration of Trust up to the liquidation date (not compounded), less all prior distributions to each holder of a Common Share made after the effective date of this Declaration of Trust up to the liquidation date (the "Common Share Liquidation Preference"). For purposes of this paragraph, it is assumed that all calculations shall be made as if all Common Shares and Preferred Shares outstanding on any liquidation date were issued on the effective date of this Declaration of Trust, and that the respective holders thereof have received all dividends payable on such Shares from such effective date through the liquidation date. The balance, if any, of such net assets will be distributed and paid as follows: (i) 85% of the balance will be distributed to the holders of Common Shares and Preferred Shares, pro rata; and (ii) 15% of the balance shall be paid to the Advisor as an incentive fee.

                  (4) In the event that the Common Shares shall be listed on a national securities exchange or included for quotation on NASDAQ, the Trust shall have the right to redeem the Preferred Shares (the "Redemption Right"). In order to exercise the Redemption Right, the Trust must deliver a notice of redemption (the "Redemption Notice") to the holder of Preferred Shares specifying the date of redemption (the "Redemption Date"), which date shall be at least 60 days after the date specified in the notice, the number of Preferred Shares proposed to be redeemed on such Redemption Date and the redemption price per share, which shall be equal to the Preferred Share Liquidation Preference calculated as of the Redemption Date (the "Redemption Price"). If a notice of redemption is given by the Trust, each of the Preferred Shares with respect to which notice of redemption shall have been given shall be redeemed on the Redemption Date, unless prior to that date the holder thereof exercises its conversion rights specified below and converts the Preferred Shares held by such holder into Common Shares. On the Redemption Date, all rights of the holders of Preferred Shares receiving a redemption notice with respect to the Preferred Shares shall cease and on that date the holders of those shares will have no interest in or claims against the Trust by virtue of the Preferred Shares and will have no voting or other rights with respect to the Preferred Shares, except the right to receive the Redemption Payment, or Common Shares (to the extent that such holders have exercised their Conversion Rights).

                  (5) Upon receipt of a redemption  notice from the Trust,  each
         holder of   Preferred  Shares  shall have the right (the  "Conversion
         Right") at any time prior to the Redemption Date, at the holder's option, to convert each or any of the Preferred Shares held of record by the holder into one fully paid and non-assessable Common Share, subject to appropriate adjustment as determined in the judgment of the Trustees to prevent dilution or enlargement of the Preferred Shares in the event of any share dividend or split, combination or reclassification of the Common Shares or Preferred Shares (without a corresponding change in the Preferred Shares, or Common Shares, respectively) after the date of the effectiveness of this Declaration of Trust. In order to exercise the Conversion Right, the holder of each Preferred Share to be converted shall, prior to the Redemption Date, surrender the certificate representing such shares to the Trust with the notice of election to convert on the back of that certificate duly completed and signed, at the principal office of the Trust. If the shares issuable on conversion are to be issued in a name other than the name in which the Preferred Share is registered, each share surrendered for conversion must be accompanied by an instrument of transfer, in form satisfactory to the Trust, duly executed by the holder or the holder's duly authorized attorney and by funds in an amount sufficient to pay any transfer or similar tax which is required to be paid in connection with the transfer or evidence that tax has been paid. As promptly as practicable after the surrender by a holder of certificates representing Preferred Shares, the Trust will issue and will deliver to the holder at the office of the Trust, or on the holder's written order, a certificate or certificates for the number of Common Shares issuable upon the conversion of the Preferred Shares. The Trust will at all times reserve and keep available, out of the authorized but unissued Common Shares for the purpose of effecting conversion of the Preferred Shares, the maximum number of Common Shares which the Trust would be required to deliver upon the conversion of all the outstanding Preferred Shares.


                  (d) A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Excess Shares of the Trust is set forth in Article VII.

                  Section 6.2       Classified or Reclassified Shares.


                  (a) In the event that the Board of Trustees determines to classify or reclassify any unissued shares of beneficial interest of the Trust into a different class or series of shares, the Board of Trustees shall, prior to issuance of such Shares, by resolution (i) designate that class or series to distinguish it from all other classes and series of shares; (ii) specify the number of shares to be included in the class or series; and (iii) set, subject to the provisions of Article VII and subject to the express terms of any class or series of shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Any of the terms of any class or series of Shares may be made
dependent  upon  facts  ascertainable   outside    this  Declaration  of  Trust
(including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of shares as so designated shall be clearly and expressly set forth in this Declaration of Trust.


                  (b) If the Board of Trustees classifies or reclassifies any unissued shares by setting or changing the preferences, conversion or other rights, voting power restrictions, limitations as to dividends or distributions, qualifications, or terms or conditions of redemption, the Board of Trustees shall, prior to the issuance of such Shares, prepare an appendix to this Declaration of Trust which shall include: (i) a description of the shares so classified or reclassified, including the preferences, conversion and other rights, voting powers, restriction, limitations as to dividends or distributions, qualifications, and terms and conditions of redemption, as set or changed by the Board or Trustees; and (ii) a statement that the shares have been classified or reclassified by the Board of Trustees under the authority contained in this Declaration of Trust.


                  Section 6.3 Authorization by Board of Share Issuance. The Board of Trustees may authorize the issuance from time to time of shares of beneficial interest of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of beneficial interest of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Trustees may deem advisable (or without consideration in the case of a share split or share dividend), subject to such restrictions or limitations, if any, as may be set forth in this Declaration of Trust or the By-laws of the Trust.



                  Section 6.4 Restrictions. Notwithstanding any other provision in this Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust which would cause any shares or other beneficial interest in the Trust not to constitute "transferable shares" or "transferable certificates of beneficial interest" under Section 856(a)(2) of the Code or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

                  Section 6.5 General Nature of Shares. All shares of beneficial interest shall be personal property entitling the shareholders only to those rights provided in this Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names shares are registered as holders of shares on the beneficial interest ledger of the Trust.


                  Section 6.6 Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.


                  Section  6.7   Declaration   of  Trust  and    By-laws.   All
shareholders are subject to the provisions of this Declaration of Trust and the By-laws of the Trust.


                  Section 6.8 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of shareholders.

                                   ARTICLE VII

                 RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

                  Section 7.1       Definitions.  For the purpose of this
Article VII, the following terms shall have the following meanings:


                  Beneficial Ownership. The term "Beneficial Ownership" shall have the same meaning as under Regulation 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms

"Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                  Business Day. The term "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

                  Charitable Beneficiary. The term "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.7, provided that each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) and 170(c)(2) of the Code.

                  Charitable Trust. The term "Charitable Trust" shall mean any trust provided for in Section 7.2.1(b)(i) and Section 7.3.1.

                  Charitable Trustee. The term "Charitable Trustee" shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

                  Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  Constructive Ownership. The term "Constructive Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.


                  Declaration of Trust. The term "Declaration of Trust" shall mean this Amended and Restated Declaration of Trust, and any amendments hereto.


                  Excepted Holder. The term "Excepted Holder" shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by the Board of Trustees pursuant to Section 7.2.7.

                  Excepted Holder Limit. The term "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Trustees pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Trustees pursuant to Section 7.2.7.


                  Initial Date. The term "Initial Date" shall mean the date upon which this Declaration of Trust is adopted and approved by the shareholders of the Trust.


                  Market Price. The term "Market Price" on any date shall mean, with respect to any class or series of outstanding Shares, the Closing

Price for such Shares on such date. The "Closing Price" on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ Stock Market or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

                  Ownership Limit. The term "Ownership Limit" shall mean 9.9% (in value or number of shares, whichever is more restrictive) of the outstanding
 Shares of the Trust  considered as a single class.


                  Person.   The  term   "Person"   shall  mean  an   individual,
corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

                  Prohibited Owner. The term "Prohibited Owner" shall mean, with respect to any purported Transfer, any Person who, but for the provisions of
Section 7.2.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

                  REIT. The term "REIT" shall mean a real estate investment trust within the meaning of Section 856 of the Code.

                  Restriction Termination Date. The term "Restriction Termination Date" shall mean the first day after the Initial Date on which the Board of Trustees determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

                  Transfer. The term "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h), (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. (For purposes of this Article VII, the right of a limited partner in N' Tandem Operating Partnership, L.P., a Delaware limited partnership, to require the partnership to redeem such limited partner's units of partnership interest, or exchange such limited partnership units pursuant to the Agreement of Limited Partnership of
 N' Tandem Operating Partnership, L.P. shall not be considered to be an option or similar right to acquire Shares of the Trust.) The terms "Transferring" and "Transferred" shall have the correlative meanings.


                  Section 7.2       Shares.

                  Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date:

                           (a)      Basic Restrictions.

                                  (i)       (1) No Person, other than an
         Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit and (2) no
         Excepted Holder shall  Beneficially  Own or   Constructively
         Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

                                 (ii)       No Person shall Beneficially
         or Constructively Own Shares   to the extent that (1) such Beneficial
         Ownership of Shares would result  in the Trust being  "closely
         held" within the meaning of Section 856(h)   of the Code (without
         regard to whether the ownership  interest is held   during  the
         last half of a taxable year), or (2) such Beneficial or Constructive Ownership of Shares would result in the Trust otherwise failing to qualify as a REIT (including, but not limited to, Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

                                (iii) No Person shall Transfer any Shares if, as a result of the

         Transfer, the Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under
         Section 544 of the Code). Notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being beneficially owned by less than 100 Persons(determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.


                           (b)      Transfer in Trust.  If any Transfer of
Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of
Section 7.2.1(a)(i) or (ii),


                                  (i)       then that number of Shares the
         Beneficial or Constructive  Ownership of which otherwise would
         cause such Person to violate Section    7.2.1(a)(i)  or  (ii)
         (rounded  to the  nearest  whole  share)  shall be   automatically
         transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

                                 (ii)       if the transfer to the Charitable
         Trust described in clause (i) of this  sentence  would not be
         effective for any reason to prevent the    violation  of Section
         7.2.1(a)(i)  or (ii),  then the Transfer of that   number of
         Shares  that  otherwise  would  cause any  Person to  violate
         Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

                  Section 7.2.2 Remedies for Breach. If the Board of Trustees or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of
Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Trustees or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Trustees or a committee thereof.

                  Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.2.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such acquisition or ownership on the Trust's status as a REIT.

                  Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

        (a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held; provided that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends received on such Shares (an "Actual Owner"), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee. Each owner shall provide to the Trust such additional information as the Trust may request in order to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT and to ensure compliance with the Ownership Limit.

        (b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.


                  Section 7.2.5 Remedies Not Limited. Subject to Section 5.1 of this Declaration of Trust, nothing contained in this Section 7.2 shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust's status as a REIT.

                  Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board of Trustees shall have the power to determine the application of the provisions of this Section 7.2 or Section
7.3 with respect to any situation based on the facts known to it. If Section 7.2 or 7.3 requires an action by the Board of Trustees and this Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trustees shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 7.1, 7.2 or 7.3.


                  Section 7.2.7      Exceptions.


          (a) Chateau Communities, Inc., a Maryland corporation, and its successors and assigns, shall be exempt from the Ownership Limit. The Board, in its sole and absolute discretion, may also grant to any other Person who makes a request therefor an exception to the Ownership Limit with respect to the ownership of Shares, subject to the following conditions and limitations: (A) the Board shall have determined that (x) assuming such Person would Beneficially or Constructively Own the maximum amount of Shares permitted as a result of the exception to be granted and (y) assuming that all other Persons who would be treated as "individuals" for purposes of Section 542(a)(2) (determined taking into account Section

856(h)(3)(A) of the Code) would Beneficially or Constructively Own the maximum amount of Common Shares and Preferred Shares permitted under this Article VII (taking into account any exception, waiver, or exemption granted under this
Section 7.2.7 to (or with respect to) such Persons), the Trust would not be "closely held" within the meaning of Section 856(h) of the Code (assuming that the ownership of Shares is determined during the second half of a taxable year) and would not otherwise fail to qualify as a REIT; and (B) such Person provides to the Board such representations and undertakings, if any, as the Board may, in its sole and absolute discretion, determine to be necessary in order for it to make the determination that the conditions set forth in clause (A) above of this
Section 7.2.7(a) have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial or Constructive Ownership of one or more other classes of Shares not subject to the exception), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Person (determined without regard to the exception granted such Person under this subparagraph (a)). If a member of the Board requests that the Board grant an exception pursuant to this subparagraph (a) with respect to such member or with respect to any other Person if such Board member would be considered to be the Beneficial or Constructive Owner of Shares owned by such Person, such member of the Board shall not participate in the decision of the Board as to whether to grant any such exception.

      (b) In addition to exceptions permitted under subparagraph (a) above, the Board shall except a Person from the Ownership Limit if: (i) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that such Person is not an individual for purposes of
Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit by reason of the Excepted Holder's ownership of Shares in excess of the Ownership Limit pursuant to the exception granted under this subparagraph (b); (iii) such Person submits to the Board information satisfactory to the Board, in its reasonable discretion, demonstrating that clause (2) of subparagraph (a)(ii) of Section
7.2.1 will not be violated by reason of the Excepted Holder's ownership of Shares in excess of the Ownership Limit pursuant to the exception granted under this subparagraph (b); and (iv) such Person provides to the Board such representations and undertakings, if any, as the Board may, in its reasonable discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit pursuant to any exception thereto granted under this subparagraph (b), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit with respect to such Person (determined without regard to the exception granted such Person under this subparagraph (b)).

         (c) Prior to granting any exception or exemption pursuant to subparagraph (b), the Board may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT; provided, however, that the Board shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.


        (d) Subject to Section 7.2.1(a)(ii), an underwriter that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement.

        (e) The Board of Trustees may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit.

                  Section 7.2.8 Increase in Ownership Limit. The Board of Trustees may from time to time increase the Ownership Limit, subject to the limitations provided in this Section 7.2.8.

         (a) The Ownership Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to
Section 542 of the Code, as modified by Section 856(h)(3) of the Code (taking into account all of the Excepted Holders), could Beneficially Own, in the aggregate, more than 49.5% of the value of the outstanding Shares.

         (b)  Prior to the modification of the Ownership Limit pursuant to this
Section 7.2.8, the Board may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT if the modification in the Ownership Limit were to be made.

                  Section 7.2.9 Legend. Each certificate for Shares shall bear substantially the following legend:


                  The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust's maintenance of its status as a Real Estate Investment Trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"). Subject to certain further restrictions and except as expressly provided in the Trust's Declaration of Trust, and subject to the exceptions granted under Section 7.2.7 of this Declaration of Trust (i) no Person may Beneficially or Constructively Own Common Shares of the Trust in excess of 9.9 percent (in value or number of shares) of the outstanding Common Shares of the Trust unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) with respect to any class or series of Preferred Shares, no Person may Beneficially or Constructively Own more than 9.9 percent (in value or number of shares) of the outstanding shares of such class or series of Preferred Shares of the Trust, unless such Person is an Excepted Holder (in which case the Excepted
                  Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Trust being "closely held" under Section 856(h) of the
                  Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. A Person who attempts to Beneficially or Constructively Own Shares in violation of the ownership limitations described above shall have no claim, cause of action, or any recourse whatsoever against a transferor of such Shares. All capitalized terms in this legend have the meanings defined in the Trust's Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Trust on request and without charge.

                  Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

                  Section 7.3       Transfer of Shares in Trust.

                  Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.7.

                  Section 7.3.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Company. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.


                  Section  7.3.3  Dividend  and Voting  Rights.  The  Charitable
Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to California law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.


                  Section 7.3.4 Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares or such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Trust, in accordance with Section 7.3.5.

                  Section 7.3.5 Sale of Shares by Charitable Trustee.  Within 20
days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the
Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and
(ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.5, such excess shall be paid to the Charitable Trustee upon demand. The Charitable Trustee shall have the right and power (but not the obligation) to offer any Share held in trust for sale to the Trust on such terms and conditions as the Charitable Trustee shall deem appropriate.


                  Section 7.3.6 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.3.5. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

                  Section 7.3.7 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) or 170(c)(2) of the Code.

                  Section  7.4  Stock  Exchange  Transactions.  Nothing  in this
Article VII shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this

Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

                  Section 7.5 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

                  Section 7.6 Non-Waiver. No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

                                  ARTICLE VIII

                                  SHAREHOLDERS


                  Section 8.1 Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time (after the delivery of the annual report) and convenient location as shall be determined by or in the
manner  prescribed  in the   By-laws,  for the  election  of the  Trustees,  if
required, and for the transaction of any other business within the powers of the Trust. Except as otherwise provided in this Declaration of Trust, special meetings of shareholders may be called in the manner provided in the By-laws. If there are no Trustees, the officers of the Trust shall promptly call a special meeting of the shareholders entitled to vote for the election of successor Trustees. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the By-laws.

                  Section 8.2 Voting Rights. Subject to the provisions of any class or series of Shares then outstanding, the shareholders shall be entitled to vote only on the following matters: (a) election of Trustees as provided in
Section 5.2 and the removal of Trustees as provided in Section 5.6; (b) amendment of this Declaration of Trust as provided in Article X; (c) termination of the Trust as provided in Section 10.3; (d) except as otherwise provided in Section 8.4 hereof, the merger or consolidation of the Trust, or the sale or disposition of substantially all of the assets of the Trust; (e) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification; and (f) such other matters as may be properly brought before a meeting for a vote by shareholders, pursuant to the By-laws. Except as otherwise provided in this Declaration of Trust, shareholders shall be entitled to one vote for each share held, and the affirmative vote of the holders of a majority of all Shares, voting as a single class, shall be sufficient to approve any such matter submitted. Except with respect to the foregoing matters, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.


                  Section 8.3 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.5, or under applicable law, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares of the Trust or any other security of the

Trust which it may issue or sell or (b) have any right to require the Trust to pay him the fair value of his Shares in an appraisal or similar proceeding.


                  Section 8.4       Business Combinations; Transfers of Assets.

                  (a) Authorized Transactions. The Board of Trustees shall have full power and authority, without the consent of the shareholders or any of them, or any shareholder vote with respect thereto, to engage in any transaction pursuant to which the Trust's business and assets may be transferred to another entity (a "Transfer of Assets"), or by which the Trust's business and assets are to be combined with one or more other entities (a "Business Combination"), on such terms and subject to such conditions as the Board of Trustees, in its discretion may determine (whether by merger, sale or other transfer of assets, consolidation or exchange of securities), provided that the Trust has, or the shareholders of the Trust existing prior to any such Transfer of Assets or Business Combination, have majority voting power, directly or indirectly, with respect to the entity receiving the Trust's assets in a Transfer of Assets, or the surviving entity in any merger, consolidation or exchange with respect to any Business Combination.


                  (b) Transactions Requiring Shareholder Approval. Except as otherwise specifically provided in this Declaration of Trust (including without limitation, in those provisions relating to election and removal of Trustees and changes in the number of authorized Shares), notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any transaction the approval of which requires by law the affirmative vote of shareholders and pursuant to which the Trust's business and assets will be combined with those of one or more other entities (whether by merger, sale or other transfer of assets, consolidation or share exchange) (a "Business Combination") shall be effective and valid only if taken or authorized by the
affirmative  vote  of    shareholders  holding  not  less  than  sixty-six  and
two-thirds percent (66 2/3%) of all the votes entitled to be cast on the matter.


                  (c) For purposes of this Section 8.4 "entity" shall mean any foreign or domestic real estate investment trust, business trust, corporation, limited liability company, general or limited partnership, or any other entity.


                  Section 8.5 Action By Shareholders without a Meeting. The By-laws of the Trust may provide that any action required or permitted to be taken by the shareholders may be taken without a meeting by the written consent of the shareholders entitled to cast a sufficient number of votes to approve the
matter as required by statute,   this  Declaration of Trust or the  By-laws of
the Trust, as the case may be.

                                   ARTICLE IX

                      LIABILITY LIMITATION, INDEMNIFICATION
                         AND TRANSACTIONS WITH THE TRUST

                  Section 9.1 Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Trust by reason of his being a shareholder.


                  Section 9.2 Limitation of Trustee and Officer Liability. To the maximum extent that California law in effect from time to time permits limitation of the liability of trustees and officers of a business trust or a real estate investment trust, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money or other damages. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any California statute permitting limitation of the liability of trustees and officers of a California business trust or real estate investment trust for money or other damages in a suit by or on behalf of the Trust or by any shareholder, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money or other damages except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received; or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee's or officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.


                  Section 9.3 Indemnification. The Trust shall have the power, to the maximum extent permitted by California law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former shareholder, Trustee or officer of the Trust or (b) any individual who, while a Trustee of the Trust and at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former shareholder, Trustee or officer of the Trust. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.


                  Section 9.4 Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions or procedures in this Declaration of Trust or in the By-laws, or adopted by
the  Trustees   by  resolution,  the  Trust  may  enter  into any  contract  or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.


                  Section 9.5 Express Exculpatory Clauses in Instruments. The Board of Trustees shall cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that neither the Shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Shareholder, Trustee, officer, employee or agent liable thereunder to any third party nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

                                    ARTICLE X

                                   AMENDMENTS


                  Section 10.1 General. The Trust reserves the right from time to time to make any amendment to this Declaration of Trust, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this Declaration of Trust, of any Shares. All rights and powers conferred by this Declaration of Trust on shareholders,
Trustees and officers are granted subject to this reservation.   Amendment  to
 this Declaration of Trust shall be signed and acknowledged by at least a majority of the Trustees, or an officer duly authorized by at least a majority of the Trustees. All references to this Declaration of Trust shall include all amendments hereto.

                  Section  10.2 By   Trustee.  The  Trustees  may  amend  this
Declaration of Trust from time to time, without any action by the shareholders, to qualify as a real estate investment trust under the Code or under the California REIT Statute and as otherwise provided in this Declaration of Trust.

                  Section 10.3 By Trustees and Shareholders. Except as otherwise provided in this Declaration of Trust, any amendment to this Declaration of Trust shall be valid only (a) if in connection with a Business Combination, if approved by the Trustees and the affirmative vote of shareholders holding not less than 662/3% of all the votes entitled to be cast on the matter, and (b) otherwise, if approved by the Trustees and the affirmative vote of shareholders holding not less than a majority of all the votes entitled to be cast on the matter.

                                   ARTICLE XI

                 MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY


                  Section 11.1 Subject to the provisions of any class or series of Shares at the time outstanding, the Trust shall have the power to engage in any merger or consolidation or other business combination or other extraordinary transaction permitted under applicable law including without limitation (a) a merger of the Trust with or into another entity, (b) the consolidation of the Trust with one or more other entities into a new entity or otherwise, or (c) the sale, lease, exchange or other transfer of all or substantially all of the property of the Trust. Unless otherwise provided in Section 8.4 hereof, any such action must be approved by the Board of Trustees and, after notice to all shareholders entitled to vote on the matter, by the affirmative vote of shareholders holding not less than 662/3% of all the votes entitled to be cast on the matter.


                  Section  11.2     Special Provisions Relating to Mergers.

                  11.2.1 Definitions. In this section the following words having the meanings indicated.

                  (a) "Business trust" means an unincorporated trust or association, including a real estate investment trust, a common-law trust, or a Massachusetts trust, which is engaged in business and in which property is acquired, held, managed, administered, controlled, invested, or disposed of for the benefit and profit of any person who may become a holder of a transferable unit of beneficial interest in the trust.

                  (b) "Foreign business trust" means a business trust organized under the laws of the United States, another state of the United Sates, or a territory, possession, or district of the United Sates.

                  (c) "California real estate investment trust" means a real estate investment trust in compliance with the provisions of the California REIT Law.

                  (d) "Domestic limited partnership" means a partnership formed by two or more persons under the laws of the State of California and having one or more general partners and one or more limited partners.

                  (e) "Foreign limited partnership" means a partnership formed under the laws of any state other than the State of California or under the laws of a foreign country and having as partners one or more limited partners.

                  (f) "Domestic limited liability company" means a limited liability company formed under the laws of the State of California.

                  (g) "Foreign limited liability company" means a limited liability company formed under the laws of any state other than the State of California or under the laws of a foreign country.

                  11.2.2 Merger authorized. To the extent permitted by applicable law, the Trust may merge with or into one or more Domestic or Foreign business trusts, Domestic or Foreign corporations or Domestic or Foreign limited partnerships or Foreign or Domestic limited liability companies, or any other entities; or one or more such business trusts, corporations, limited partnerships, limited liability companies or other entities may merge with or into it (each, a "Merger").

                  Any such Merger shall be approved as follows: (a) the Board shall:

                                  (i)       Adopt a resolution that declares
         the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolution; and

                                 (ii)       Except as otherwise provided in
         Section 8.4 hereof, direct that the proposed transaction be submitted for consideration at either an annual or special meeting of shareholders; and

                                (iii)       Comply with all other procedural
         and other requirements required by applicable law or this Declaration of Trust; and

                  (b) Except as otherwise provided in Section 8.4 hereof, the proposed Merger shall be approved by the affirmative vote of shareholders holding not less than 662/3% of all the votes entitled to be cast with respect to the Merger.

                  11.2.3 Abandonment of proposed Merger. A proposed Merger may be abandoned before the effective date of Merger.

                  11.2.4   Effect of Merger.

                  (a) Consummation of a Merger has the effects provided in this subsection and under applicable law.

                  (b)  The   separate   existence   of  each   business   trust,
corporation, limited partnership, limited liability company or other entity that is party to the Merger except the successor, ceases.

                  (c) The shares of each entity that is a party to the Merger which are to be converted or exchanged under the terms of the Merger cease to exist, subject to the rights of objecting shareholders under this Declaration of Trust or applicable law, if any.

                  (d) (i) The assets of each party to the Merger, including any legacies which it would have been capable of taking, transfer to, vest in, and devolve on the successor without further act or deed.

                                 (ii)  Confirmatory deeds, assignments, or
         similar instruments to evidence the transfer may be executed and delivered at any time in the name of the transferring party to the merger by its last acting officers or trustees or by the appropriate officers or trustees of the successor.

                  (e) (i) The successor is liable for all the debts and obligations of each nonsurviving party in the Merger. An existing claim, action, or proceeding pending by or against any nonsurviving party to the merger may be prosecuted to judgment as if the merger had not taken place, or, on motion of the successor or any party, the successor may be substituted as a party and the judgment against the nonsurviving party in the Merger constitutes a lien on the property of the successor.

                                 (ii)       A Merger does not impair the
         rights of creditors or any liens on  the  property  of  any
         business   trust,   corporation,   limited    partnership,  or
         limited  liability  company or other  entity that is a   party to
         the Merger.

                                   ARTICLE XII

                        DURATION AND TERMINATION OF TRUST

                  Section 12.1 Duration. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of the California REIT Statute.

                  Section 12.2      Termination.


                  (a) Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may be terminated at any meeting of
shareholders,  by the  affirmative  vote of  two-  thirds   of all  the  votes
entitled to be cast on the matter. Upon the termination of the Trust:

                                  (i)       The Trust shall carry on no
         business except for the purpose of winding up its affairs;

                                 (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust's contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business; and

                                (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases,
          indemnities   and   agreements  as  they  deem   necessary  for  their
          protection, the Trust shall distribute the remaining property of the Trust among the shareholders in accordance with Article VI hereof.


                  (b) After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust's records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.

                                  ARTICLE XIII

                                  MISCELLANEOUS


                  Section 13.1 Governing Law. The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of California without regard to conflicts of laws provisions thereof.

                  Section 13.2 Reliance by Third Parties. Any certificate of the Trust shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of this Declaration of Trust or of the By-laws as a true and complete copy as then in force; (e) an amendment to this Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact or relating to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.


                  Section 13.3      Severability.


                  (a)  The  provisions  of    this  Declaration  of  Trust  are
severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the Code, or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of this Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend this Declaration of Trust in the manner provided in
Section 10.2.

                  (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or purposes and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

                  Section 13.4 Construction. In this Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of this Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or the California REIT Statute.



                  Section 13.5 Annual Report. Each year, the Trust shall prepare an annual report of its operations. The report shall include a balance sheet, an income statement, and a surplus statement.


                  (a) Report to be audited. The financial statements in the annual report shall be certified by an independent certified public accountant based on the accountant's full examination of the books and records of the real estate investment trust in accordance with generally accepted auditing procedure.


                  (b) Report to be submitted to shareholders and held on file. The annual report: (i) shall be mailed to shareholders at or before the annual meeting of shareholders; and (ii) within the earlier of 20 days after the annual meeting of shareholders or 120 days after the end of the fiscal year, shall be placed on file at the principal office of the real estate investment trust.

                   IN WITNESS  WHEREOF,   THIS DECLARATION OF TRUST  HAS BEEN
SIGNED  ON THIS  30TH  DAY OF   OCTOBER,  1998 BY ALL OF THE  TRUSTEES  OF THE
TRUST, EACH OF WHOM ACKNOWLEDGES, THAT THIS DOCUMENT IS HIS FREE ACT AND DEED.


                     WINDSOR REAL ESTATE INVESTMENT TRUST 8



                                     TRUSTEE



                                     TRUSTEE



                                     TRUSTEE

                                   Appendix B






                                 N' TANDEM TRUST

                                     BY-LAWS

                                    ARTICLE I

                                     OFFICES


                  Section 1. PRINCIPAL OFFICE. The principal office of N' Tandem Trust, an unincorporated California business trust (the "Trust"), shall be located at such place or places as the Trustees may designate.


                  Section 2. ADDITIONAL OFFICES. The Trust may have additional offices at such places as the Trustees may from time to time determine or the business of the Trust may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

                  Section 1. PLACE. All meetings of shareholders shall be held at the principal office of the Trust or at such other place within the United States as shall be stated in the notice of the meeting.

                  Section 2. ANNUAL MEETING. An annual meeting of the shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held during the month of May of each year, or such other month as the Trustees may designate after the delivery of the annual report referred to in Section 12 of this Article II, at a convenient location and on proper notice, on a date and at the time set by the Trustees. Failure to hold an annual meeting shall not invalidate the Trust's existence or affect any otherwise valid acts of the Trust.


                  Section 3. SPECIAL MEETINGS. The Chairman of the Board of Trustees or the president or a majority of the Trustees may call special meetings of the shareholders. Special meetings of shareholders shall also be called by the secretary upon the written request of the holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. Within ten days of the receipt of such a request from a shareholder, the secretary shall inform such shareholders of the reasonably estimated cost of preparing and mailing notice of the meeting (including all proxy materials that may be required in connection therewith) and, upon payment by such shareholders to the Trust of such costs, the secretary shall, within 30 days of such payment, or such longer period as may be necessitated by compliance with any applicable statutory or regulatory requirements, give notice to each shareholder entitled to notice of the meeting.

                  Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter
voted on at any  meeting of the  shareholders  held  during the  preceding   12
months.


                  Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of shareholders, the secretary shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such shareholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at his post office address as it appears on the records of the Trust, with postage thereon prepaid.


                  Section 5. SCOPE OF NOTICE. Except as otherwise required by law, no business shall be transacted at a meeting of shareholders unless such business was specifically designated in the notice of meeting .


                  Section 6. ORGANIZATION. At every meeting of the shareholders, the Chairman of the Board, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the Chairman of the Board, one of the Trustees, or one of the following officers present shall conduct the meeting in the order stated: the Vice Chairman of the Board, if there be one, the President, the Vice Presidents in their order of rank and seniority, or a Chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as Chairman, and the Secretary, or, in his absence, an assistant secretary, or in the absence of both the Secretary and assistant secretaries, a person appointed by the Chairman shall act as Secretary.

                  Section 7. QUORUM. At any meeting of shareholders, the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the declaration of trust of the Trust, as amended from time to time ("Declaration of Trust"), for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the shareholders, the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

                  Section 8. VOTING. A plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required herein or by statute or by the Declaration of Trust. Unless otherwise provided in the Declaration of Trust, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.


                  Section 9. PROXIES. A shareholder may cast the votes entitled to be cast by the shares owned of record by him either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Trust before or at the time of the meeting.


                  Section 10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the Trust registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing board of such corporation or other entity or agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

                  Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.


                  The Trustees may adopt by resolution a procedure by which a shareholder may certify in writing to the Trust that any shares registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Trust; and any
other  provisions  with  respect  to   procedural  matters  which the  Trustees
consider necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified shares in place of the shareholder who makes the certification.


                  Section 11. INSPECTORS. At any meeting of shareholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

                  Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.




                  Section  12.  NOMINATIONS AND PROPOSALS BY SHAREHOLDERS.


                           (a)   Annual Meetings of Shareholders.

                                   (1)  Nominations of persons for election to
the Board of Trustees and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Trustees, or
(iii) by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice provided for in this Section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a)



                                   (2)  For nominations or other business to be
properly  brought before an annual  meeting by a shareholder  pursuant to clause
(iii) of paragraph (a) (1) of this Section 12, the shareholder must have given timely notice thereof in writing to the Secretary of the Trust and such other business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date , notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Trust. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner and (y) the number of each class of shares of the Trust which are owned beneficially and of record by such shareholder and such beneficial owner.




                                   (3)   Notwithstanding anything in the second
sentence of paragraph (a)(2) of this Section 12 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.


                           (b)  Special Meetings of Shareholders.  Only such
business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Board of Trustees, or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any shareholder of the Trust who was a shareholder of record both at the time of giving of notice provided for in this Section 12(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Trust calls a special meeting of shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the shareholder's notice containing the information required by paragraph (a) (2) of this Section 12 shall be delivered to the Secretary at the principal executive offices of the Trust not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.


                           (c)  General.

                                   (1)      Only such persons who are nominated
in  accordance  with the  procedures  set  forth in this  Section   12 shall be
eligible to serve as Trustees and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in
this  Section   12  and,  if any  proposed  nomination  or  business  is not in compliance with this Section 12, to declare that such nomination or proposal shall be disregarded.

                                   (2)      For purposes of this Section  12,
"public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                                   (3)      Notwithstanding the foregoing
provisions of this Section 12, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section
12.  Nothing  in this  Section   12 shall be deemed  to  affect  any  rights of
shareholders to request inclusion of proposals in, nor any of the rights of the Trust to omit a proposal from, the Trust's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                  Section 13. ACTION BY SHAREHOLDERS BY WRITTEN CONSENT . Notwithstanding the provisions of Section 12 of this Article II, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by shareholders entitled to cast a sufficient number of votes to approve the matter, as required by statute, the Declaration of Trust of the Trust or these By-laws, and such consent is filed with the minutes of proceedings of the shareholders.

                  Section 14. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.



                                   ARTICLE III

                                    TRUSTEES

                  Section 1. GENERAL POWERS; QUALIFICATIONS; TRUSTEES HOLDING OVER. The business and affairs of the Trust shall be managed under the direction of its Board of Trustees. A Trustee shall be an individual at least 21 years of age who is not under legal disability. In case of failure to elect Trustees at an annual meeting of the shareholders, the Trustees holding over shall continue to direct the management of the business and affairs of the Trust until their successors are elected and qualify.


                  Section 2. NUMBER. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Trustees may establish, increase or decrease the number of Trustees, in accordance with the provisions set forth in the Declaration of Trust. Except during the period when a vacancy exists, at least a majority, of the Trustees shall be persons who are not executive officers of the Trust or any advisor to the Trust or persons affiliated with any affiliate of the Trust, or such advisor ("Independent Trustees"). For purposes of this Section, the terms "executive officers," "affiliate" and "affiliated" shall have the definitions set forth in Rule 405 under the Securities Act of 1933, as amended.

                  Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Trustees shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this By-law being necessary. The Trustees may provide, by resolution, the time and place, either within or without the State of California, for the holding of regular meetings of the Trustees without other notice than such resolution.

                  Section 4. SPECIAL MEETINGS.  Special meetings of the Trustees
may be  called  by or at the  request  of the   Chairman  of the  Board or the
president or by a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Trustees may fix any place, either within or without the State of California, as the place for holding any special meeting of the Trustees called by them.


                  Section 5. NOTICE. Notice of any special meeting shall be given by written notice delivered personally, telegraphed, facsimile-transmitted or mailed to each Trustee at his business or residence address. Personally delivered or telegraphed notices shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting.

                  Telephone or facsimile-transmission notice shall be given at least 24 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile-transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these By-laws.

                  Section 6. QUORUM. A majority of the Trustees shall constitute a quorum for transaction of business at any meeting of the Trustees, provided that, if less than a majority of such Trustees are present at said meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Declaration of Trust or these By-laws, the vote of a majority of a particular group of Trustees is required for action, a quorum must also include a majority of such group.

                  The Trustees  present at a meeting  which has been duly called
and   convened   may   continue  to   transact   business   until   adjournment,
notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

                  Section 7. VOTING. The action of the majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees, unless the concurrence of a greater proportion is required for such action by applicable statute.

                  Section 8. TELEPHONE MEETINGS. Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.


                  Section 9. ACTION BY TRUSTEES BY WRITTEN CONSENT. Any action required or permitted to be taken at any meeting of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each Trustee and such written consent is filed with the minutes of proceedings of the Trustees.


                  Section 10. VACANCIES. If for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect these By-laws or the powers of the remaining Trustees hereunder (even if fewer than two Trustees remain). Any vacancy (including a vacancy created by an increase in the number of Trustees) shall be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the Trustees. Any individual so elected as Trustee shall hold office until the next annual meeting of shareholders.

                  Section 11.  COMPENSATION; FINANCIAL ASSISTANCE.

                           (a)  Compensation.  Trustees shall not receive any
stated salary for their services as Trustees but, by resolution of the Trustees, may receive fixed sums per year and/or per meeting and/or per visit to real property owned or to be acquired by the Trust and for any service or activity they performed or engaged in as Trustees. Such fixed sums may be paid either in cash or in shares of the Trust. The Trustees shall also be eligible to participate in any equity compensation plan of the Trust now existing, or adopted in the future, and to receive grants of options, shares and other rights under any such plan to the extent that any such plan specifies that the Trustees are so eligible to participate and to receive such grants. Trustees may also be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees; but nothing herein contained shall be construed to preclude any Trustees from serving the Trust in any other capacity and receiving compensation therefor.

                           (b)  Financial Assistance to Trustees.  The Trust
may lend money to, guarantee an obligation of or otherwise assist a Trustee or a trustee or director of a direct or indirect subsidiary of the Trust; provided, however, that such Trustee or other person is also an executive officer of the Trust or of such subsidiary, or the loan, guarantee or other assistance is in connection with the purchase of Shares. The loan, guarantee or other assistance may be with or without interest, unsecured, or secured in any manner that the Board of Trustees approves, including a pledge of shares.

                  Section 12. LOSS OF DEPOSITS. No Trustee shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or shares have been deposited.

                  Section 13. SURETY BONDS. Unless required by law, no Trustee shall be obligated to give any bond or surety or other security for the performance of any of his duties.

                  Section 14. RELIANCE. Each Trustee, officer, employee and agent of the Trust shall, in the performance of his duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                  Section  15.  INTERESTED TRUSTEE TRANSACTIONS.  Transactions

involving any actual or potential conflict of interest with a Trustee or Advisor, or an affiliate of such persons, shall be approved by a majority of the Independent Trustees of the Trust, or if any Independent Trustee has an actual or potential conflict, a majority of the disinterested Trustees of the Trust.


                  Section 16. CERTAIN RIGHTS OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The Trustees shall have no responsibility to devote their full time to the affairs of the Trust. Any Trustee or officer, employee or agent of the Trust (other than a full-time officer, employee or agent of the Trust), in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar or in addition to those of or relating to the Trust.



                                   ARTICLE IV

                                   COMMITTEES


                  Section 1. NUMBER, TENURE AND QUALIFICATION. The Trustees may appoint from among its members an Audit Committee, a Compensation Committee and other committees, each composed of at least two Trustees, to serve at the pleasure of the Trustees.
  The Trustees on the Compensation Committee and the Audit Committee shall be Independent Trustees.


                  Section 2. POWERS. The Trustees may delegate to committees appointed under Section 1 of this Article IV any of the powers of the Trustees, except as prohibited by law.

                  Section 3.  MEETINGS.   In the absence of any member of any
such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees.

                   A majority of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board of Trustees may designate a chairman of any committee, and such chairman or a majority of the members of
any  committee   may fix the time and place of its  meetings  unless  the Board shall otherwise provide. In the absence or disqualification of any member of any such committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another Trustee to act at the meeting in the place of such absent or disqualified members.


                  Each committee shall keep minutes of its proceedings and shall report the same to the Board of Trustees at the next succeeding meeting, and any action by the committee shall be subject to revision and alteration by the Board of Trustees, provided that no rights of third persons shall be affected by any such revision or alteration.

                  Section 4. TELEPHONE MEETINGS. Members of a committee of the Trustees may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

                  Section 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

                  Section 6. VACANCIES. Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.


                                    ARTICLE V

                                    OFFICERS


                  Section 1. GENERAL PROVISIONS. The officers of the Trust may include a president, a secretary , a treasurer , a chairman of the board, a vice chairman of the board, a chief executive officer, a chief operating officer, a chief financial officer, a chief legal counsel, one or more vice presidents, one or more assistant secretaries and one or more assistant treasurers. In addition, the Trustees may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Trust shall be elected annually by the Trustees at the first meeting of the Trustees held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In their discretion, the Trustees may leave any office unfilled. Election of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

                  Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Trust may be removed by the Trustees if in their judgment the best interests of the Trust would be served thereby, but such removal shall be subject to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his resignation to the Trustees, the Chairman of the Board, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be subject to the contract rights, if any, of the Trust.


                  Section 3. VACANCIES. A vacancy in any office may be filled by the Trustees for the balance of the term.

                  Section 4. CHIEF EXECUTIVE OFFICER. The Trustees may designate a chief executive officer from among the elected officers. The chief executive officer shall have responsibility for implementation of the policies of the Trust, as determined by the Trustees, and for the administration of the business affairs of the Trust. In the absence of both the chairman and vice chairman of the board, the chief executive officer shall preside over the meetings of the Trustees and of the shareholders at which he shall be present.

                  Section 5. CHIEF OPERATING OFFICER. The Trustees may designate a chief operating officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.

                  Section 6. CHIEF FINANCIAL OFFICER. The Trustees may designate a chief financial officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.

                  Section 7. CHIEF LEGAL COUNSEL. The Trustees may designate a chief legal counsel from among the elected officers. Said officer will have the responsibilities and duties as set forth by the trustees or the chief executive officer.


                  Section 8. CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside over the meetings of the Trustees and of the shareholders at which he shall be present and shall in general oversee all of the business and affairs of the Trust. In the absence of the Chairman of the Board, the Vice Chairman of the Board shall preside at such meetings at which he shall be present. The Chairman and the Vice Chairman of the Board may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these By-laws to some other officer or agent of the Trust or shall be required by law to be otherwise executed. The Chairman of the Board and the Vice Chairman of the Board shall perform such other duties as may be assigned to him or them by the Trustees.

                  Section 9. PRESIDENT. In the absence of the Chairman, the Vice Chairman of the Board and the chief executive officer, the president shall preside over the meetings of the Trustees and of the shareholders at which
he shall be present.   The  president  may execute  any deed,  mortgage,  bond,
contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these By-laws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Trustees from time to time.


                  Section 10. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Trustees. The Trustees may designate one or more vice presidents as executive vice president, senior vice president or as vice president for particular areas of responsibility.

                  Section 11. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the shareholders, the Trustees and committees of the Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (c) be custodian of the trust records and of the seal of the Trust; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have general charge of the share transfer books of the Trust; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Trustees.

                  Section 12. TREASURER. The treasurer shall have the custody of the funds and securities of the Trust and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trustees.

                  He shall disburse the funds of the Trust as may be ordered by the Trustees, taking proper vouchers for such disbursements, and shall render to the president and Trustees, at the regular meetings of the Trustees or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the Trust.

                  If required by the Trustees, he shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trustees for the faithful performance of the duties of his office and for the restoration to the Trust, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his control belonging to the Trust.

                  Section 13. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Trustees. The assistant treasurers shall, if required by the Trustees, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Trustees.

                  Section 14. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Trustees and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a Trustee.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

                  Section 1. CONTRACTS. The Trustees may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the Trustees or by an authorized person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees.

                  Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or agent of the Trust in such manner as shall from time to time be determined by the Trustees.

                  Section 3. DEPOSITS. All funds of the Trust not otherwise employed shall be deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Trustees may designate.


                                   ARTICLE VII

                                     SHARES

                  Section 1. CERTIFICATES. Each shareholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of beneficial interest held by him in the Trust. Each certificate shall be signed by a Trustee of the Trust, the chief executive officer, the president or a vice president and countersigned by a Trustee, the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile.

Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes of shares, each class may have its own number series. A certificate is valid and may be issued whether or not an officer or Trustee who signed it is still an officer or Trustee when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends, or as to their allocable portion of the assets upon liquidation, or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Trust may set forth upon the face or back of the certificate a statement that the Trust will furnish to any shareholder, upon request and without charge, a full statement of such information.

                  Section 2. TRANSFERS. Upon surrender to the Trust or the transfer agent of the Trust of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Trust shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                  The Trust shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of California.

                  Notwithstanding   the   foregoing,   transfers  of  shares  of
beneficial interest of the Trust will be subject in all respects to the Declaration of Trust and all of the terms and conditions contained therein.

                  Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Trustees may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, a Trustee, or an officer designated by the Trustees, may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Trust to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

                  Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Trustees may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of shareholders not less than ten days, before the date on which the meeting or particular action requiring such determination of shareholders of record is to be held or taken.

                  In lieu of fixing a record date, the Trustees may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days before the date of such meeting.

                  If no record date is fixed and the share transfer books are not closed for the determination of shareholders, (a) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Trustees, declaring the dividend or allotment of rights, is adopted.

                  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

                  Section 5. STOCK LEDGER. The Trust shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.

                  Section 6. FRACTIONAL SHARES; ISSUANCE OF UNITS. The Trustees may issue fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust or these By-laws, the Trustees may issue units consisting of different securities of the Trust. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.


                                  ARTICLE VIII

                                 ACCOUNTING YEAR

                  The Trustees shall have the power, from time to time, to fix the fiscal year of the Trust by a duly adopted resolution.

                                   ARTICLE IX

                                  DISTRIBUTIONS

                  Section 1. AUTHORIZATION. Dividends and other distributions upon the shares of beneficial interest of the Trust may be authorized and declared by the Trustees, subject to the provisions of law and the Declaration of Trust. Dividends and other distributions may be paid in cash, property or shares of the Trust, subject to the provisions of law and the Declaration of Trust.

                  Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any funds of the Trust available for dividends or other distributions such sum or sums as the Trustees may from time to time, in their absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Trust or for such other purpose as the Trustees shall determine to be in the best interest of the Trust, and the Trustees may modify or abolish any such reserve in the manner in which it was created.


                                    ARTICLE X

                                      SEAL

                  Section 1. SEAL. The Trustees may authorize the adoption of a seal by the Trust. The seal shall have inscribed thereon the name of the Trust and the year of its formation. The Trustees may authorize one or more duplicate seals and provide for the custody thereof.

                  Section 2. AFFIXING SEAL. Whenever the Trust is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.


                                   ARTICLE XI

                     INDEMNIFICATION AND ADVANCE OF EXPENSES

                  To the maximum extent permitted by California law in effect from time to time, the Trust shall indemnify (a) any Trustee, officer or shareholder or any former Trustee, officer or shareholder (including among the foregoing, for all purposes of this Article XI and without limitation, any individual who, while a Trustee, officer or shareholder and at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against reasonable expenses incurred by him in connection with the proceeding, (b) any Trustee or officer or any former Trustee or officer against any claim or liability to which he may become subject by reason of such status unless it is established that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful and (c) each shareholder or former shareholder against any claim or liability to which he may become subject by reason of such status. In addition, the Trust shall, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a Trustee, officer or shareholder or former Trustee, officer or shareholder made a party to a proceeding by reason such status, provided that, in the case of a Trustee or officer, the Trust shall have received (i) a written affirmation by the Trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification by the Trust as authorized by these By-laws and (ii) a written undertaking by or on his behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of its Trustees, provide such indemnification or payment or reimbursement of expenses to any Trustee, officer or shareholder or any former Trustee, officer or shareholder who served a predecessor of the Trust and to any employee or agent of the Trust or a predecessor of the Trust. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Declaration of Trust or these By-laws inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                  Any indemnification or payment or reimbursement of the expenses permitted by these By-laws shall be furnished in accordance with the procedures provided for indemnification or payment or reimbursement of expenses, as the case may be, under the California Corporations Code. The Trust may provide to Trustees, officers and shareholders such other and further indemnification or payment or reimbursement of expenses, as the case may be, to the fullest extent permitted by the California Law, as in effect from time to time, for directors of California corporations.


                                   ARTICLE XII

                                WAIVER OF NOTICE

                  Whenever any notice is required to be given pursuant to the Declaration of Trust or By-laws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                  ARTICLE XIII

                              AMENDMENT OF BY-LAWS

                  The Trustees shall have the power to adopt, alter or repeal any provision of these By-laws and to make new By-laws; provided, however, that
Article II, Section 2 of Article III and this Article XIII of these By-laws shall not be amended without the consent of shareholders by a vote of a majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present.


                                   ARTICLE XIV

                                  MISCELLANEOUS

                  All references to the Declaration of Trust shall include any amendments thereto.

                                TABLE OF CONTENTS


                                                                    Page


PROXY STATEMENT...................................................   1

AVAILABLE INFORMATION.............................................   3

SUMMARY...........................................................   4


RISK FACTORS AND OTHER

    CONSIDERATIONS.................................................  18
    Fundamental Change in Nature of Investment.....................  18
    Changes in Shareholders' Rights................................  18
    Possible Mandatory Redemption of Preferred
         Shares....................................................  18
    Conflicts of Interest..........................................  18
    Control by Chateau.............................................  19

    No Fairness Opinion Sought with Respect to

         Organizational Amendments.................................  20
    Potential Increase in Indebtedness; Additional
         Use of Leverage...........................................  20
    Risks Related to Removal of Investment
         Restrictions..............................................  20
    Constraints on Growth Opportunities............................  21
    Acquisition and Development Risks..............................  21
    Environmental Matters..........................................  21

 PROPOSALS 1 AND 2 -- PROPOSED
    ORGANIZATIONAL AMENDMENTS......................................  23
    Introduction...................................................  23
    Background of the Transaction..................................  24
    Recommendation of the Trustees.................................  26
    Certain Alternatives...........................................  28

TRANSACTIONS AND CHANGES TO BE
    EFFECTED UPON APPROVAL OF
    PROPOSALS 1 AND 2..............................................  30
    Additional Chateau Investment..................................  30
    Organization of UPREIT; Contribution
         Transaction...............................................  30
    Implementation of Business Plan; Growth
         Strategy..................................................  30
    Future Listing of Common Shares on

         Exchange; Redemption of Preferred

         Shares....................................................  31


COMPARISON OF PRINCIPAL TERMS OF
    EXISTING DECLARATION OF TRUST
    AND AMENDED DECLARATION AND

    BY-LAWS........................................................  32
    Organization...................................................  32
    Length of Investment...........................................  32
    Voting Rights..................................................  32
    Distributions; Liquidating Proceeds............................  33
    Issuance of Additional Securities..............................  34
    Redemption and Conversion Rights...............................  35
    Investment Restrictions........................................  36
    Limitations on Borrowing; Debt.................................  36
    Management Control.............................................  36
    Engagement of Advisor..........................................  36
    Antitakeover Provisions........................................  37
    Transactions with Affiliates...................................  37
    Limitation on Total Operating Expenses.........................  38
    Ownership Limitations..........................................  38


PROPOSAL 3 -- EQUITY COMPENSATION
    PLAN APPROVAL..................................................  40
    Terms of the 1998 Equity Compensation Plan.....................  40
    Certain Benefits...............................................  42
    Tax Consequences of the Equity
         Compensation Plan.........................................  42
    Recommendation of the Board of Trustees........................  43


PROPOSAL  4 -- ANNUAL ELECTION OF
    TRUSTEES.......................................................  43
    Election of Trustees...........................................  43
    Board of Trustees..............................................  44
    Committees of the Board........................................  45
    Advisor........................................................  45
    Share Ownership of Directors, Executive
         Officers and Certain Shareholders.........................  45
    Section 16(a) Beneficial Ownership Reporting
         Compliance................................................  45
    Independent Trustees Compensation..............................  45
    Executive Compensation.........................................  46
    Related Party Compensation and Expense
         Reimbursement.............................................  46


VOTING PROCEDURES AND

    MISCELLANEOUS MATTERS..........................................  46
    The Annual Meeting.............................................  46
    Change in Accountants..........................................  46
    Solicitation of Proxies; Administrative Agent..................  46
    Record Date; Vote Required.....................................  46
    No Dissenters' or Appraisal Rights  With
         Respect to Organizational Amendments......................  47
    Voting Procedures and Powers...................................  47
    Completion Instructions........................................  48
    Withdrawal or Change of Vote...................................  48


INCORPORATION OF CERTAIN

    DOCUMENTS BY REFERENCE.........................................  49


Appendix A -- AMENDED AND RESTATED
    DECLARATION OF TRUST........................................... A-1

Appendix B -- BY-LAWS OF THE TRUST................................. B-1







                          N' TANDEM TRUST

                   1998 EQUITY COMPENSATION PLAN

     1. PURPOSE. The N' Tandem Trust 1998 Equity Compensation Plan (the "Plan") is intended to provide incentive to key employees, officers and trustees of the Trust and others expected to provide significant services to the Trust, including the employees, officers, trustees and directors of the Participating Companies, to encourage proprietary interest in the Trust, to encourage such key employees to remain in the employ of the Trust and the other Participating Companies, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Trust and the other Participating Companies. In furtherance thereof, the Plan permits awards of equity-based incentives to key employees, officers, trustees and directors of, and certain other providers of services to, the Participating Companies.

     2.   DEFINITIONS.

          a.   "Act" shall mean the Securities Act of 1933, as amended.

          b. "Advisor" shall mean The Windsor Corporation, a California corporation and such other advisors as the Committee, in its discretion, may determine.

          c. "Agreement" shall mean a written agreement entered into between the Company and the recipient of a Grant pursuant to section 7(b)(i) hereof.

          d.   "Board" shall mean the Board of Trustees of the Trust.

          e.   "Cause"  shall  mean,   unless  otherwise  provided  in  the
Grantee's Agreement, or applicable employment agreement (i) engaging in willful or gross misconduct or willful or gross neglect, (ii) repeatedly failing to adhere to the directions of the Grantee's superiors or the Board or the written policies and practices of a Participating Company, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving a Participating Company, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Grantee's employment agreement (if any) with a Participating Company (other than a termination of employment by the Grantee), or (vi) any illegal act detrimental to a Participating Company; all as determined by the Committee.

          f. "Class I Participant" shall mean any Independent Trustee of the Trust (as defined in the Declaration of Trust) who at the time of his appointment qualifies as a "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an "Outside

Director" under Section 1.162-27(e)(3)(i) of the Treasury Regulations. The Plan is intended to provide Grants to Class I Participants pursuant to the formula set forth in Section 7(a).

          g. "Class II Participant" shall mean all Eligible Persons, except the Class I Participants.

          h. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          i.   "Committee"   shall   mean   the   Compensation   Committee,
consisting solely of Class I Participants, appointed by the Board in accordance with Section 4 of the Plan.

          j. "Common Shares" shall mean the Trust's common shares of beneficial interest of the Trust, par value $0.01 per share, either currently existing or authorized hereafter.

          k.   "Declaration   of  Trust"  means  the  Trust's  Amended  and
Restated Declaration of Trust, as the same may be amended from time to time.

          l. "DER" shall mean a dividend equivalent right consisting of the right to receive, as specified by the Committee at the time of Grant, cash in an amount equal to the future dividend distributions to be paid on a single Common Share subject to an option.

          m. "Disability" shall mean the occurrence of an event which would entitle an employee of a Participating Company to the payment of disability income under one of the it's long-term disability income plans or a long-term disability as determined by the Committee in its absolute discretion pursuant to any other standard as may be adopted by the Committee.

          n. "Eligible Persons" shall mean officers, directors, trustees and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Trust. For purposes of the Plan, a director or trustee (other than an Independent Truste, who shall be eligible for Grants pursuant to Section 7(a)), in his or her capacity as such, or a consultant, vendor, customer, or other provider of significant services to the Trust shall be deemed to be an Eligible Person, but will be eligible to receive only Non-qualified Stock Options, or DERs, or Restricted Shares, and only after a finding by the Committee or Board in its discretion that the value of the services rendered or to be rendered to the Participating Company is at least equal to the value of the Grants being awarded.

          o. "Employee" shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code
Section 3401 and the regulations thereunder) by a Participating Company.

          p. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          q. "Exercise Price" shall mean the purchase price per Option Share, determined by the Board or the Committee, at which an Option may be exercised.

          r. "Fair Market Value" shall mean the value of one Common Share, determined as follows:

               i. If the Common Shares are then listed on a national securities exchange, the closing sales price per Common Share on the exchange for the last preceding date on which there was a sale of Common Shares on such exchange, as determined by the Committee;

               ii. If the Common Shares are not then listed on a national securities exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Shares in such over-the-counter market for the last preceding date on which there was a sale of such Common Shares in such market, as determined by the Committee; or

               iii. If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine.

Notwithstanding the foregoing, where the Common Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Common Shares have not been traded for 10 trading days.

          s.   "Grant"  shall mean  the  issuance  of  an  Incentive  Stock
Option, Non-qualified Stock Option, Restricted Share, DER or any combination thereof to an Eligible Person. The Committee will determine the eligibility of employees, officers, directors, trustees and others expected to provide significant services to the Participating Companies based on, among other factors, the position and responsibilities of such individuals, the nature and value to the Trust and the Participating Company of such individuals accomplishments and potential contribution of such individuals to the success of the Trust and the Participating Company whether directly or through its subsidiaries.

          t. "Grantee" means any Eligible Person who has received a Grant hereunder.

          u. "Incentive Stock Option" shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee of the Trust.

          v. "Non-qualified Stock Option" shall mean an Option not described in Section 422(b) of the Code.

          w. "Option" shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Agreement, a number of Common Shares determined by the Committee.

          x. "Option Share" means a Common Share that is subject to an Option, adjusted in accordance with Section 12 of the Plan (if applicable).

          y. "Optionee" shall mean any Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

          z. "Ownership Limit" has the meaning ascribed to it in the Declaration of Trust.

          aa. "Participating Companies" shall mean the Trust, the Advisor and any affiliate of any of them which with the consent of the Board participates in the Plan.

          bb. "Plan" shall mean the Trust's 1998 Equity Compensation Plan, as set forth herein, and as the same may from time to time be amended.

          cc. "Purchase Price" shall mean the Exercise Price times the number of Common Shares with respect to which an Option is exercised.

          dd. "Restricted Share" shall mean a Common Share that is the subject of a grant of shares that are subject to restrictions set forth herein or in any Agreement, adjusted in accordance with Section 12 of the Plan (if applicable).

          ee. "Retirement" shall mean, unless otherwise provided by the Committee in the Grantee's Agreement, (i) the Termination of Services of a Grantee at a Participating Company (other than for Cause) on or after the Grantee's attainment of age 65, (ii) the Termination of Service (other than for Cause) of a Grantee at a Participating Company on or after the Grantee's attainment of age 55 following five consecutive years of service by such Grantee with one or more of the Participating Companies, or (iii) such other circumstance, or set of circumstances as may be determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.

          ff. "Subsidiary" shall mean any corporation, partnership, or other entity at least 50% of the economic interest in the equity of which is owned by the Trust or by another Subsidiary.

          gg. "Successors of the Optionee" shall mean the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to a Grant by bequest or inheritance or by reason of the death of the Optionee.

          hh.  "Termination  of  Service"  shall  mean  the  time  when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person) between the Grantee and a Participating Company is terminated for any reason, with or without Cause, including but not limited to any termination by resignation, discharge, death or Retirement; provided, however, Termination of Service shall not include a termination where there is a simultaneous reemployment of the Grantee by a Participating Company or other continuation of service (sufficient to constitute service as an Eligible Person) at a Participating Company. The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including but not limited to the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service.

          ff. "Trust " shall mean N' Tandem Trust, an unincorporated California business trust.

     3. EFFECTIVE DATE. The Plan will be submitted to shareholders of the Trust for their approval within twelve months after Board approval of the Plan and shall be effective upon the obtaining of approval of the Plan by the Trust's shareholders in accordance with the Trust's Declaration of Trust, as the same may be amended from time to time, and applicable law.

     4.   ADMINISTRATION.

          a. Membership on Committee. The Plan shall be administered by the Committee, which shall be appointed by the Board. If no Committee is designated by the Board and applicable law, the full Board shall have the rights and responsibilities of the Committee hereunder.

          b. Committee Meetings. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.

          c. Grant Awards. The Committee shall from time to time at its discretion (i) select the Class II Participants who are to be issued Grants, (ii) determine the number of Common Shares (a) with respect to which Options will be granted, or (b) with respect to which DERs and Restricted Shares will be granted, to each Class II Participant, (iii) designate any Options granted as Incentive Stock Options or Non-qualified Stock Options, or both, except that no Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Trust, and (iv) determine the restrictions with respect to any Restricted Shares. The Committee shall (i) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder, (including, but not limited to the performance goals and periods applicable to the award of Grants); (ii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (iii) determine or impose other conditions to any Grant, or exercise of Options, under the Plan as it may deem appropriate. The Committee shall cause each Option to be designated as an Incentive Stock Option or a Non-qualified Stock Option. The Optionee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry or effect one or more of the obligations or restrictions imposed on any Grantee pursuant to the express provisions of the Plan and the applicable Agreement. Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter. The interpretation and construction by the Committee of any provision of the Plan or Agreement or of any Option, Restricted Share or DER granted thereunder shall be final. Without limiting the generality of Section 20, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Agreement or any Grant hereunder.

     5.   PARTICIPATION.

          a.   Eligibility.   Only  Eligible  Persons shall be eligible  to
receive Grants under the Plan.

          b. Limitation of Ownership. No Options or Restricted Shares shall be granted under the Plan to any person who after such Grant would beneficially own more than the Ownership Limit, unless such Grantee is exempt from the Ownership Limit, or unless expressly and specifically waived by action of the independent Trustees of the Board.

          c. Share Ownership. For purposes of (b) above, in determining share ownership a Grantee shall be considered as owning the shares owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Shares owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Shares with respect to which any person holds an Option shall be considered to be owned by such person.

          d. Outstanding Shares. For purposes of (b) above, "outstanding shares" shall include all shares actually issued and outstanding immediately after the grant of an Option or Restricted Shares to the Grantee. With respect to the share ownership of any Grantee, "outstanding shares" shall include shares authorized for issuance under outstanding Options or Restricted Shares held by such Grantee, but not Options or Restricted Shares held by any other person.

     6. SHARES. Subject to adjustments pursuant to Section 12, the number of Common Shares subject to Grants under the Plan shall not exceed the lesser of (i) 1,000,000 Common Shares, or (ii) 10% of the Trust's total outstanding shares. In no event may any Optionee receive Options for more than 100,000 Common Shares over the life of the Plan. Notwithstanding the foregoing provisions of this Section 6, Common Shares subject to a Grant that have not been issued at the expiration, forfeiture or other termination of such Option or Restricted Share Grant may be the subject of the Grants. Common Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The certificates for Common Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate.

     7.   TERMS AND CONDITIONS OF OPTIONS AND GRANTS.

          a.   Class I Participants.

               i. Initial Awards. Awards under this Section 7(a) shall be made to Class I Participants only. Each Class I Participant shall, on the effective date of this Plan and on each anniversary of this Plan, automatically be granted a Non-qualified Stock Option to purchase 1,000 Common Shares, at an Exercise Price equal to the Fair Market Value of such shares on the date of such grant as an Independent Trustee. Each such option shall vest, and be exercisable on, the anniversary of its grant.

               ii.  Exercise   Price.   Each  Option  granted  to  Class  I
     Participants shall be exercisable at the Fair Market Value of the Common Shares on the date of Grant.

               iii. Option Period and Adjustments. Each Option granted to a Class I Participant shall become exercisable commencing one year after the date of Grant (unless otherwise provided in the applicable Agreement) and shall expire 10 years thereafter. Options granted to Class I Participants shall be subject to adjustment as provided in
     Section 12 provided that such adjustment and any action by the Board or the Committee with respect to the Plan and such Options satisfies the requirements for exemption under Rule 16b-3 and does not cause any member of the Committee to be disqualified as a Non-Employee Director under such Rule.

               iv. Additional Adjustments and Grants. Notwithstanding the foregoing, the Board may prospectively, from time to time, discontinue, reduce or increase the amount of any or all of the Grants otherwise to be made under this Section 7(a), and may issue such additional grants to Class I Participants, or any of them, that it deems appropriate.

          b.   Class II Participants.

               i. Agreements. Grants to Class II Participants shall be evidenced by written Agreements in such form as the Committee shall from time to time determine. Such Agreements shall comply with and be subject to the terms and conditions set forth below.

               ii. Number of Common Shares. Each Grant to a Class II Participant shall state the number of Common Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 12 hereof.

          c. Grants. Subject to the terms and conditions of the Plan and consistent with the Trust's intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 in awarding Grants, the Committee shall have the power:

               i. to determine from time to time the Grants to be granted to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants granted under the Plan to such persons;

               ii. to construe and interpret the Plan, the Agreements and Grants and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may
     correct  any  defect   or   supply  any  omission,  or  reconcile  any
     inconsistency in the Plan, in any Agreement or Grant, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees;

               iii. to amend any outstanding Grant, subject to Section 14, and to accelerate or extend the vesting or exercisability of any Grant and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate; and

               iv. generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Trust with respect to the Plan.

     Each Agreement with a Class II Participant shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

          d. Medium and Time of Payment. Except as may otherwise be provided below, the Purchase Price for each Option granted to a Class II Participant shall be payable in full in United States dollars upon the exercise of the Option. In the event the Trust determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Optionee may be required to make arrangements satisfactory to the Trust to enable it to satisfy such withholding requirements in accordance with Section 17. If the applicable Agreement so provides, and the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:

               i.   by a certified or bank cashier's check;

               ii. by the surrender of Common Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Common Shares, as long as the sum of the cash so paid and the Fair Market Value of the Common Shares so surrendered equals the Purchase Price;

               iii. by cancellation of indebtedness owed by the Trust to the Optionee;

               iv. by a loan or extension of credit from the Trust evidenced by a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee (in which case the Committee may require that the Optionee pledge his or her Option Shares to the Trust for the purpose of securing the payment of such note, and in no event shall the share certificate(s) representing such Option Shares be released to the Optionee until such note shall have been paid in full); or

               v. by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

               Except in the case of the exercise of Options where payment is by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Shares as payment upon exercise of an Option. Any fractional shares resulting from an Optionee's exercise and payment of the Purchase Price shall in the discretion of the Committee be paid in cash.

          e.   Term  and  Nontransferability  of Grants and Options.   Each
Option shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions:

               i. No Option shall be exercisable except by the Optionee or a transferee permitted hereunder;

               ii. No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (iii) is otherwise appropriate and desirable;

               iii. No Option shall be exercisable until such time as set forth in the applicable Agreement (but in no event after the expiration of such Option); and

               iv. The Committee may not modify, extend or renew any Grant to any Class I Participant unless such modification, extension or renewal shall satisfy any and all applicable requirements of Rule 16b-
     3. The foregoing notwithstanding, no modification of a Grant shall, without the consent of the Grantee, alter or impair any rights or obligations under any Grant.

          f. Termination of Service, Except by death, Retirement or Disability. Unless otherwise provided in the applicable Agreement, upon any Termination of Service by the Trust other than for Cause or as a result of the Optionee's death, Retirement or Disability, an Optionee shall have the right, subject to the restrictions of subsection (c) above, to exercise his or her Options at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee's right to exercise such Options had accrued pursuant to the terms of the Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the Agreement, if there occurs a Termination of Service by a Participating Company for Cause or a termination of Service by the Optionee (other than on account of death, Retirement or Disability), any Option not exercised in full prior to such termination shall be canceled. For this purpose, the service relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee).

          g. Death of Optionee. Unless otherwise provided in the applicable Agreement, if the Optionee dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of subsection (c) above, at any time within 12 months after the Optionee's death, by the Successor of the Optionee, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised.

          h. Disability or Retirement of Optionee. Unless otherwise provided in the Agreement, upon Termination of Service for reason of Disability or Retirement, such Optionee shall have the right, subject to the restrictions of subsection (c) above, to exercise the Option at any time within 12 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised.

          i. Rights as a Shareholder. Except as expressly provided in this Plan or any Agreement. A Grantee shall have no rights as a shareholder with respect to any Common Shares covered by his or her Grant until the date of the issuance of a share certificate for such Common Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12.

          j. Modification, Extension and Renewal of Option. Within the limitations of the Plan, and only with respect to Options granted to Class II Participants, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The Committee may modify, extend or renew any Option granted to any Class I Participant, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

          k. Other Provisions. The Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of any Option) as the Committee shall deem advisable.

     8.   SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.

          a. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Common Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans maintained by the Participating Companies, their parent or Subsidiaries) shall not exceed $100,000.

          b. In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

          c. If Common Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Common Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Trust in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Trust thereupon has a tax-withholding obligation, shall pay to the Trust an amount equal to any withholding tax the Trust is required to pay as a result of the disqualifying disposition.

     9.   PROVISIONS APPLICABLE TO RESTRICTED SHARES.

          a. Grant of Restricted Shares. Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Agreement: (i) grant Restricted Shares to Eligible Persons;
(ii) determine the restrictions applicable to Restricted Shares; and (iii) determine or impose other conditions to the Grant of Restricted Shares under the Plan as it may deem appropriate.

          b.   Certificates.

               i. Each Grantee of Restricted Shares shall be issued a share certificate in respect of Restricted Shares awarded under the Plan. Such certificate shall be registered in the name of the Grantee. The certificates for Restricted Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

               The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the N' Tandem Trust 1998 Equity Compensation Plan and an Agreement entered into between the registered owner and N' Tandem Trust. Copies of such Plan and Agreement are on file in the offices of N' Tandem Trust at 6430 S. Quebec Street, Englewood, CO 80111.

               ii. The Committee shall require that the share certificates evidencing such Restricted Shares be held in custody by the Trust until the restrictions thereon shall have lapsed, and that, as a condition of any Grant of Restricted Shares, the Grantee shall have delivered a stock power, endorsed in blank, relating to the shares covered by such Grant. If and when such restrictions so lapse, the share certificates shall be delivered by the Trust to the Grantee or his or her designee as provided in Subsection (c).

          c. Restrictions and Conditions. Unless otherwise provided by the Committee, the Restricted Shares granted pursuant to the Plan shall be subject to the following restrictions and conditions:

                    (1)  Subject to the  provisions  of  the  Plan  and the
          Agreements, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Restricted Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Restricted Shares awarded under the Plan (or have such Restricted Shares attached or garnished). The period of forfeiture with respect to Restricted Shares granted hereunder shall lapse as provided in the applicable Agreement.

                    (2) Except as provided in any agreement (i), the Grantee shall have, in respect of the Restricted Shares, all of the rights of a shareholder of the Trust, including the right to vote the Restricted Shares, and the right to receive any cash dividends, which dividends shall be held by the Trust (unsegregated as a part of its general assets) until the period of forfeiture lapses (and shall be forfeited if the underlying Restricted Shares are forfeited). Certificates for Restricted Shares no longer subject to restrictions shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Restricted Shares.

                    (3) Subject to the provisions of the Agreement, if the Grantee has a Termination of Service by the Trust or Participating Company for Cause, or by the Grantee for any reason, during the applicable period of forfeiture, then all Restricted Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee.

                    (4) Subject to the provisions of the Agreement, in the event the Grantee has a Termination of Service on account of death or Disability or Retirement, or the Grantee has a Termination of Service by the Trust or Participating Company for any reason other than Cause, or in the event of a Change in Control (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions will immediately lapse on all Restricted Shares granted to the applicable Grantee.

     10.  PROVISIONS APPLICABLE TO DERs.

          a. Grant of DERs. Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the Agreements, authorize the granting of

DERs to Eligible Persons based on the dividends declared on Common Shares, to be credited as of the dividend payment dates, during the period between the date a Grant is made, and the date such Grant expires, as determined by the Committee.

          b.   Certain Terms.

               i. The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

               ii. Unless otherwise determined by the Committee, a DER is payable only while the Grantee is an Employee.

               iii. Payment of the applicable dividend to the holder of a DER shall be in cash, in Common Shares or a combination of the both, as determined by the Committee.

               iv.  The   Committee   may  impose  such  employment-related
     conditions on the grant of a DER as it deems appropriate in its discretion.

     11.  TERM OF PLAN.   Grants may be made pursuant to the Plan until the
expiration of 10 years from the effective date of the Plan.

     12.  RECAPITALIZATION AND CHANGES OF CONTROL.

          a. Subject to any required action by shareholders of the Trust, if (i) the Trust shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or shares of the Trust or a transaction similar thereto, (ii) any stock dividend, shares split, reverse shares split, shares combination, reclassification, recapitalization or other similar change in the capital structure of the Trust, or any distribution to holders of Common Shares other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grant, then the Committee may forthwith take any such action as in its judgment shall be necessary to preserve to the Grantee's rights substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Common Shares with respect to such Grants (if Common Shares are otherwise then available) in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares subject to Grants, (y) the Exercise Price, and
(z) the number and kind of shares available under Section 6. To the extent that such action shall include an increase or decrease in the number of shares subject to outstanding Grants, the number of shares available under
Section 6 above shall be increased or decreased, as the case may be, proportionately.

          b. Subject to any required action by shareholders of the Trust, if the Trust is the surviving entity in any merger or consolidation, each outstanding Option and the rights under the Grant of Restricted Shares or DERs shall pertain and apply to the securities to which a holder of the number of Common Shares subject to the Grant would have been entitled. In the event of a merger or consolidation in which the Trust is not the surviving entity, the date of exercisability of each outstanding Grant shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Grant by the successor to the Trust.

          c. To the extent that any adjustment pursuant to this Section 12 relates to securities of the Trust, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

          d. Except as expressly provided in this Section 12, the recipient of any Grant shall have no rights by reason of subdivision or consolidation of shares of any class, the payment of any shares dividend or shares or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Trust of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to a Grant.

          e. Grants made pursuant to the Plan shall not affect in any way the right or power to the Trust to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

          f.   Upon the occurrence of a Change of Control:

               i. The Committee as constituted immediately before the Change of Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change of Control (including, without limitation, the substitution of shares other than shares of the Trust as the shares optioned hereunder, and the acceleration of the exercisability of the Options), provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Optionee as determined at the time of the adjustments.

               ii. All restrictions and conditions on each Option, Restricted Share or DER shall automatically lapse and all Grants under the Plan shall be deemed fully vested; provided that this provision shall not be effective to the extent that the Trust or the Committee determines that the accelerated vesting or other treatment or adjustment of the Grants upon the occurrence of a Change of Control as contemplated hereby would adversely affect the ability of the Trust or acquiror (in the case of a Change of Control in connection with which the Trust is not the surviving corporation) to use the pooling method of accounting in connection with a Change of Control transaction, if such method of accounting would otherwise be available and desired by the Trust or acquiror.

          g. "Change of Control" shall mean the occurrence of any one of the following events:

               i. any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Trust, and Chateau Communities, Inc., and any of their Affiliates, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Trust or any of its Affiliates) together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Trust representing 30% or more of either (A) the combined voting power of the Trust's then outstanding securities having the right to vote in an election of the Board of Trustees or (B) the then outstanding shares (in either such case other than as a result of an acquisition of securities directly from the Trust); or

               ii. persons who, as of the effective date of the Plan, constitute the Trust's Board of Trustees (the "Incumbent Trustees") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a Trustee of the Trust subsequent to the effective date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Trustees shall, for purposes of the Plan, be considered an Incumbent Trustee; or

               iii. there shall occur (A) any consolidation or merger of the Trust or any Subsidiary where the shareholders of the Trust, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting securities of the entity issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Trust or (C) any plan or proposal for the liquidation or dissolution of the Trust.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Trust which, by reducing the number of shares or other voting securities outstanding, increases (x) the proportionate number of shares beneficially owned by any person to 30% or more of the shares then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 30% or more of the combined voting power of all then outstanding voting securities; provided, however, that, subject to the exceptions set forth in sub paragraph 1 of this subsection (g), if any person referred to in clause
(x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of this subsection
(g).

     13. EFFECT OF CERTAIN TRANSACTIONS. In the case of (i) the dissolution or liquidation of the Trust, (ii) a merger, consolidation, reorganization or other business combination in which the Trust is acquired by another entity or in which the Trust is not the surviving entity, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Trust, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 12. In the event of such termination, all outstanding Options shall be exercisable in full and all restrictions on Restricted Shares shall be deemed waived for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

     14.  SECURITIES LAW REQUIREMENTS.

          a. Legality of Issuance. The issuance of any Shares subject to a Grant, and the Grants themselves, shall be contingent upon the following:

               i. the obligation of the Trust to sell Common Shares with respect to Options granted under the Plan, or to issue Restricted Shares or DERs, shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

               ii. the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to Options, Restricted Shares or DERs; and

               iii. each Grant is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any Grant or the issuance of Common Shares, no Options shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

          b. Restrictions on Transfer. Regardless of whether the offering and sale or issuance of Common Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Trust may impose restrictions on the sale, pledge or other transfer of such Common Shares (including the placement of appropriate legends on share certificates) if, in the judgment of the Trust and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Common Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Common Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Trust and its counsel. Any determination by the Trust and its counsel in connection with any of the matters set forth in this Section 14 shall be conclusive and binding on all persons. Without limiting the generality of the last sentence of Section 6, share certificates evidencing Common Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

          "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

          c. Registration or Qualification of Securities. The Trust may, but shall not be obligated to, register or qualify the issuance of Options and/or the sale or issuance of Common Shares under the Act or any other applicable law. The Trust shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale or issuance of Common Shares under the Plan to comply with any law.

          d. Exchange of Certificates. If, in the opinion of the Trust and its counsel, any legend placed on a share certificate representing Common Shares sold or issued pursuant to the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Common Shares but lacking such legend.

     15. AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Common Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Grantee with respect to Grants previously made unless such amendments are in connection with compliance with applicable laws; provided that the Board (i) may not increase the aggregate number of Common Shares that may be subject to Grants under the Plan, or change the classes or types of persons that are elibible to receive Grants under the Plan, without the prior approval of the shareholders of the Trust, voting as a single class, and (ii) may not make any amendment in the Plan that would, if such amendment were not approved by the shareholders of the Trust, cause the Plan to fail to comply with any requirement or applicable law or regulation, unless and until the approval of such shareholders.

     16. APPLICATION OF FUNDS. The proceeds received by the Trust from the sale of Common Shares pursuant to the exercise of an Option will be used for general corporate purposes.

     17. TAX WITHHOLDING. Each recipient of a Grant shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the recipient for federal income tax purposes, pay to the Trust, or make arrangements satisfactory to the Trust regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. Subject to the consent of the Committee, a Grantee may elect to have such tax withholding satisfied, in whole or in part, by (i) authorizing the Company to withhold a number of Common Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due,
(ii) transferring to the Trust Common Shares owned by the Grantee with a Fair Market Value equal to the amount of the required withholding tax, or
(iii) in the case of an Grantee who is an Employee of the Trust at the time such withholding is effected, by withholding the required amount from the Grantee's cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Grantee's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Trust's obligation as may otherwise by provided hereunder to issue shares or dividends to the Grantee and to release any instructions as may otherwise be provided under a Grant, and the failure of the Grantee to satisfy such requirements with respect to the (i) exercise of an Option;
(ii) lapsing of restrictions on Restricted Shares (or other income recognition event; or (iii) distributions in respect of any DER shall cause such Option, Restricted Share or DER to be forfeited.

     18. NOTICES. All notices under the Plan shall be in writing, and if to the Trust, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address of such Grantee appearing in the records of the Participating Trust. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 16.

     19. RIGHTS TO EMPLOYMENT OR OTHER SERVICE. Nothing in the Plan or in any Grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Trust (if applicable) or interfere in any way with the right of the Trust and its shareholders to terminate the individual's employment or other service at any time.

     20. EXCULPATION AND INDEMNIFICATION. To the maximum extent permitted by law, the Trust shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

     21. NO FUND CREATED. Any and all payments hereunder to recipients of Grants hereunder shall be made from the general funds of the Trust (or, if applicable, a Participating Company), and no special or separate fund shall be established or other segregation of assets made to assure such payments; provided that bookkeeping reserves may be established in connection with the satisfaction of payment obligations hereunder. The obligations of the Trust under the Plan are unsecured and constitute a mere promise by the Trust to do things in the future, and, to the extent that any person acquires a right to receive payments under the Plan from the Trust (or, if applicable, a Participating Company), such right shall be no greater than the right of a general unsecured creditor of the Trust (or, if applicable, a Participating Company).

     22. CAPTIONS. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

     23.  GOVERNING  LAW.   THE  PLAN  SHALL BE GOVERNED  BY  THE  LAWS  OF
CALIFORNIA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

     24. EXECUTION. The Trust has caused the Plan to be executed in the name and on behalf of the Trust by a Trustee of the Trust thereunto duly authorized.


                              N' TANDEM TRUST


                              By:__________________________________________
                                   Name:
                                   Title: Trustee

WINDSOR REAL ESTATE INVESTMENT TRUST 8

                     PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS


       The undersigned holder of Shares of beneficial interest of Windsor Real Estate Investment Trust 8, a California business trust (the "Trust"), acting under the laws of the State of California, hereby constitutes and appoints Steven G. Waite and Stacey Williams and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the 1998 Annual Meeting of Shareholders of the Trust to be held on October 23, 1998 at 10:00 a.m., MDT, at 6430 South Quebec Street, Englewood, Colorado 80111, and at any adjournments thereof, and in connection therewith to vote all of the Shares which the undersigned would be entitled to vote, as follows on the reverse side of this proxy.


       Said attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said attorneys and proxies and each of them, may lawfully do by virtue hereof. Said proxies, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the meeting, all matters presented at the meeting but which are not known to the Board of Trustees at the time of the solicitation of this proxy and, with respect to the election of any person as a Trustee, if a bona fide nominee for the office is named in the Proxy Statement and such nominee is unable to serve or will not serve, to vote for any other person.


       Each of the above-named proxies present at said meeting either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy shall be voted in accordance with the choices specified by the undersigned on this proxy. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED ON THE PROXY THE PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF TRUSTEES AND AS A GRANT OF AUTHORITY TO VOTE FOR THE PROPOSALS AND ON ANY OTHER MATTER TO BE VOTED UPON.

       PROPOSALS 1 AND 2 ARE CONDITIONED UPON SHAREHOLDER APPROVAL OF BOTH Proposals 1 AND 2, meaning that if only one of such proposals is approved by the shareholders, both proposals will be deemed to be NOT approved by the shareholders.

                              *  FOLD AND DETACH HERE  *

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF                                                 Please         <checked-box>
TRUSTEES OF WINDSOR REAL ESTATE INVESTMENT TRUST 8                                                     mark your vote
                                                                                                       as indicated
                                                                                                       in the
                                                                                                       example

1.PROPOSAL   TO               4.  ELECTION OF TRUSTEES                        NOMINEES:  GARY P. MCDANIEL
  CONVERT   THE                                                                          KENNETH G. PINDER
  TRUST FROM  A                                                                          RICHARD B. RAY
  FINITE   LIFE                   PLEASE FILL OUT A OR B BELOW
  ENTITY TO  AN
  INFINITE LIFE                   A.  REGULAR VOTING
  ENTITY
  FOR       AGAINST   ABSTAIN
  <square>  <square>  <square>

2. PROPOSAL TO AMEND AND                FOR                                  (INSTRUCTION TO WITHHOLD
   RESTATE THE TRUST'S              ALL NOMINEES        WITHHOLD             AUTHORITY  TO VOTE FOR
   DECLARATION OF TRUST AND           LISTED            AUTHORITY            ANY INDIVIDUAL NOMINEE
   ADOPOT BY-LAWS FOR THE           (except as          FOR ALL              WRITE  THE  NAME(S)  OF
   TRUST                             listed to          NOMINEES             SUCH NOMINEE(S) BELOW)
   FOR      AGAINST   ABSTAIN         right)
  <square>  <square>  <square>       <square>           <square>             _________________________

                                                                             _________________________
Proposals 1 and 2 are conditioned  B.  CUMULATIVE VOTING OPTION
upon shareholder approval of          Please  allocate  available  votes  among candidates
both Proposals 1 and 2, meaning       (see below for details):
that if only one of such proposals
is approved by the shareholders,      ___ Gary P. McDaniel  ____ Kenneth G. Pinder ___ Richard B. Ray
both proposals will be deemed
to be not approved by the
shareholders.

3. PROPOSAL TO ADOPT THE            Instructions  for  Cumulative  Voting.  Each Shareholder selecting
   1998 EQUITY COMPENSATION         the Cumulative Voting Option is entitled to 3 votes per Share
   PLAN                             held, which are to be allocated among the nominees above,  in  the
                                    Shareholder's discretion.
   FOR       AGAINST  ABSTAIN
  <square>  <square>   <square>     PLEASE  SIGN,  DATE  AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE
                                    PREPAID ENVELOPE PROVIDED.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement relating to the 1998
Annual Meeting of shareholders.

Signature(s)______________________________________________________________  Date:____________________
IMPORTANT:  In signing  this  proxy,  please sign your name or names on the signature line in the same manner as it appears on your stock certificate.  When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
EACH JOINT TENANT SHOULD SIGN.

                                     *  FOLD AND DETACH HERE  *